--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS   SEPTEMBER 28, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.
[LOGO] Nuveen Investment

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents

         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Kansas Municipal Bond Fund                           2
         Nuveen Kentucky Municipal Bond Fund                         4
         Nuveen Michigan Municipal Bond Fund                         6
         Nuveen Missouri Municipal Bond Fund                         8
         Nuveen Ohio Municipal Bond Fund                            10
         Nuveen Wisconsin Municipal Bond Fund                       12

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                      14
         What Securities We Invest In                               15
         How We Select Investments                                  17
         What the Risks Are                                         17
         How We Manage Risk                                         18

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                19
         How to Reduce Your Sales Charge                            20
         How to Buy Shares                                          22
         Systematic Investing                                       23
         Systematic Withdrawal                                      24
         Special Services                                           24
         How to Sell Shares                                         25

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         27
         Distribution and Service Plans                             28
         Net Asset Value                                            29
         Fund Service Providers                                     30

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       31

         Appendix  Additional State Information                     37

                                                             September 28, 2004

Section 1  The Funds

                       Nuveen Kansas Municipal Bond Fund
                       Nuveen Kentucky Municipal Bond Fund
                       Nuveen Michigan Municipal Bond Fund
                       Nuveen Missouri Municipal Bond Fund
                       Nuveen Ohio Municipal Bond Fund
                       Nuveen Wisconsin Municipal Bond Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE



                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Kansas Municipal Bond Fund

Fund Overview


Investment Objective
                                    [GRAPHIC]


The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Kansas bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                                  [BAR CHART]

Class A Annual Returns

1994   1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  -----  ----  ----  ----  -----  -----  ----  ----  ----
-8.3%  17.7%  3.4%  9.7%  6.2%  -5.8%  11.4%  4.9%  8.8%  4.4%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.96% and -7.73%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                                           ............................
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)             0.01%    3.66%     4.52%
                Class B                    -0.35%    3.60%     4.34%
                Class C                     3.85%    3.98%     4.48%
                Class R                     4.61%    4.75%     5.16%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions            0.01%    3.66%     4.52%
                 After Taxes on
                   Distribution and Sale
                   of Shares                1.54%    3.80%     4.56%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   5.31%    5.83%     6.03%
                Lipper Peer Group/3/        3.77%    4.28%     4.32%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

         Share Class                       A         B       C     R/5/
         --------------------------------------------------------------
         Maximum Sales Charge Imposed
         on Purchases                 4.20%/6/    None    None     None
         ..............................................................
         Maximum Sales Charge Imposed
         on Reinvested Dividends          None    None    None     None
         ..............................................................
         Exchange Fees                    None    None    None     None
         ..............................................................
         Deferred Sales Charge/7/         None/8/   5%/9/   1%/10/ None
         ..............................................................

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.54%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Kansas Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses


Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .15%  .14%  .15% .15%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .90% 1.64% 1.45% .70%
         .............................................................

           + After Expense Reimbursements
           .........................................................
           Expense Reimbursements         (.01%)    -- (.01%) (.01%)
           .........................................................
           Total Annual Fund Operating
           Expenses--Net                   .89%  1.64% 1.44%   .69%
           .........................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  508 $  567 $  148 $ 72 $  508 $  167 $  148 $ 72
        ...............................................................
         3 Years    $  695 $  817 $  459 $224 $  695 $  517 $  459 $224
        ...............................................................
         5 Years    $  898 $  992 $  792 $390 $  898 $  892 $  792 $390
        ...............................................................
         10 Years   $1,481 $1,746 $1,735 $871 $1,481 $1,746 $1,735 $871
        ...............................................................

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Kentucky Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Kentucky bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART]

Class A Annual Returns

1994   1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  -----  ----  ----  ----  -----  -----  ----  ----  ----
-5.4%  17.3%  3.9%  9.1%  6.9%  -4.4%  10.1%  4.8%  8.3%  5.9%


Section 1   The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.13% and -5.54%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                 Class A (Offer)           1.44%     3.91%     4.83%
                 Class B                   1.21%     3.88%     4.72%
                 Class C                   5.35%     4.24%     4.70%
                 Class R                   6.19%     5.02%     5.41%
                -------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          1.39%     3.90%     4.80%
                  After Taxes on
                    Distributions and
                    Sales of Shares        2.64%     4.03%     4.85%
                -------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond Index2   5.31%     5.83%     6.03%
                 Lipper Peer Group3        4.64%     4.21%     4.89%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.51%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Kentucky Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .53%  .53%  .53% .53%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .11%  .11%  .11% .11%
         Total Annual Fund Operating
         Expenses--Gross+                        .84% 1.59% 1.39% .64%

           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund
           Operating Expenses--Net        .83%  1.58%  1.38%   .63%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  502 $  562 $  142 $ 65 $  502 $  162 $  142 $ 65
         3 Years    $  677 $  802 $  440 $205 $  677 $  502 $  440 $205
         5 Years    $  866 $  966 $  761 $357 $  866 $  866 $  761 $357
         10 Years   $1,414 $1,688 $1,669 $798 $1,414 $1,688 $1,669 $798

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Michigan Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Michigan bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART]

Class A Annual Returns

1994   1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  -----  ----  ----  ----  -----  -----  ----  ----  ----
-5.0%  16.3%  3.8%  8.9%  5.6%  -5.0%  10.4%  5.9%  9.4%  4.0%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.10% and -5.31%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            -0.36%    3.88%     4.78%
                Class B                    -0.74%    3.83%     4.67%
                Class C                     3.41%    4.21%     4.66%
                Class R                     4.19%    4.97%     5.37%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           -0.56%    3.80%     4.72%
                 After Taxes on
                   Distributions and
                   Sale of Shares           1.54%    3.98%     4.79%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   5.31%    5.83%     6.03%
                Lipper Peer Group/3/        4.44%    4.78%     5.03%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          ...........................................................
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          ...........................................................
          Exchange Fees                 None    None    None     None
          ...........................................................
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None
          ...........................................................

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.03%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .13%  .13%  .13% .13%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .87% 1.62% 1.42% .67%
         .............................................................

            +After Expense Reimbursements
            .......................................................
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            .......................................................
            Total Annual Fund Operating
            Expenses--Net                0.86%  1.61%  1.41%  0.66%
            .......................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  505 $  565 $  145 $ 68 $  505 $  165 $  145 $ 68
        ...............................................................
         3 Years    $  686 $  811 $  449 $214 $  686 $  511 $  449 $214
        ...............................................................
         5 Years    $  882 $  981 $  776 $373 $  882 $  881 $  776 $373
        ...............................................................
         10 Years   $1,448 $1,721 $1,702 $835 $1,448 $1,721 $1,702 $835
        ...............................................................

 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Michigan Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


                      NUVEEN MISSOURI MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Missouri bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART]

Class A Annual Returns

1994   1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  -----  ----  ----  ----  -----  -----  ----  ----  ----
-6.1%  16.3%  3.9%  9.4%  5.8%  -4.3%  10.0%  5.4%  8.0%  5.2%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.61% and -5.65%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            0.85%     3.83%     4.71%
                Class B                    0.44%     3.77%     4.59%
                Class C                    4.65%     4.15%     4.57%
                Class R                    5.40%     4.93%     5.30%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.85%     3.82%     4.71%
                 After Taxes on
                   Distributions and
                   Sale of Shares          2.11%     3.96%     4.75%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  5.31%     5.83%     6.03%
                Lipper Peer Group/3/       4.50%     4.71%     5.16%

What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

           Share Class                     A        B      C    R/5/
           ---------------------------------------------------------
           Maximum Sales Charge Imposed
           on Purchases                 4.20%/6/ None      None None
           Maximum Sales Charge Imposed
           on Reinvested Dividends          None None      None None
           Exchange Fees                    None None      None None
           Deferred Sales Charge/7/      None/8/   5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.56%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Missouri Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses


Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .11%  .11%  .11% .11%
         Total Annual Fund Operating
         Expenses                                .85% 1.60% 1.40% .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Ohio Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Ohio bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART]

Class A Annual Returns

1994   1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  -----  ----  ----  ----  -----  -----  ----  ----  ----
-4.6%  15.5%  3.3%  8.3%  5.8%  -4.3%  10.4%  3.8%  8.8%  5.6%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.05% and -4.69%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                                           ............................
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            1.23%     3.84%     4.64%
                Class B                    0.97%     3.79%     4.53%
                Class C                    5.10%     4.17%     4.52%
                Class R                    5.87%     4.95%     5.24%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           1.23%     3.83%     4.62%
                 After Taxes on
                   Distributions and
                   Sale of Shares          2.41%     3.97%     4.68%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  5.31%     5.83%     6.03%
                Lipper Peer Group/3/       5.09%     5.01%     5.21%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            .......................................................
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            .......................................................
            Exchange Fees                    None  None   None None
            .......................................................
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            .......................................................

1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -1.01%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .53%  .53%  .53% .53%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .12%  .12%  .12% .12%
         .............................................................
         Total Annual Fund Operating
         Expenses                                .85% 1.60% 1.40% .65%
         .............................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
        ...............................................................
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
        ...............................................................
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
        ...............................................................
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810
        ...............................................................

 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Ohio Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Wisconsin Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Wisconsin bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past nine years as well as average annualized fund and index returns for the one- and five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past nine years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Return after taxes on distributions and sale of shares assume you sold you shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART]

Class A Annual Returns

1995   1996  1997  1998  1999   2000   2001  2002  2003
-----  ----  ----  ----  -----  -----  ----  ----  ----
17.2%  2.5%  9.4%  6.6%  -6.8%  13.3%  4.3%  9.0%  4.6%


Section 1  The Funds

During the nine years ended December 31, 2003, the highest and lowest quarterly returns were 6.57% and -2.64%, respectively, for the quarters ended 3/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                          Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                                          ............................
                                                              Since
               Class Returns Before Taxes 1 Year   5 Year   Inception
               -------------------------------------------------------
               Class A (Offer)             0.22%   3.77%      5.29%
               Class B                    -0.18%   3.71%      5.20%
               Class C                     4.10%   4.10%      5.27%
               Class R                     4.87%   4.88%      5.95%
               -------------------------------------------------------
               Class A (Offer) Returns:
                After Taxes on
                  Distributions            0.22%   3.77%      5.29%
                After Taxes on
                  Distributions and
                  Sale of Shares           1.59%   3.84%      5.22%
               -------------------------------------------------------
               Lehman Brothers
                 Municipal Bond Index/2/   5.31%   5.83%      6.03%
               Lipper Peer Group/3/        4.24%   4.44%      4.75%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          ...........................................................
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          ...........................................................
          Exchange Fees                 None    None    None     None
          ...........................................................
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None
          ...........................................................

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.66%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses


Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .17%  .17%  .17% .17%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .92% 1.67% 1.47% .72%
         .............................................................

            + After Expense Reimbursements
            .......................................................
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            .......................................................
            Total Annual Fund Operating
            Expenses--Net                .91%  1.66%  1.46%   .71%
            .......................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                                           No Redemption
Share Class          A             B             C            R            A             B             C            R
------------------------------------------------------------------------------------------------------------------------------
 1 Year            $  510        $  570        $  150        $ 74        $  510        $  170        $  150        $ 74
...............................................................................................................................
 3 Years           $  701        $  826        $  465        $230        $  701        $  526        $  465        $230
...............................................................................................................................
 5 Years           $  908        $1,007        $  803        $401        $  908        $  907        $  803        $401
...............................................................................................................................
 10 Years          $1,504        $1,777        $1,757        $894        $1,504        $1,777        $1,757        $894
...............................................................................................................................

 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Other States Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.

                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                       Cathryn P. Steeves has been the portfolio manager for the Kentucky and Ohio Funds since August 2004. She is a Vice President (since 2003), formerly, Assistant Vice President (since 2001) of Nuveen Advisory, previously, Senior Analyst (1998-2003). She currently manages investments for 17 Nuveen-sponsored investment companies.

                       Scott R. Romans has been the portfolio manager for the Kansas, Missouri and Wisconsin Funds since November 2003. He is a Vice President, formerly, Assistant Vice President and Portfolio Manager of Nuveen Advisory (since 2003), formerly, Senior Analyst (since 2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000. Currently, he manages 26 Nuveen-sponsored investment companies.

                       Daniel S. Solender has been the portfolio manager for the Michigan Fund since November 2003. Mr. Solender has served as Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp. since July 2003. Prior thereto, Mr. Solender was Principal and portfolio manager for The Vanguard Group since 1999. He is a Chartered Financial Analyst and currently manages 26 Nuveen-sponsored investment companies.

Section 2  How We Manage Your Money

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

                   .........................................
                   Nuveen Kansas Municipal Bond Fund    .55%
                   .........................................
                   Nuveen Kentucky Municipal Bond Fund  .53%
                   .........................................
                   Nuveen Michigan Municipal Bond Fund  .54%
                   .........................................
                   Nuveen Missouri Municipal Bond Fund  .54%
                   .........................................
                   Nuveen Ohio Municipal Bond Fund      .53%
                   .........................................
                   Nuveen Wisconsin Municipal Bond Fund .55%
                   .........................................

                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by Nuveen Advisory and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented.


             [GRAPHIC]

             WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than

                                            Section 2  How We Manage Your Money
                       yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Kansas, Missouri and Wisconsin Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of

                                            Section 2  How We Manage Your Money
                       certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds, which are diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                       As diversified funds, the Kentucky, Michigan and Ohio Funds also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:



                                                                     Sales Charge as % of  Sales Charge as % of
Amount of Purchase                                                   Public Offering Price Net Amount Invested
 Less than $50,000                                                           4.20%                 4.38%
.....................................................................
 $50,000 but less than $100,000                                              4.00                  4.18
.....................................................................
 $100,000 but less than $250,000                                             3.50                  3.63
.....................................................................
 $250,000 but less than $500,000                                             2.50                  2.56
.....................................................................
 $500,000 but less than $1,000,000                                           2.00                  2.04
.....................................................................
 $1,000,000 and over                                                           --/1/                 --
.....................................................................

                                                                       Authorized Dealer
                                                                      Commission as % of
Amount of Purchase                                                   Public Offering Price
 Less than $50,000                                                           3.70%
.....................................................................
 $50,000 but less than $100,000                                              3.50
.....................................................................
 $100,000 but less than $250,000                                             3.00
.....................................................................
 $250,000 but less than $500,000                                             2.00
.....................................................................
 $500,000 but less than $1,000,000                                           1.50
.....................................................................
 $1,000,000 and over                                                         1.00/1/
.....................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


 Years Since Purchase                         0-1  1-2  2-3  3-4  4-5  5-6  Over 6
   CDSC                                         5%   4%   4%   3%   2%   1%   None
 .................................................................................

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases

Section 3  How You Can Buy and Sell Shares
                       by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.

                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.

                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.

                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.

                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.

                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.

                        .  Certain Authorized Dealer Personnel.

                        .  Certain Bank or Broker-Affiliated Trust Departments.

                        .  Certain Additional Categories of Investors.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at

                                     Section 3  How You Can Buy and Sell Shares
                       www.nuveen.com/mutual_funds/mf/web/mutual_fund_e_reports.
                       asp, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effects of
                       systematic investing and dividend reinvestment]


                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                                    [GRAPHIC]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares

                                     Section 3  How You Can Buy and Sell Shares
                       by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum.
The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

                                                 Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                                    To Equal a Tax-Free Yield of:
                      ........................................................................
                                                    3.00%      4.00%      5.00%      6.00%
                      Tax Bracket:                  A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------------------------
                        25%                         4.00%      5.33%      6.67%      8.00%
                      ........................................................................
                        28%                         4.17%      5.56%      6.94%      8.33%
                      ........................................................................
                        33%                         4.48%      5.97%      7.46%      8.96%
                      ........................................................................
                        35%                         4.62%      6.15%      7.69%      9.23%
                      ........................................................................

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

Section 4  General Information

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less

                                                 Section 4  General Information
                       all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on various factors including prices of comparable municipal bonds.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years prior to May 31, 2002 was audited by Arthur Andersen LLP.

Nuveen Kansas Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  -------------------------                     --------


                                        Net
                                  Realized/                                    Ending               Ending
           Beginning        Net  Unrealized                Net                    Net                  Net
Year Ended Net Asset Investment  Investment         Investment  Capital         Asset     Total     Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)      (000)
-----------------------------------------------------------------------------------------------------------

Class A (1/92)
  2004        $10.77       $.46       $(.57) $(.11)      $(.46)     $-- $(.46) $10.20     (1.02)% $ 91,744
  2003         10.25        .48         .52   1.00        (.48)      --  (.48)  10.77     10.03    102,938
  2002         10.16        .50         .10    .60        (.51)      --  (.51)  10.25      6.06     96,411
  2001          9.54         51         .62   1.13        (.51)      --  (.51)  10.16     12.02     91,062
  2000         10.49        .50        (.96)  (.46)       (.49)      --  (.49)   9.54     (4.38)    86,460

Class B (2/97)
  2004         10.69        .38        (.57)  (.19)       (.38)      --  (.38)  10.12     (1.77)    11,001
  2003         10.18        .40         .52    .92        (.41)      --  (.41)  10.69      9.18     12,797
  2002         10.09        .42         .11    .53        (.44)      --  (.44)  10.18      5.30     10,210
  2001          9.48        .44         .61   1.05        (.44)      --  (.44)  10.09     11.17      6,851
  2000         10.43        .42        (.95)  (.53)       (.42)      --  (.42)   9.48     (5.14)     5,361

Class C (2/97)
  2004         10.78        .40        (.56)  (.16)       (.41)      --  (.41)  10.21     (1.53)    23,656
  2003         10.27        .42         .52    .94        (.43)      --  (.43)  10.78      9.35     25,049
  2002         10.17        .44         .12    .56        (.46)      --  (.46)  10.27      5.60     16,943
  2001          9.56        .46         .61   1.07        (.46)      --  (.46)  10.17     11.29      6,359
  2000         10.51        .45        (.96)  (.51)       (.44)      --  (.44)   9.56     (4.89)     5,633

Class R (2/97)
  2004         10.82        .48        (.58)  (.10)       (.48)      --  (.48)  10.24      (.89)     1,204
  2003         10.30        .50         .53   1.03        (.51)      --  (.51)  10.82     10.23      1,310
  2002         10.20        .53         .11    .64        (.54)      --  (.54)  10.30      6.38      1,475
  2001          9.59        .54         .60   1.14        (.53)      --  (.53)  10.20     12.12      1,967
  2000         10.55        .52        (.96)  (.44)       (.52)      --  (.52)   9.59     (4.22)     1,360
-----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .90%       4.36%        11%
      .88        4.57         12
      .90        4.90         17
      .90        5.13         18
     1.01        5.05         54


     1.64        3.61         11
     1.63        3.81         12
     1.65        4.13         17
     1.65        4.38         18
     1.77        4.31         54


     1.45        3.81         11
     1.43        4.01         12
     1.44        4.31         17
     1.45        4.58         18
     1.56        4.51         54


      .70        4.56         11
      .68        4.77         12
      .70        5.12         17
      .69        5.33         18
      .85        5.32         54
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .89%, 1.64%, 1.44%, and .69% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.37%, 3.62%, 3.82% and 4.57% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen Kentucky Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                    --------


                                        Net
                                  Realized/                                     Ending              Ending
           Beginning        Net  Unrealized                Net                     Net                 Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total    Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------

Class A (5/87)
  2004        $11.35       $.51       $(.42) $ .09       $(.52)   $(.04) $(.56) $10.88       .90% $410,109
  2003         10.92        .53         .44    .97        (.53)    (.01)  (.54)  11.35      9.03   426,782
  2002         10.80        .54         .12    .66        (.54)      --   (.54)  10.92      6.22   407,706
  2001         10.30        .55         .50   1.05        (.55)      --   (.55)  10.80     10.40   403,793
  2000         11.22        .55        (.92)  (.37)       (.55)      --   (.55)  10.30     (3.27)  394,048

Class B (2/97)
  2004         11.35        .43        (.42)   .01        (.44)    (.04)  (.48)  10.88       .14    20,874
  2003         10.92        .45         .44    .89        (.45)    (.01)  (.46)  11.35      8.21    21,206
  2002         10.80        .46         .12    .58        (.46)      --   (.46)  10.92      5.42    16,808
  2001         10.30        .47         .51    .98        (.48)      --   (.48)  10.80      9.60    12,977
  2000         11.22        .47        (.92)  (.45)       (.47)      --   (.47)  10.30     (3.99)   10,148

Class C (10/93)
  2004         11.34        .45        (.42)   .03        (.46)    (.04)  (.50)  10.87       .35    45,303
  2003         10.91        .47         .44    .91        (.47)    (.01)  (.48)  11.34      8.45    50,194
  2002         10.79        .48         .12    .60        (.48)      --   (.48)  10.91      5.64    40,746
  2001         10.29        .49         .50    .99        (.49)      --   (.49)  10.79      9.80    35,770
  2000         11.21        .50        (.93)  (.43)       (.49)      --   (.49)  10.29     (3.82)   31,078

Class R (2/97)
  2004         11.33        .53        (.41)   .12        (.54)    (.04)  (.58)  10.87      1.15     1,285
  2003         10.90        .55         .44    .99        (.55)    (.01)  (.56)  11.33      9.23     1,172
  2002         10.78        .57         .11    .68        (.56)      --   (.56)  10.90      6.40       983
  2001         10.27        .57         .51   1.08        (.57)      --   (.57)  10.78     10.72       889
  2000         11.20        .57        (.93)  (.36)       (.57)      --   (.57)  10.27     (3.18)      842
-----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .84%       4.58%        16%
      .84        4.79         14
      .85        4.99         14
      .87        5.11         14
      .96        5.23          7


     1.59        3.83         16
     1.59        4.04         14
     1.59        4.24         14
     1.62        4.36         14
     1.72        4.48          7


     1.39        4.03         16
     1.39        4.24         14
     1.40        4.44         14
     1.42        4.56         14
     1.51        4.68          7


      .64        4.78         16
      .64        4.99         14
      .65        5.19         14
      .67        5.31         14
      .77        5.43          7
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .83%, 1.58%, 1.38%, and .63% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.58%, 3.83%, 4.03% and 4.78% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Michigan Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                     --------


                                        Net
                                  Realized/                                     Ending               Ending
           Beginning        Net  Unrealized                Net                     Net                  Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total     Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------------

Class A (6/85)
  2004        $12.16       $.54      $ (.58) $(.04)      $(.55)   $(.12) $(.67) $11.45      (.27)% $179,956
  2003         11.55        .55         .63   1.18        (.56)    (.01)  (.57)  12.16     10.40    204,652
  2002         11.39        .56         .20    .76        (.57)    (.03)  (.60)  11.55      6.70    205,808
  2001         10.75        .58         .63   1.21        (.57)      --   (.57)  11.39     11.45    211,992
  2000         11.83        .58       (1.03)  (.45)       (.58)    (.05)  (.63)  10.75     (3.80)   208,290

Class B (2/97)
  2004         12.18        .45        (.58)  (.13)       (.46)    (.12)  (.58)  11.47     (1.03)    10,112
  2003         11.57        .46         .63   1.09        (.47)    (.01)  (.48)  12.18      9.56     11,179
  2002         11.41        .48         .19    .67        (.48)    (.03)  (.51)  11.57      5.88      9,214
  2001         10.77        .50         .63   1.13        (.49)      --   (.49)  11.41     10.61      8,642
  2000         11.85        .50       (1.03)  (.53)       (.50)    (.05)  (.55)  10.77     (4.52)     7,741

Class C (6/93)
  2004         12.14        .48        (.58)  (.10)       (.49)    (.12)  (.61)  11.43      (.83)    36,912
  2003         11.54        .49         .61   1.10        (.49)    (.01)  (.50)  12.14      9.71     43,693
  2002         11.38        .50         .19    .69        (.50)    (.03)  (.53)  11.54      6.11     38,763
  2001         10.74        .52         .63   1.15        (.51)      --   (.51)  11.38     10.84     36,123
  2000         11.82        .52       (1.03)  (.51)       (.52)    (.05)  (.57)  10.74     (4.35)    35,678

Class R (2/97)
  2004         12.16        .57        (.58)  (.01)       (.58)    (.12)  (.70)  11.45      (.07)    23,618
  2003         11.56        .58         .61   1.19        (.58)    (.01)  (.59)  12.16     10.53     24,951
  2002         11.39        .59         .20    .79        (.59)    (.03)  (.62)  11.56      6.99     23,643
  2001         10.75        .60         .63   1.23        (.59)      --   (.59)  11.39     11.63     22,799
  2000         11.83        .60       (1.03)  (.43)       (.60)    (.05)  (.65)  10.75     (3.62)    22,035
------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .87%       4.61%         9%
      .86        4.67         10
      .87        4.86         19
      .87        5.15         11
      .97        5.22         28


     1.62        3.86          9
     1.61        3.91         10
     1.62        4.11         19
     1.62        4.40         11
     1.73        4.48         28


     1.42        4.06          9
     1.41        4.12         10
     1.42        4.31         19
     1.42        4.60         11
     1.51        4.66         28


      .67        4.81          9
      .66        4.87         10
      .67        5.06         19
      .67        5.35         11
      .77        5.42         28
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .86%, 1.61%, 1.41% and .66% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.61%, 3.86%, 4.06% and 4.81% for classes A, B, C and R, respectively.

                                                Section 5  Financial Highlights

Nuveen Missouri Municipal Bond Fund


                                                           Investment Operations          Less Distributions
Class (Inception Date)                                 -----------------------------  --------------------------


                                                                          Net
                                                                    Realized/                                     Ending
                                             Beginning        Net  Unrealized                Net                     Net
                                             Net Asset Investment  Investment         Investment  Capital          Asset
Year Ended May 31,                               Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value
-------------------------------------------------------------------------------------------------------------------------

Class A (8/87)
 2004                                           $11.30       $.50       $(.53) $(.03)      $(.49)   $  --  $(.49) $10.78
 2003                                            10.81        .51         .51   1.02        (.53)      --   (.53)  11.30
 2002                                            10.71        .54         .11    .65        (.55)      --   (.55)  10.81
 2001                                            10.18        .56         .53   1.09        (.56)      --   (.56)  10.71
 2000                                            11.12        .55        (.93)  (.38)       (.55)    (.01)  (.56)  10.18

Class B (2/97)
 2004                                            11.30        .41        (.52)  (.11)       (.40)      --   (.40)  10.79
 2003                                            10.81        .43         .50    .93        (.44)      --   (.44)  11.30
 2002                                            10.71        .46         .11    .57        (.47)      --   (.47)  10.81
 2001                                            10.18        .48         .53   1.01        (.48)      --   (.48)  10.71
 2000                                            11.11        .47        (.93)  (.46)       (.46)    (.01)  (.47)  10.18

Class C (2/94)
 2004                                            11.29        .44        (.53)  (.09)       (.43)      --   (.43)  10.77
 2003                                            10.81        .45         .49    .94        (.46)      --   (.46)  11.29
 2002                                            10.70        .48         .12    .60        (.49)      --   (.49)  10.81
 2001                                            10.17        .50         .53   1.03        (.50)      --   (.50)  10.70
 2000                                            11.11        .49        (.93)  (.44)       (.49)    (.01)  (.50)  10.17

Class R (2/97)
 2004                                            11.31        .52        (.53)  (.01)       (.51)      --   (.51)  10.79
 2003                                            10.82        .53         .50   1.03        (.54)      --   (.54)  11.31
 2002                                            10.71        .57         .11    .68        (.57)      --   (.57)  10.82
 2001                                            10.18        .58         .53   1.11        (.58)      --   (.58)  10.71
 2000                                            11.12        .57        (.93)  (.36)       (.57)    (.01)  (.58)  10.18
-------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
Class (Inception Date)                                   -----------------------------------------
                                                                               Ratio of
                                                                   Ratio of         Net
                                                                   Expenses  Investment
                                                           Ending        to   Income to
                                                              Net   Average     Average  Portfolio
                                                 Total     Assets       Net         Net   Turnover
Year Ended May 31,                           Return(b)      (000) Assets(c)   Assets(c)       Rate
---------------------------------------------------------------------------------------------------

Class A (8/87)
 2004                                             (.28)% $221,955       .85%       4.50%        13%
 2003                                             9.63    233,996       .86        4.65         14
 2002                                             6.20    207,890       .87        5.02         13
 2001                                            10.93    202,698       .87        5.31         13
 2000                                            (3.47)   194,271       .96        5.25         21

Class B (2/97)
 2004                                             (.95)     9,532      1.60        3.75         13
 2003                                             8.80     11,912      1.61        3.90         14
 2002                                             5.38      9,091      1.62        4.27         13
 2001                                            10.10      6,991      1.62        4.55         13
 2000                                            (4.13)     5,165      1.71        4.51         21

Class C (2/94)
 2004                                             (.84)    21,402      1.40        3.95         13
 2003                                             8.93     23,336      1.41        4.10         14
 2002                                             5.72     20,076      1.41        4.46         13
 2001                                            10.31     12,589      1.42        4.76         13
 2000                                            (4.03)    10,229      1.50        4.69         21

Class R (2/97)
 2004                                             (.10)       483       .65        4.70         13
 2003                                             9.80        534       .66        4.86         14
 2002                                             6.47        507       .67        5.22         13
 2001                                            11.11        470       .67        5.51         13
 2000                                            (3.29)       442       .77        5.47         21
---------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.51%, 3.75%, 3.95% and 4.71% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Ohio Municipal Bond Fund


                                                           Investment Operations          Less Distributions
Class (Inception Date)                                 -----------------------------  --------------------------


                                                                          Net
                                                                    Realized/                                     Ending
                                             Beginning        Net  Unrealized                Net                     Net
                                             Net Asset Investment  Investment         Investment  Capital          Asset
Year Ended May 31,                               Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value
-------------------------------------------------------------------------------------------------------------------------

Class A (6/85)
 2004                                           $11.78       $.53       $(.60) $(.07)      $(.54)   $  --  $(.54) $11.17
 2003                                            11.16        .54         .62   1.16        (.54)      --   (.54)  11.78
 2002                                            11.10        .55         .06    .61        (.55)      --   (.55)  11.16
 2001                                            10.62        .57         .48   1.05        (.57)      --   (.57)  11.10
 2000                                            11.57        .57        (.93)  (.36)       (.57)    (.02)  (.59)  10.62

Class B (2/97)
 2004                                            11.77        .45        (.61)  (.16)       (.45)      --   (.45)  11.16
 2003                                            11.15        .45         .63   1.08        (.46)      --   (.46)  11.77
 2002                                            11.09        .47         .05    .52        (.46)      --   (.46)  11.15
 2001                                            10.62        .48         .48    .96        (.49)      --   (.49)  11.09
 2000                                            11.56        .49        (.93)  (.44)       (.48)    (.02)  (.50)  10.62

Class C (8/93)
 2004                                            11.76        .47        (.60)  (.13)       (.48)      --   (.48)  11.15
 2003                                            11.15        .47         .62   1.09        (.48)      --   (.48)  11.76
 2002                                            11.09        .49         .06    .55        (.49)      --   (.49)  11.15
 2001                                            10.61        .51         .48    .99        (.51)      --   (.51)  11.09
 2000                                            11.56        .51        (.93)  (.42)       (.51)    (.02)  (.53)  10.61

Class R (2/97)
 2004                                            11.77        .56        (.61)  (.05)       (.56)      --   (.56)  11.16
 2003                                            11.15        .56         .62   1.18        (.56)      --   (.56)  11.77
 2002                                            11.09        .57         .06    .63        (.57)      --   (.57)  11.15
 2001                                            10.62        .59         .48   1.07        (.60)      --   (.60)  11.09
 2000                                            11.57        .60        (.94)  (.34)       (.59)    (.02)  (.61)  10.62
-------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
Class (Inception Date)                                   -----------------------------------------
                                                                               Ratio of
                                                                   Ratio of         Net
                                                                   Expenses  Investment
                                                           Ending        to   Income to
                                                              Net   Average     Average  Portfolio
                                                 Total     Assets       Net         Net   Turnover
Year Ended May 31,                           Return(b)      (000) Assets(c)   Assets(c)       Rate
---------------------------------------------------------------------------------------------------

Class A (6/85)
 2004                                             (.62)% $347,733       .85%       4.65%        12%
 2003                                            10.65    385,619       .87        4.69         12
 2002                                             5.57    379,342       .86        4.93         21
 2001                                            10.05    385,226       .86        5.13         12
 2000                                            (3.18)   389,898       .90        5.25         11

Class B (2/97)
 2004                                            (1.34)    26,057      1.60        3.90         12
 2003                                             9.85     28,080      1.62        3.94         12
 2002                                             4.79     22,433      1.61        4.17         21
 2001                                             9.16     19,846      1.61        4.37         12
 2000                                            (3.82)    14,970      1.65        4.51         11

Class C (8/93)
 2004                                            (1.14)    44,575      1.40        4.10         12
 2003                                             9.99     50,999      1.42        4.14         12
 2002                                             5.01     44,984      1.41        4.37         21
 2001                                             9.46     41,396      1.41        4.57         12
 2000                                            (3.71)    41,220      1.45        4.69         11

Class R (2/97)
 2004                                             (.41)   139,762       .65        4.85         12
 2003                                            10.89    154,781       .67        4.89         12
 2002                                             5.80    148,302       .66        5.12         21
 2001                                            10.19    146,678       .66        5.32         12
 2000                                            (2.97)   142,031       .70        5.45         11
---------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable.

                                                Section 5  Financial Highlights

Nuveen Wisconsin Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                     -------


                                        Net
                                  Realized/                                     Ending              Ending
           Beginning        Net  Unrealized                Net                     Net                 Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total    Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------

Class A (6/94)
  2004        $10.62       $.43       $(.45) $(.02)      $(.44)   $  --  $(.44) $10.16      (.33)% $39,033
  2003         10.14        .43         .49    .92        (.44)      --   (.44)  10.62      9.41    42,360
  2002          9.97        .44         .17    .61        (.44)      --   (.44)  10.14      6.26    40,199
  2001          9.24        .45         .72   1.17        (.44)      --   (.44)   9.97     12.84    30,944
  2000         10.20        .44        (.95)  (.51)       (.44)    (.01)  (.45)   9.24     (5.04)   30,146

Class B (2/97)
  2004         10.65        .35        (.46)  (.11)       (.36)      --   (.36)  10.18     (1.01)    4,568
  2003         10.17        .36         .49    .85        (.37)      --   (.37)  10.65      8.53     5,960
  2002         10.00        .37         .17    .54        (.37)      --   (.37)  10.17      5.49     5,224
  2001          9.27        .38         .72   1.10        (.37)      --   (.37)  10.00     11.98     4,401
  2000         10.23        .37        (.95)  (.58)       (.37)    (.01)  (.38)   9.27     (5.75)    3,977

Class C (2/97)
  2004         10.65        .37        (.46)  (.09)       (.38)      --   (.38)  10.18      (.84)    4,632
  2003         10.16        .38         .50    .88        (.39)      --   (.39)  10.65      8.83     4,536
  2002         10.00        .39         .16    .55        (.39)      --   (.39)  10.16      5.58     3,282
  2001          9.26        .40         .73   1.13        (.39)      --   (.39)  10.00     12.31     5,408
  2000         10.22        .39        (.95)  (.56)       (.39)    (.01)  (.40)   9.26     (5.56)    4,366

Class R (2/97)
  2004         10.67        .45        (.46)  (.01)       (.46)      --   (.46)  10.20      (.10)      177
  2003         10.18        .46         .50    .96        (.47)      --   (.47)  10.67      9.62       176
  2002         10.02        .47         .16    .63        (.47)      --   (.47)  10.18      6.36        97
  2001          9.28        .47         .73   1.20        (.46)      --   (.46)  10.02     13.10        51
  2000         10.23        .46        (.94)  (.48)       (.46)    (.01)  (.47)   9.28     (4.73)       45
-----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .92%       4.12%        21%
      .93        4.19          8
      .93        4.39         19
      .97        4.59         16
     1.02        4.62         26


     1.67        3.37         21
     1.67        3.44          8
     1.68        3.65         19
     1.72        3.84         16
     1.76        3.87         26


     1.47        3.57         21
     1.47        3.64          8
     1.51        3.85         19
     1.52        4.04         16
     1.57        4.07         26


      .72        4.32         21
      .72        4.39          8
      .73        4.60         19
      .77        4.79         16
      .79        4.81         26
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .91%, 1.66%, 1.46% and .71% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.13%, 3.38%, 3.58% and 4.33% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Kansas

                       The Kansas economy has stabilized despite high exposure to commercial aircraft and automobile manufacturing and telecom and nondurable farm-related industries. As the airline industry continues to struggle, Boeing, Bombardier, and Raytheon continued to shed jobs over the last year. The State's major growth driver, telecom services, is now in structural decline with Sprint laying-off thousands of workers. Outsourcing also continues to cost hundreds of jobs a quarter. Many of Kansas' lost manufacturing and telecom jobs are lost for good. On a positive note, manufacturing added 2,500 jobs since the beginning of 2004.

                       Governor Sebelius' $10.2 billion fiscal 2005 budget ($4.5 billion general fund budget), adopted April 1, was challenged by a $230 million shortfall. The budget avoids a tax increase, expands gambling, speeds up property tax collections, raises $12 million or more from a tax amnesty, and taps tobacco settlement income with bonds. Spending was trimmed by three-tenths of a percent, but there was a $72 million increase in school spending. The plan reduces the State's cash reserve to just $83 million (already well below the level required by law) and delays a $40 million payment to the pension plan for state workers and teachers.

                       Unemployment was at 4.7% in July 2004 (down from 5.6% in July of the prior year) and below the July 2004 national average of 5.5%. Per capita personal income was $29,935 in 2003, which is 94.6% of the national average of $31,632.

                       The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation
                       (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects, including prison construction, state offices, energy conservation, and university facilities. As of September 4, 2004, KDOT obligations were rated Aa1 with a negative outlook by Moody's, AA+ with a negative outlook by Standard and Poor's, and were not rated by Fitch. The negative outlook reflects that the fiscal stress and economic weakness of recent years continue to affect the State's finances. These ratings do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Kansas personal income tax to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas

                                                                       Appendix
                       municipal bonds issued before that date, or on U.S. government securities. While dividends paid out of income earned on Kansas municipal bonds are not subject to Kansas tax, if you are subject to tax in a state other than Kansas, these dividends may be included in calculating taxable income for that state. You will be subject to Kansas personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Kansas corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Kentucky

                       Kentucky's economy is currently stable with broad-based improvements across its major industries and sustained employment gains. Service industries are leading growth and offsetting declines in Kentucky's manufacturers, who appear to have completed the worst of their job cuts. Industrial production also posted significant growth. Mining has resurged over the past year. Kentucky is also the most tobacco-dependent state; however, cigarette makers buying more and more imported tobacco bodes ill for the Kentucky tobacco farmers.

                       Consensus revenue forecasts expect state tax revenues will increase 10.5 percent in 2005 representing a significantly stronger rate of growth than in the previous biennium. The reason for the rebound is strong growth in the State's two biggest taxes--the income tax and the sales tax, which together generate more than two-thirds of all general fund revenues.

                       For the second time in three years, the most recent legislative session adjourned in April 2004 without the adoption of a budget for the 2005-2006 biennium. The governor has refused to call back legislators for a special session until a formal spending plan outline is on the table. Following the governor's executive order, a spending plan is currently in place that provides for the continued operation of the state government through September 30, 2004, and provides for total debt service payments due for fiscal year 2005. The plan will expire either at the end of September or upon adoption of a state budget. If no budget is adopted prior to the end of September, the governor will issue a continuation plan addressing the next three months of the fiscal year. Legal challenges to the governor's authority to operate the State under the spending plan and without adoption of a formal budget have been filed.

                       Unemployment declined to 5.3% in July 2004 from 6.6% in July 2003 and is still slightly below the July 2004 national average of 5.5%. Per capita personal income was $26,252 in 2003, which is one of the lowest income levels in the U.S. at 82.9% of the national average of $31,632.

                       Although Kentucky has not issued general obligation debt since 1965, the State is an active issuer of appropriation-secured debt through several agencies. As of September 4, 2004, obligations secured by appropriations of the State were rated Aa3, A+, and AA-by Moody's, Standard & Poor's, and Fitch, respectively. Moody's placed the rating on Watchlist negative on May 24, 2004 reflecting failure of the legislature to adopt a budget before close of its 2004 regular session. S&P maintained a stable outlook expecting the Commonwealth to operate effectively under the governor's spending plan in lieu of a budget and meet its repayment obligations on its outstanding appropriation-backed debt. These ratings do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Appendix

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to the Kentucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. While dividends paid out of income earned on Kentucky municipal bonds are not subject to Kentucky income tax, if you are subject to tax in a state other than Kentucky, these dividends may be included in calculating taxable income for that state. You will be subject to Kentucky personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction. You will not be subject to the Kentucky intangible property tax on your fund shares.

                       The treatment of corporate shareholders who pay Kentucky corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Michigan

                       Michigan's manufacturing-based economy is finally in the early stages of recovery but challenges remain. Auto manufacturers and suppliers, which dominate Michigan's manufacturing workforce, may shed more jobs as total vehicle sales are expected to decline again this year. Michigan's high cost structure, higher energy and shipping costs, and unionized workforce prompted outsourcing to less costly countries and shutdown of plants. Companies such as Johnson Controls and Federal Mogul (automotive suppliers) and Electrolux have moved operations to Mexico where labor costs are much less, costing Michigan thousands of jobs permanently. A strengthening national economy may not improve Michigan's Big Three sales as automakers' market share has fallen below 60%. Business and services industries, including temp services, are currently expanding, although not enough to offset losses in other sectors. The 300 biotechnology companies are creating a growth sector related in part to the large university presence in the State. Home construction and house price appreciation are rebounding.

                       Michigan borrowed $1.2 billion for operations in fiscal 2003 and, with another projected negative cash balance, issued $1.2 billion in cash flow notes for fiscal 2003 and $1.3 billion in cash flow notes for fiscal 2004. Rainy day funds and general fund/school aid reserves were depleted by fiscal year-end 2003. Governor Jennifer Granholm and lawmakers are going into August 2004 without a plan to resolve the projected $1.3 billion shortfall in next year's (fiscal year 2005) overall $39.7 billion budget ($8.3 billion general fund balance) that begins October 1, 2004. There has been little movement on the spending plan for the budget, but a new tobacco tax has been passed and is expected to add $97.1 million to this year's budget and $313 million to next year's budget. Michigan's debt position is well managed and debt levels remain very manageable, leaving some budget flexibility to shift to bond financing to reduce spending should revenues fail to meet projected targets. Pension liabilities are nearly fully funded.

                       Joblessness remains high at 6.8% in July 2004 (down from 7.5% in July 2003) and off the 7.6% high from September to December 2003. Unemployment remains well above the national average of 5.5% in July 2004. Per capita personal income was $30,439 in 2003, which is 96% of the national average of $31,632.

                       As of September 4, 2004, the State's general obligation bonds are rated Aa1, AA+, and AA+ by Standard & Poor's, Moody's, and Fitch, respectively. Moody's

                                                                       Appendix
                       downgraded to Aa1 from Aaa on November 14, 2003 and Standard & Poor's downgraded to AA+ from AAA on December 30, 2003 with both ratings agencies revising their outlooks to Stable. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Michigan personal income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on, or capital gains realized from, the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities) or if you sell or exchange fund shares and realize a capital gain on the transaction. Taxpayers who are senior citizens may be eligible for special tax treatment with respect to taxable income and capital gains. If you reside in a Michigan city that imposes local income taxes, you will not be subject to these taxes on the fund's distributions of income attributable to interest earned on Michigan municipal bonds or U.S. government securities or to gains on the sale of U.S. government securities.

                       While the dividends paid out of income earned on Michigan municipal bonds and capital gains attributable to the disposal of U.S. government securities are not subject to Michigan tax, if you are subject to tax in a state other than Michigan, these dividends and gains may be included in calculating taxable income for that state.

                       The treatment of corporate shareholders who pay Michigan corporate income tax differs from that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Missouri

                       Missouri remains a weak economy in terms of job creation, though the pace of economic recovery is faster than in the Midwest region as a whole and job creation is slightly positive after a deep, manufacturing-led recession that cost thousands of jobs. Missouri does benefit from a large and industrially diverse economy, including construction, wholesale trade, transportation, communications, and utilities, making the State better able to profit from a strengthening U.S. economy. The biotech/life sciences industry may be emerging as a potential growth driver. St. Louis continues its strong presence in agri-sciences despite recent weakness with Monsanto. Kansas City ranks among the top 50 metro areas for biotechnology research as the city attracts research funding and top-quality scientists at Stowes Institute for Medical Research and the Midwest Research Institute. The housing market has been stable although house price appreciation has leveled off.

                       In May, Governor Bob Holden signed an $18.9 billion state budget ($6.8 billion general fund budget) for fiscal year 2005 that relies on improved revenues from existing taxes, not the new taxes the governor had previously proposed, and is based on an estimated 4.5 percent (a realistic target) general revenue growth. The budget provides a $143 million increase in state spending for schools after two years of deep budget cuts in education, more money for colleges and universities, a $1,200 pay raise and better family health plans for almost all state employees, and a slight cutback in Medicaid eligibility. Lawmakers rejected the governor's repeated calls to put cigarette, casino and income tax hikes on the ballot to raise more money for education. The Budget Reserve Fund will be fully funded at 7.5% of general fund revenues.

Appendix

                       Following three and one half years of lagging state revenues and major budget cuts, Democratic gubernatorial candidate Claire McCaskill beat incumbent Holden to face Republican Secretary of State Matt Blunt in November.

                       Unemployment was 5.5% in July 2004 (down from 5.8% in July 2003) and the same as the July 2004 national average of 5.5%. Given the weak employment outlook, the unemployment rate is lower than expected due to a shrinking labor force, not increased hiring. Personal income per capita is $29,252 in 2003, which is 92.4% of the national average of $31,632.

                       Missouri's economy is slower than the national pace but the State has a long history of effective management and sound financial operations as reflected in its long-standing Aaa, AAA, and AAA ratings from Moody's, Standard & Poor's, and Fitch, respectively. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Missouri personal income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. While dividends paid out of income earned on Missouri municipal bonds are not subject to Missouri tax, if you are subject to tax in a state other than Missouri, these dividends may be included in calculating taxable income for that state. You will be subject to Missouri personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Missouri corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Ohio

                       Ohio's economy appears to be emerging from recession, but it is uncertain if the recovery is sustainable. The massive job losses in manufacturing (with over 235,000 jobs lost over the past three years) have ended and there is even moderate job growth. The share of business/professional services jobs in Ohio has been rising over the years and is providing necessary diversity to the economy. Ohio has also become a hub for healthcare services with healthcare a growth driver in all large metro areas. However, Ohio's economic growth continues to be constrained by the State's declining demographic profile, particularly its difficulty holding on to its university graduates, as well as its heavy reliance on the secularly declining manufacturing industry. Housing market conditions remain weak with markets under priced and dragged down by over supply.

                       Governor Robert Taft's $48.9 billion biennial budget ($8.1 billion general fund budget) for fiscal years 2004 and 2005 is balanced and reliant on a temporary two-year sales tax increase of one-cent, which is expected to generate $1.25 billion annually. Ohio ended fiscal 2004 with a modest general reserve balance of $157.5 million and maintained its Budget Stabilization Fund at $181 million. However, ongoing economic uncertainty is expected to continue to stress state finances as the State remains challenged to structurally balance its budget for fiscal 2006-2007 biennium. Debt levels are moderate in relation to the State's substantial economic base.

                                                                       Appendix

                       Unemployment in July 2004 was 6.0%, down from the State's 6.3% rate in July 2003, but above the July 2004 national average of 5.5%. Per capita income of $29,944 in 2003 was 94.6% of the national average of $31,632.

                       As of September 4, 2004, Moody's rated Ohio's general obligation bonds Aa1 and Standard & Poor's and Fitch each rated the State's bonds AA+. Moody's affirms a negative outlook due to significant revenue weakening over the past several years resulting from the economic recession in Ohio. Standard & Poor's revised its outlook to stable from negative on July 10, 2003. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes to the extent they are derived from interest on Ohio municipal bonds or U.S. government securities or attributable to gain made on the sale, exchange, or other disposition of Ohio municipal bonds by the fund. While dividends paid out of income earned on Ohio municipal bonds are not subject to Ohio tax, if you are subject to tax in a state other than Ohio, these dividends may be included in calculating taxable income for that state. You will, however, be subject to Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes to the extent the fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds) or if you sell or exchange fund shares and realize a net gain on the transaction.

                       The treatment of corporate shareholders who pay Ohio corporate income tax differs from that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Wisconsin

                       Wisconsin's economy continues the promising rebound begun earlier in the year. Increased industrial production and strong export activity have contributed to recent employment gains that are beginning to offset the State's loss of 88,000 high-paying manufacturing jobs during the previous four years. Modest gains in services sectors are also adding to payrolls. Weakness continues in transportation, utilities and construction. Wisconsin's dairy farmers are benefiting from a surge in milk prices adding substantially to state coffers and benefiting the State's large agricultural industry.

                       Governor Jim Doyle's 2004-2005 biennial budget was enacted in July 2003, and relies on deep cuts in state government operations and non general funds transfers, and tribal gaming and federal revenues, to close a $3.2 billion revenue shortfall and build the budgetary fund balance to $186 million by the end of fiscal 2005. Although income and sales tax rates will not be raised during the biennium, the budget relies upon tax revenues growing 5.1% in 2004 and 5.6% in 2005. Total receipts for 2004, including transfers and federal revenues, are a surprising $2.1 billion (10%) above fiscal 2003, and $704.0 million (3%) above earlier estimates. It is unclear whether such gains can be sustained. Also, the State anticipated an additional $400 million shortfall in Medicaid over the biennium and issued $175 million of refunding bonds in March 2004 to refund certain bonds due May 2004, rescheduling them into later years to free reserved funds to pay down some of the Medicaid shortfall. The State may issue additional refunding bonds next year to address the remaining Medicaid shortfall. Wisconsin's debt burden increased significantly

Appendix
                       with Wisconsin debt per capita increasing more than 38% over the prior year due primarily to the bonds issued for the Medicaid shortfall. Debt relative to personal income also stood well above the national average.

                       Unemployment is below average at 4.7% in July 2004 (down from 5.8% in July of the prior year) and below the July national rate of 5.5%. Per capita personal income was $30,898 in 2003, which is 97.6% of the national average of $31,632.

                       As of September 4, 2004, the State's general obligation bonds are rated Aa3, AA-, and AA by Moody's, Standard & Poor's, and Fitch, respectively. Moody's outlook is negative and reflects the State's sizable structural budget imbalance, weak fund balance position, and narrow liquidity made more severe by the State's practice of maintaining very narrow cash balances and reserves. S&P maintains a stable outlook reflecting the State's efforts to improve its financial operations during the current biennium. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or on U.S. government or other exempt securities. While dividends paid out of income earned on certain Wisconsin municipal bonds are not subject to Wisconsin tax, if you are subject to tax in a state other than Wisconsin, these dividends may be included in calculating taxable income for that state. You will be subject to Wisconsin personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize capital gains on the transaction. A portion of these capital gains, however, may be exempt from Wisconsin personal income tax.

                       The treatment of corporate shareholders who pay Wisconsin corporate income tax differs from that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                                                                       Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Multistate Trust IV, whose Investment Company Act file number is 811-07751.

1. Long-term and insured long-term portfolios.


MPR-MS6-0904D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

                                                             September 28, 2004

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of Nuveen Multistate Trust IV dated September 28, 2004. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-13

Investment Adviser and Investment Management Agreement..................... S-28

Portfolio Transactions..................................................... S-31

Net Asset Value............................................................ S-32

Tax Matters................................................................ S-33

Additional Information on the Purchase and Redemption of Fund Shares....... S-41

Distribution and Service Plan.............................................. S-51

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-53

Financial Statements....................................................... S-53

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the Ohio Municipal Bond Fund.

      (3) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust IV, formerly Nuveen Flagship Multistate Trust IV (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a se ries of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has six series: the Nuveen Kansas Municipal Bond Fund (formerly Nuveen Flagship Kansas Municipal Bond Fund and prior to that, Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Kentucky Municipal Bond Fund (formerly Nuveen Flagship Kentucky Municipal Bond Fund and prior to that, Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Michigan Municipal Bond Fund (formerly Nuveen Flagship Michigan Municipal Bond Fund and prior to that, Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Missouri Municipal Bond Fund (formerly Nuveen Flagship Missouri Municipal Bond Fund and prior to that, Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Ohio Municipal Bond Fund (formerly Nuveen Flagship Ohio Municipal Bond

Fund and prior to that, Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Wisconsin Municipal Bond Fund (formerly Nuveen Flagship Wisconsin Municipal Bond Fund and prior to that, Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2003 and 2004 fiscal year-ends of the Funds were:

                                                      Fiscal Year
                                                      -----------
                                                      2003  2004
                                                      ----  ----
                 Nuveen Kansas Municipal Bond Fund... 12%   11%
                 Nuveen Kentucky Municipal Bond Fund. 14    16
                 Nuveen Michigan Municipal Bond Fund. 10     9
                 Nuveen Missouri Municipal Bond Fund. 14    13
                 Nuveen Ohio Municipal Bond Fund..... 12    12
                 Nuveen Wisconsin Municipal Bond Fund  8    21

When-Issued Securities or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Zero Coupon Bonds

   The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Kansas

   The Kansas economy has stabilized adding about 10,000 jobs over the past year. The State's economy resembles the national profile, with aircraft manufacturing, telecommunications, and agriculture as its core industries. Services and transportation continue to serve as important drivers of growth. Because of the industrial diversity that provides stability and strength during economic cycles, the State has held up reasonably well during the recent recession. However, because aircraft manufacturing and telecommunication sectors are both suffering from slow demand and massive layoffs, Kansas is faced with growing short-term challenges.

   Boeing has decided to outsource most of its intermediate assembly process and is looking for a buyer for its commercial aircraft and support operations in Wichita. Boeing's commercial operation currently employs 7,100 workers statewide but is operating at only 50% of capacity. On a positive note, Japan ordered 50 commercial jetliners, the largest order in Boeing's history, doubling Wichita's total orders to date. Sprint, the State's single largest employer, continues to deal with sharply declining prices and overcapacity by cutting payrolls and outsourcing thousands of local jobs.

   Unemployment was 4.7% in July 2004, down from 5.6% in July of the prior year, and below the July 2004 national average of 5.5%. Per capita personal income of $29,935 in 2003 was 94.6% of the national average of $31,632.

   The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects, including prison construction, state offices, energy conservation, and university facilities. As of September 4, 2004, KDOT obligations were rated Aa1 with a negative outlook by Moody's, AA+ with a negative outlook by Standard and Poor's, and were not rated by Fitch. The negative outlook reflects that the fiscal stress and economic weakness of recent years continue to affect the State's finances. These ratings do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Kentucky

   Kentucky's economy continues to stabilize although growth has moderated recently. Citicorp announced it will bring 1,600 jobs to Louisville. Kentucky approved a new coal-burning electrical plant in its western coal fields that will support 2,900 jobs. GE recently announced its plans to consolidate units previously located in Connecticut with units located in Louisville. UPS, the major Louisville employer, plans to expand its freight business, particularly to China, and has begun a $20 million runway expansion at Louisville International Airport and is also building a $7 million air service center at the airport. FedEx is planning to open a new center in Northern Kentucky in 2005 that will employ about 1,535 workers.

   Kentucky's auto manufacturing industry may be negatively impacted by rising interest rates affecting the cost of financing auto purchases, as well as high gas prices dampening demand for SUVs and trucks manufactured in Louisville. Ford is already reporting slower sales for these vehicles and auto manufacturers are expected to report year over year losses that should ultimately lead to layoffs at Kentucky plants. Housing may also decline as interest rates rise, although housing affordability remains good in the State.

   The budget stalemate between Governor Ernie Fletcher's administration and the legislature could mean no new spending for roads, buildings and other improvements to entice companies to move to Kentucky. Lawmakers remain at odds over the governor's proposed tax reforms which were designed to assist Kentucky in its efforts to become more competitive with other states in attracting business. Currently, the State lags behind surrounding states in industrial recruiting because of a tax structure that discourages businesses.

   Kentucky's average unemployment rate in July 2004 was 5.3%, compared to the national average of 5.5% in July 2004, and substantially down from the State's 6.6% average in July 2003. Per capita income was $26,252 in 2003 which is approximately 83% of the national average of $31,632, and remains among the lowest income levels in the U.S.

   Although Kentucky has not issued general obligation debt since 1965, the State is an active issuer of appropriation-secured debt through several agencies. As of September 4, 2004, obligations secured by appropriations of the State were rated Aa3, A+, and AA- by Moody's, Standard & Poor's, and Fitch, respectively. Moody's placed the rating on Watchlist Negative on May 24, 2004, reflecting failure of the legislature to adopt a budget before close of its 2004 regular session. S&P maintains a stable outlook expecting the State to operate effectively under the governor's spending plan in lieu of a budget and meet its repayment obligations on its outstanding appropriation-backed debt. These ratings do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Michigan

   After experiencing record high unemployment during the past few years, Michigan's economic slowdown may be bottoming out with employment in manufacturing stabilizing and employment in other major industrial sectors improving. Other positive indicators include strong retail and home sales, booming residential construction, and improving household balance sheets. However, Michigan's core auto manufacturing industry remains weak due to declining motor vehicle sales and more consolidation in the industry. The State's population trends remain weak as Michigan has less to offer potential residents relative to other parts of the country that are performing better.

   Joblessness remains high at 6.8% in July 2004, down from 7.5% in July of the prior year, and off the 7.6% high from September to December 2003. Unemployment remains well above the national average of 5.5% in July 2004. Per capita personal income at $30,439 in 2003 was 96% of the national average of $31,632.

   As of September 4, 2004, the State's general obligation bonds were rated Aa1, AA+, and AA+ by Standard & Poor's, Moody's, and Fitch, respectively. Moody's downgraded the bonds to Aa1 from Aaa on November 14, 2003 and Standard & Poor's downgraded the bonds to AA+ from AAA on December 30, 2003 with both ratings agencies revising their outlooks to Stable. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Missouri

   Missouri has begun to recover from the economic slowdown and subsequent job losses. Trade and services are expanding strongly and even manufacturing jobs have risen slightly in recent months. However, starting in 2005 and reflecting a slowdown in the national economy, growth is expected to moderate again. Since its manufacturing sector concentrates on old-economy and less value-added industries, upside potential is limited. On a positive note, Missouri's economy has benefited from its central location, low cost of living, and highly skilled workforce.

   The State's unreserved fund balances have declined in four of the past five fiscal years but still remain healthy despite the recession. Missouri's net general revenues grew 7.1% during the fiscal year that ended June 30, 2004, and the fiscal 2004 budget had assumed 5.1% growth. The strength of Missouri's budget reserves are constrained by the Hancock Amendment, which imposes a constitutional cap on state revenue growth. When state revenues exceed the cap by 1% or more, incremental revenues are returned to taxpayers. So far, Missouri returned about $1 billion to taxpayers including payments in 2003 when the State's reserves were declining due to revenue weakness and recession. Although the amendment does not apply to revenue from taxes dedicated specifically to debt service payments, it reduces the State's overall financial flexibility.

   Unemployment was 5.5% in July 2004, down from 5.8% in July 2003, and the same as the July 2004 national average of 5.5%. The unemployment rate is lower than expected due to a shrinking labor force, not increased hiring. Personal income per capita was $29,252 in 2003 which is 92.4% of the national average of $31,632.

   Missouri's economy is slower than the national pace but the State has a long history of effective management and sound financial operations as reflected in its long-standing Aaa, AAA, and AAA ratings from Moody's, Standard & Poor's, and Fitch, respectively. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Ohio

   Following national trends, Ohio's pace of job loss may be slowing. This suggests that the State's manufacturing recession may be ending. Ohio's declining steel industry is showing some growth as well, although it is not likely to be sustainable. Global demand for steel has been particularly strong in emerging markets of the Pacific Rim and China, but these markets should decline eventually, as the global steel industry is characterized by structural excess capacity. The State also remains more vulnerable to higher energy prices than most states as increases in the cost of manufacturing could dampen the State's economic recovery. Longer term, Ohio's economy is expected to continue to expand, although at a slower pace. Ohio's network and infrastructure, as well as the presence of numerous wholesale and warehousing industries, will encourage recovery. The larger metro areas, particularly Cincinnati and Columbus, are enjoying growth closer to the national average due to expansion of their business and financial services industry.

   In December 2002, the Ohio Supreme Court ruled that the current funding system for primary and secondary schools was unconstitutional, primarily because of its reliance on local property taxes. That reliance resulted in inequitable funding among districts, according to the court. Despite its multiple rulings on the matter, the high court has placed responsibility for fixing the system with the Ohio legislature. Final recommendations from a task force appointed by Governor Robert Taft are expected to be released by year end. The potential impact of the court ruling on the State's financial position remains unclear.

   Unemployment was 6.0% in July 2004, above the July 2004 national average of 5.5%, and down from the State's 6.3% rate in July 2003. Per capita income of $29,944 in 2003 was 94.6% of the national average of $31,632.

   As of September 4, 2004, Moody's rated Ohio's general obligation bonds Aa1 and Standard & Poor's and Fitch each rated the State's bonds AA+. Moody's affirms a negative outlook due to significant revenue weakening over the past several years resulting from the economic recession in Ohio. Standard & Poor's revised its outlook to stable from negative on July 10, 2003. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Wisconsin

   After the increased layoffs, declining working hours, and stagnant employment growth amid a national recession, Wisconsin's economy has shown some signs of recovery in recent months with service industries leading the way. The State's large manufacturing industry has also increased payrolls, but performance is mixed. Wisconsin's paper industry has been adding jobs as paper consumption and exports are all up strongly in 2004. Longer term, downside risks are substantial with Wisconsin's high labor costs and taxes limiting investment and profitability, and the State is expected to lag the national economic recovery.

   Unemployment was 4.7% in July 2004, down from 5.8% in July of the prior year, and below the July 2004 national average of 5.5%. Per capita personal income of $30,898 in 2003 was 97.7% of the national average of $31,632.

   As of September 4, 2004, the State's general obligation bonds are rated Aa3, AA-, and AA by Moody's, Standard & Poor's, and Fitch, respectively. Moody's outlook is negative and reflects the State's sizable structural budget imbalance, weak fund balance position and narrow liquidity made more severe by the State's practice of maintaining very narrow cash balances and reserves. S&P maintains a stable outlook reflecting the State's efforts to improve its financial operations during the current two year period. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund's fees and expenses.

      U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

       --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

       --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

   Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

   Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

   Money Market Funds--These Funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

   Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

   Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 7, one of whom is an "interested person" (as the term is defined in the 1940 Act and 6 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                 Number of
                                                                                Portfolios
                         Positions and Offices                                    in Fund
                             with the Trust          Principal Occupations        Complex
    Name, Birthdate      and Year First Elected  Including Other Directorships  Overseen by
      and Address             or Appointed          During Past Five Years        Trustee
    ---------------      ----------------------  -----------------------------  -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*   Chairman of the      Chairman and Director (since        145
3/28/49                    Boards and Trustee   1996) of Nuveen Investments,
333 West Wacker Drive      1996                 Inc., Nuveen Investments, LLC,
Chicago, IL 60606                               Nuveen Advisory Corp. and
                                                Nuveen Institutional Advisory
                                                Corp.; Chairman and Director
                                                (since 1997) of Nuveen Asset
                                                Management, Inc.; Director
                                                (since 1996) of Institutional
                                                Capital Corporation; Chairman
                                                and Director (since 1999) of
                                                Rittenhouse Asset Management,
                                                Inc.; Chairman (since 2002) of
                                                Nuveen Investment Advisers Inc.

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner          Trustee,             Private Investor and                145
8/22/40                    1997                 Management Consultant.
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown          Trustee,             Retired (since 1989) as Senior      145
7/29/34                    1993                 Vice President of The
333 West Wacker Drive                           Northern Trust Company;
Chicago, IL 60606                               Director (since 2002)
                                                Community Advisory Board
                                                for Highland Park and
                                                Highwood, United Way of the
                                                North Shore.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Advisory.

                                                                                Number of
                                                                               Portfolios
                      Positions and Offices                                      in Fund
                          with the Trust           Principal Occupations         Complex
   Name, Birthdate    and Year First Elected   Including Other Directorships   Overseen by
     and Address           or Appointed           During Past Five Years         Trustee
   ---------------    ----------------------   -----------------------------   -----------

Jack B. Evans                Trustee,        President, The Hall-Perrine           145
10/22/48                     2003            Foundation, a private
333 West Wacker Drive                        philanthropic corporation
Chicago, IL 60606                            (since 1996); Faculty Member,
                                             University of Iowa; Director
                                             and Vice Chairman, United
                                             Fire Group; formerly, Director,
                                             Gazette Companies, Coe
                                             College and Iowa College
                                             Foundation; formerly,
                                             Director, Federal Reserve Bank
                                             of Chicago; formerly, President
                                             and Chief Operating Officer,
                                             SCI Financial Group, Inc., a
                                             regional financial services firm.

William C. Hunter**          Trustee,        Dean and Distinguished                145
3/16/48                      2004            Professor of Finance, School
333 West Wacker Drive                        of Business at the University
Chicago, IL 60606                            of Connecticut (since 2003);
                                             previously, Senior Vice
                                             President and Director of
                                             Research at the Federal
                                             Reserve Bank of Chicago
                                             (1995-2003); Director (since
                                             1997), Credit Research Center
                                             at Georgetown University;
                                             Director (since 2004) of Xerox
                                             Corporation.

William J. Schneider         Trustee,        Senior Partner and Chief              145
9/24/44                      1997            Operating Officer, Miller-
333 West Wacker Drive                        Valentine Group, Vice
Chicago, IL 60606                            President, Miller-Valentine
                                             Realty, a construction
                                             company; Chair, Miami Valley
                                             Hospital; Board Member,
                                             formerly, Chair, Dayton
                                             Development Coalition;
                                             formerly, Member, Community
                                             Advisory Board, National City
                                             Bank, Dayton, Ohio and
                                             Business Advisory Council,
                                             Cleveland Federal Reserve
                                             Bank.

--------
 **Trustee Hunter was appointed to the Nuveen Funds' Board in 2004.

                                                                              Number of
                                                                             Portfolios
                       Positions and Offices                                   in Fund
                           with the Trust         Principal Occupations        Complex
   Name, Birthdate     and Year First Elected Including Other Directorships  Overseen by
     and Address            or Appointed         During Past Five Years        Trustee
   ---------------     ---------------------- -----------------------------  -----------

Judith M. Stockdale       Trustee,            Executive Director, Gaylord        145
12/29/47                  1997                and Dorothy Donnelley
333 West Wacker Drive                         Foundation (since 1994); prior
Chicago, IL 60606                             thereto, Executive Director,
                                              Great Lakes Protection Fund
                                              (from 1990 to 1994).

Officers of the Trust:
----------------------

Gifford R. Zimmerman      Chief               Managing Director (since           145
9/9/56                      Administrative    2002), Assistant Secretary and
333 W. Wacker Drive         Officer,          Associate General Counsel,
Chicago, IL 60606         1996                formerly, Vice President and
                                              Assistant General Counsel, of
                                              Nuveen Investments, LLC;
                                              Managing Director (since
                                              2002), General Counsel (since
                                              1998) and Assistant Secretary,
                                              formerly, Vice President of
                                              Nuveen Advisory Corp. and
                                              Nuveen Institutional Advisory
                                              Corp.; Managing Director
                                              (since 2002) and Assistant
                                              Secretary and Associate
                                              General Counsel, formerly,
                                              Vice President (since 2000) of
                                              Nuveen Asset Management,
                                              Inc.; Managing Director (since
                                              2004) and Assistant Secretary
                                              (since 1994) of Nuveen
                                              Investments, Inc.; Assistant
                                              Secretary (since 2002) of NWQ
                                              Investment Management
                                              Company, LLC; Vice President
                                              and Assistant Secretary (since
                                              2002) of Nuveen Investments
                                              Advisers Inc.; Managing
                                              Director, Associate General
                                              Counsel and Assistant
                                              Secretary (since 2003) of
                                              Rittenhouse Asset
                                              Management, Inc.; Chartered
                                              Financial Analyst.

Michael T. Atkinson    Vice President,        Vice President (since 2002),       145
2/3/66                 2000                   formerly, Assistant Vice
333 W. Wacker Drive                           President (since 2000),
Chicago, IL 60606                             previously, Associate of
                                              Nuveen Investments, LLC.

                                                                            Number of
                                                                           Portfolios
                    Positions and Offices                                    in Fund
                        with the Trust          Principal Occupations        Complex
  Name, Birthdate   and Year First Elected  Including Other Directorships  Overseen by
    and Address          or Appointed          During Past Five Years        Trustee
  ---------------   ----------------------  -----------------------------  -----------

Peter H. D'Arrigo     Vice President and   Vice President (since 1999) of      145
11/28/67                Treasurer,         Nuveen Investments, LLC, prior
333 W. Wacker Drive   1999                 thereto, Assistant Vice
Chicago, IL 60606                          President (from 1997); Vice
                                           President and Treasurer (since
                                           1999) of Nuveen Investments,
                                           Inc.; Vice President and
                                           Treasurer (since 1999) of
                                           Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory
                                           Corp.; Vice President and
                                           Treasurer (since 2002) of
                                           Nuveen Asset Management,
                                           Inc. and of Nuveen Investment
                                           Advisers Inc.; Assistant
                                           Treasurer (since 2002) of NWQ
                                           Investment Management
                                           Company, LLC; Vice President
                                           and Treasurer (since 2003) of
                                           Rittenhouse Asset Management,
                                           Inc.; Chartered Financial
                                           Analyst.

Jessica R. Droeger    Vice President       Vice President (since 2002),        145
9/24/64                 and Secretary,     Assistant Secretary and
333 W. Wacker Drive   2000                 Assistant General Counsel
Chicago, IL 60606                          (since 1998) formerly,
                                           Assistant Vice President (since
                                           1998) of Nuveen Investments,
                                           LLC; Vice President (since
                                           2002) and Assistant Secretary
                                           (since 1998) formerly,
                                           Assistant Vice President of
                                           Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory
                                           Corp.

Lorna C. Ferguson     Vice President,      Managing Director (since            145
10/24/45              1998                 2004), formerly, Vice President
333 W. Wacker Drive                        of Nuveen Investments, LLC,
Chicago, IL 60606                          Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory
                                           Corp.

                                                                              Number of
                                                                             Portfolios
                      Positions and Offices                                    in Fund
                          with the Trust          Principal Occupations        Complex
   Name, Birthdate    and Year First Elected  Including Other Directorships  Overseen by
     and Address           or Appointed          During Past Five Years        Trustee
   ---------------    ----------------------  -----------------------------  -----------

William M. Fitzgerald   Vice President,      Managing Director (since            145
3/2/64                  1997                 2002), formerly, Vice President
333 W. Wacker Drive                          of Nuveen Investments;
Chicago, IL 60606                            Managing Director (since
                                             1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing
                                             Director of Nuveen Asset
                                             Management, Inc. (since
                                             2001); Vice President of
                                             Nuveen Investments Advisers
                                             Inc. (since 2002); Chartered
                                             Financial Analyst.

Stephen D. Foy          Vice President and   Vice President (since 1993)         145
5/31/54                   Controller,        and Funds Controller (since
333 W. Wacker Drive     1997                 1998) of Nuveen Investments,
Chicago, IL 60606                            LLC; formerly Vice President
                                             and Funds Controller (from
                                             1998-2004) of Nuveen
                                             Investments, Inc.; Certified
                                             Public Accountant.

James D. Grassi         Vice President and   Vice President and Deputy           145
4/13/56                   Chief              Director of Compliance (since
333 W. Wacker Drive       Compliance         August 2004) of Nuveen
Chicago, IL 60606         Officer,           Investments, LLC, Nuveen
                        2004                 Investments Advisers Inc.,
                                             Nuveen Asset Management
                                             Inc., Nuveen Advisory Corp.,
                                             Nuveen Institutional Advisory
                                             Corp. and Rittenhouse Asset
                                             Management, Inc.; formerly,
                                             Senior Attorney (1994-July
                                             2004), The Northern Trust
                                             Company.

David J. Lamb           Vice President,      Vice President (since 2000) of      145
3/22/63                 2000                 Nuveen Investments, LLC,
333 W. Wacker Drive                          previously Assistant Vice
Chicago, IL 60606                            President (since 1999); prior
                                             thereto, Associate of Nuveen
                                             Investments; Certified Public
                                             Accountant.

Tina M. Lazar           Vice President,      Vice President of Nuveen            145
8/27/61                 2002                 Investments, LLC (since 1999);
333 West Wacker Drive                        prior thereto, Assistant Vice
Chicago, IL. 60606                           President (since 1993).

                                                                             Number of
                                                                            Portfolios
                    Positions and Offices                                     in Fund
                        with the Trust          Principal Occupations         Complex
  Name, Birthdate   and Year First Elected  Including Other Directorships   Overseen by
    and Address          or Appointed          During Past Five Years         Trustee
  ---------------   ----------------------  -----------------------------   -----------

Larry W. Martin       Vice President and   Vice President, Assistant            145
7/27/51                 Assistant          Secretary and Assistant
333 W. Wacker Drive     Secretary,         General Counsel of Nuveen
Chicago, IL 60606     1997                 Investments, LLC; Vice
                                           President and Assistant
                                           Secretary of Nuveen Advisory
                                           Corp. and Nuveen Institutional
                                           Advisory Corp.; Vice President
                                           (since 2004) and Assistant
                                           Secretary (since 1994) of
                                           Nuveen Investments, Inc.;
                                           Assistant Secretary (since
                                           1997) of Nuveen Asset
                                           Management, Inc.; Vice
                                           President (since 2000),
                                           Assistant Secretary and
                                           Assistant General Counsel
                                           (since 1998) of Rittenhouse
                                           Asset Management, Inc.; Vice
                                           President and Assistant
                                           Secretary (since 2002) of
                                           Nuveen Investments Advisers
                                           Inc.; Assistant Secretary (since
                                           2002) of NWQ Investment
                                           Management Company, LLC;
                                           Assistant Secretary (since
                                           2003) of Symphony Asset
                                           Management LLC.

Edward F. Neild, IV   Vice President,      Managing Director (since             145
7/7/65                1997                 2002), formerly, Vice President
333 W. Wacker Drive                        of Nuveen Investments, LLC;
Chicago, IL 60606                          Managing Director (since
                                           1997) of Nuveen Advisory
                                           Corp. and Nuveen Institutional
                                           Advisory Corp.; Managing
                                           Director (since 1999) of
                                           Nuveen Asset Management,
                                           Inc.; Chartered Financial
                                           Analyst.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee did not hold any meetings during the last fiscal year.

   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, and William J. Schneider. The Audit Committee held four meetings during the last fiscal year.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale. The Nominating and Governance Committee held four meetings during the last fiscal year.

   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. The Dividend Committee held five meetings during the last fiscal year.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held three meetings during the last fiscal year.

   The Trustees of the Trust are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 93 Nuveen closed-end funds managed by Nuveen Advisory and 6 open-end funds and 16 closed-end funds managed by Nuveen Institutional Advisory Corp ("NIAC").

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      William E. Bennett/1/..        $0               Over $100,000
      Robert P. Bremner......        $0               Over $100,000
      Lawrence H. Brown......        $0               Over $100,000
      Jack B. Evans..........        $0               Over $100,000
      William C. Hunter/2/...        $0                          $0
      Anne E. Impellizzeri/3/        $0               Over $100,000
      William L. Kissick/3/..        $0               Over $100,000
      Thomas E. Leafstrand/3/        $0               Over $100,000
      Peter R. Sawers/3/.....        $0               Over $100,000
      William S. Schneider...        $0               Over $100,000
      Timothy R. Schwertfeger        $0               Over $100,000
      Judith M. Stockdale....        $0               Over $100,000
      Sheila W. Wellington/3/        $0               Over $100,000

--------
/1/  Mr. Bennett resigned as Trustee on April 30, 2004.

/2/  Mr. Hunter became a Trustee on May 16, 2004.

/3/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2004.


                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Trust
                                Compensation  that Has Been   and Fund
            Name of Trustee     From Trust/1/  Deferred/2/   Complex/3/
            ---------------     ------------  ------------- ------------
        William E. Bennett/4/..    $2,553        $2,176       $100,767
        Robert P. Bremner......    $3,545        $  439       $110,417
        Lawrence H. Brown......    $3,740        $   --       $112,500
        Jack B. Evans..........    $2,788        $  599       $102,000
        William C. Hunter/5/...    $  505        $  451       $ 17,125
        Anne E. Impellizzeri/6/    $3,404        $2,804       $101,600
        William L. Kissick/6/..    $2,266        $1,012       $ 88,250
        Thomas E. Leafstrand/6/    $2,787        $1,790       $102,100
        Peter R. Sawers/6/.....    $3,420        $2,819       $104,000
        William J. Schneider...    $3,735        $3,088       $112,917
        Judith M. Stockdale....    $3,321        $  739       $101,750
        Sheila W. Wellington/6/    $2,257        $1,913       $ 85,500

--------
/1/ The compensation paid to the independent trustees for the fiscal year ended May 31, 2004 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/ Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending May 31, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory and NIAC.

/4/  Mr. Bennett resigned as Trustee on April 30, 2004.

/5/  Mr. Hunter became a Trustee on May 16, 2004.

/6/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

Compensation

   For all Nuveen Funds overseen, each trustee who is not affiliated with Nuveen Advisory receives a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive

$5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

   Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

   Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.

   The following table sets forth the percentage ownership of each person, who, as of September 1, 2004, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                         Percentage
Name of Fund and Class            Name and Address of Owner             of Ownership
----------------------            -------------------------             ------------

Nuveen Kansas Municipal Bond Fund
  Class A Shares................. Merrill Lynch, Pierce, Fenner & Smith    11.12%
                                  for the sole benefit of its customers
                                  Attn: Fund Admin. / 979D0
                                  4800 Deer  Lake Dr. E. Fl 3
                                  Jacksonville, FL 32246-6484

Nuveen Kansas Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    10.55
  Class B Shares................. for the sole benefit of its customers
                                  Attn: Fund Admin. / 97NC3
                                  4800 Deer Lake Dr. E. Fl 3
                                  Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class              Name and Address of Owner             of Ownership
----------------------              -------------------------             ------------

Nuveen Kansas Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith    12.78%
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97NE0
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Kansas Municipal Bond Fund   Trukan & Co                              67.66
  Class R Shares................... P.O. Box 3699
                                    Wichita, KS 67201-3699

                                    Vivian Hunter                             5.22
                                    U/A 11/6/89
                                    1718 Brandon Woods Dr.
                                    Lawrence, KS 66047-2080

                                    Dennis C. Burgess                         8.12
                                    & Judy A. Burgess
                                    JT WROS
                                    P.O. Box 505
                                    Dighton, KS 67839-0505

                                    Barbara J. Wiechman                       5.91
                                    5400 SW 27th Ter.
                                    Topeka, KS 66614-1706

Nuveen Kentucky Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith     7.13
                                    for the sole benefit of its customers
                                    Attn: Fund Admin. / 971X8
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Kentucky Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    13.86
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97NC4
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Kentucky Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    25.35
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97CM9
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class              Name and Address of Owner             of Ownership
----------------------              -------------------------             ------------

Nuveen Kentucky Municipal Bond Fund Hugh M. Cohen                            24.23%
  Class R Shares................... 4003 Adelaide Ct.
                                    Louisville, KY 40241-4106

                                    Edward D. Jones & Co. FAO                 6.92
                                    Joseph E. Knight EDJ 421-04756-1-4
                                    P.O. Box 2500
                                    Maryland Heights, MO 63043-8500

                                    Fifth Third Bank TTEE                     6.80
                                    Joseph & Doris
                                    A/C #
                                    P.O. Box 3385
                                    Cincinnati, OH 45263-0001

                                    Bank of Benton                           40.66
                                    Attn: Linda Blanchard
                                    1012 Main St.
                                    Benton, KY 42025-1412

Nuveen Michigan Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith    34.83
                                    for the sole benefit of its customers
                                    Attn: Fund Admin. / 97E75
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Michigan Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    36.69
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97ND4
                                    4800 Deer Lake. Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Citigroup Global Markets, Inc.            5.15
                                    00159755510
                                    333 West 34th St. 3rd Floor
                                    New York, NY 10001-2402

Nuveen Michigan Municipal Bond Fund
  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith    44.89
                                    for the sole benefit of its customers
                                    Attn: Fund Admin. / 97GW2
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class              Name and Address of Owner             of Ownership
----------------------              -------------------------             ------------

Nuveen Missouri Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith    12.60%
                                    for the sole benefit of its customers
                                    Attn: Fund Admin. / 973G2
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Joanna H. Werner                          5.03
                                    Attn: Pentahui
                                    101 S. Hanley Rd.
                                    Ste. 1260
                                    Saint Louis, MO 63105-3406

Nuveen Missouri Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    16.51
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97NC6
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Missouri Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith    45.39
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin. / 97DD3
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    NFSC FEBO Y02-057240                      6.03
                                    George K. Capps
                                    P.O. Box 4424
                                    Chesterfield, MO 63006-4424

Nuveen Missouri Municipal Bond Fund Laverne M. Mack TTEE                      9.44
  Class R Shares................... Laverne M. Mack Trust
                                    UTA DTD 1/12/04
                                    851 W. Lois St.
                                    Springfield, MO 65807-2512

                                    Terry M. Moser TTEE                      17.35
                                    Terry M. Moser Rev. Trust
                                    U A DTD October 22, 1986
                                    5414 Village Courtway Ln.
                                    St. Louis, MO 63128-3847

                                    Susan Williams TTEE                      37.50
                                    Neil M. Bischoff Martha
                                    L. Bischoff Residual
                                    Trust U A DTD 9/21/93
                                    2830 Hilly Haven Court
                                    St. Louis, MO 63129-5708

                                    Pershing LLC                             30.42
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

                                                                            Percentage
Name of Fund and Class               Name and Address of Owner             of Ownership
----------------------               -------------------------             ------------

Nuveen Ohio Municipal Bond Fund
  Class A Shares.................... Merrill Lynch, Pierce, Fenner & Smith    25.09%
                                     for the sole benefit of its customers
                                     Attn: Fund Admin. / 97E84
                                     4800 Deer Lake Dr. E. Fl 3
                                     Jacksonville, FL 32246-6484
Nuveen Ohio Municipal Bond Fund
  Class B Shares.................... Merrill Lynch, Pierce, Fenner & Smith    39.00
                                     for the sole benefit of its customers
                                     Attn: Fund Admin. / 97ND5
                                     4800 Deer Lake Dr. E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Ohio Municipal Bond Fund
  Class C Shares.................... Merrill Lynch, Pierce, Fenner & Smith    43.17
                                     for the sole benefit of its customers
                                     Attn: Fund Admin. / 97GY8
                                     4800 Deer Lake Dr. E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Wisconsin Municipal Bond Fund
  Class A Shares.................... Citigroup Global Markets Inc.            15.32
                                     00127106736
                                     333 West 34th St.--3rd Floor
                                     New York, NY 10001-2402

Nuveen Wisconsin Municipal Bond Fund
  Class B Shares.................... Merrill Lynch, Pierce, Fenner & Smith     8.01
                                     for the sole benefit of its customers
                                     Attn: Fund Admin. / 97ND1
                                     4800 Deer Lake Dr. E. Fl 3
                                     Jacksonville, FL 32246-6484

                                     Lorraine M. Miller Trustee                5.42
                                     Lorraine M. Miller Rev. Liv. Trust
                                     U/A 06/30/93
                                     644 S. Main St.
                                     Seymour, WI 54165-1547

                                     UBS Financial Services Inc. FBO          12.62
                                     Mr. William J. Hurkman and
                                     Mrs. Marian T. Hurkman Jtten
                                     2304 South Arch St.
                                     Janesville, WI 53546-6126

                                     First Clearing, LLC                       5.64
                                     A/C 1552-7391
                                     Jeffrey Blakemore
                                     13040 W. Lisbon Ave
                                     Suite 700
                                     Brookfield, WI 53005-2515

                                     Donald A. Peterson                        7.46
                                     Mabel E. Peterson
                                     JT TEN
                                     W. 897 County Rd. EE
                                     De Pere, WI 54115

                                                                            Percentage
Name of Fund and Class               Name and Address of Owner             of Ownership
----------------------               -------------------------             ------------

Nuveen Wisconsin Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     9.34%
  Class C Shares.................... for the sole benefit of its customers
                                     Attn: Fund Admin. / 97NE3
                                     4800 Deer Lake Dr. E. Fl 3
                                     Jacksonville, FL 32246-6484

Nuveen Wisconsin Municipal Bond Fund
  Class R Shares.................... Edward D. Jones and Co. F A O            39.44
                                     Elizabeth H. Sohn TTEE
                                     U A DTD 3/7/96 for
                                     EDJ 227-05112-1-1
                                     P.O. Box 2500
                                     Maryland Heights, MO 63043-8500

                                     John J. Churillo                         60.56
                                     John J. Churillo Trust
                                     U/A March 25 93
                                     W. 164 S. 8001 Sobek Ln.
                                     Muskego, WI 53150

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

   Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

              AVERAGE DAILY NET ASSETS             Management Fee
              ------------------------             --------------
              For the first $125 million..........     .5500%
              For the next $125 million...........     .5375%
              For the next $250 million...........     .5250%
              For the next $500 million...........     .5125%
              For the next $1 billion.............     .5000%
              For the next $3 billion.............     .4750%
              On net assets of $5 billion and over     .4500%

   A complex-wide fee schedule for all Funds managed by Nuveen Advisory and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule is expected initially to marginally decrease the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund Complex grow, the management fee rates paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

   Effective August 1, 2004, the management fee for each of the Funds based upon the average daily net assets of each Fund, is as follows:

   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee according to the following schedule:

                     Average Total Daily Net Assets  Rate
                     ------------------------------ -----
                     For the first $125 million.... .3500%
                     For the next $125 million..... .3375%
                     For the first $250 million.... .3250%
                     For the first $500 million.... .3125%
                     For the next $1 billion....... .3000%
                     For the next $3 billion....... .2750%
                     For net assets over $5 billion .2500%

   The complex-level management fee for the Funds shall be applied according to the following schedule:

                   Complex-Level Assets/1/        Annual Fee
                   -----------------------        ----------
                   First $55 billion.............   .2000%
                   Next $1 billion...............   .1800%
                   Next $1 billion...............   .1600%
                   Next $3 billion...............   .1425%
                   Next $3 billion...............   .1325%
                   Next $3 billion...............   .1250%
                   Next $5 billion...............   .1200%
                   Next $5 billion...............   .1175%
                   Next $15 billion..............   .1150%
                   For Assets over $91 billion/2/   .1400%

--------
/1/ Complex-Level Assets are the aggregate managed assets (which include assets attributable to all types of leverage used in leveraged Funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $59.9 billion as of July 16, 2004.

/2/ With respect to Complex-Level Assets over $91 billion, both the Fund (via its Board of Trustees) and the Adviser intend that the parties will meet, prior to the time when Complex-Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.

   Nuveen Advisory has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the Ohio Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of average daily net asset value of any class of shares of the Fund.

   For the last three fiscal years, the Funds paid net management fees as follows:

                                      Management Fees Net of Expense  Fee Waivers and Expense
                                          Reimbursement Paid to         Reimbursements from
                                             Nuveen Advisory              Nuveen Advisory
                                            for the Year Ended          for the Year Ended
                                     -------------------------------- -----------------------
                                      5/31/02    5/31/03    5/31/04   5/31/02 5/31/03 5/31/04
                                     ---------- ---------- ---------- ------- ------- -------
Nuveen Kansas Municipal Bond Fund... $  627,609 $  732,722 $  754,591   $--     $--     $--
Nuveen Kentucky Municipal Bond Fund.  2,472,884  2,567,685  2,642,597    --      --      --
Nuveen Michigan Municipal Bond Fund.  1,521,050  1,524,075  1,449,762    --      --      --
Nuveen Missouri Municipal Bond Fund.  1,260,261  1,382,282  1,435,603    --      --      --
Nuveen Ohio Municipal Bond Fund.....  3,186,365  3,195,793  3,119,661    --      --      --
Nuveen Wisconsin Municipal Bond Fund    250,196    276,973    273,705    --      --      --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is the principal underwriter for the Nuveen Mutual Funds and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Nuveen is a subsidiary of Nuveen Investments, Inc., which, in turn, is approximately 78.9% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. On January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.

   The Funds, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Approval of Investment Management Agreement

   In May 2004, the independent trustees of the Funds met with representatives of Nuveen to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the various Advisers and Sub-Advisers (collectively, the "Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include, but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the adviser; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning, among other things, the types of services the Advisers provide and the Funds' investment performance in relation to each Fund's stated objectives, and in relation to the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Advisers or their affiliates; information describing the Adviser's organization, the personnel providing the services (their qualifications and duties), and the arrangements and methodologies used for the compensation of the portfolio managers. In reviewing the respective Adviser's operations, the Board considered whether the operations are sufficient to fulfill its duties under the applicable contract and to meet the needs of the applicable Fund and its shareholders. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized market indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.

   The Board also considered the proposed fees to be paid under the respective contracts (including any waivers or expense reimbursement commitments) both absolutely and as compared to those of other investment advisers to investment companies. The trustees reviewed each Adviser's cost of providing services to help determine whether its compensation is fair and reasonable and considered each Adviser's expense allocation methodology. In evaluating the reasonableness of an Adviser's compensation, the trustees considered the following information, among other things: (a) each Adviser's financial information, including statements of its revenues, costs, and profitability from furnishing its services to the Funds; (b) the nature and amount of any indirect benefits the Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; (e) Nuveen's advisory fee levels compared to management fees Nuveen assesses on other investment products (e.g., managed accounts (including municipal, equity and fixed income accounts, as well as hedge funds) in light of the differences in these products from the Funds (including the different services provided, fee structures, investment policies, product distribution channels, and investor profiles and account sizes (retail or institutional accounts)); and (f) data with respect to the expense ratios of the Funds and comparable investment companies.

   In addition to the above, the trustees also compared the Advisers' fees, expenses and profitability to those of other advisers to funds, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees.

   In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. Based on the foregoing, including the new complex-wide fee arrangement, the trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Advisers' fees are reasonable in light of the services provided to each Fund and that the Advisers' investment advisory and sub-advisory agreements should be continued for another year.


Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long- term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable deductions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 25%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Kansas

   The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

   The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund's shareholders.

   The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

   Shares of the Kansas Fund may be subject to the Kansas estate tax if owned by a Kansas decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Kansas and local tax matters.

Kentucky

   The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Kentucky Fund transactions.

   The following is based on the assumptions that the Kentucky Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Kentucky Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kentucky Fund's shareholders.

   The Kentucky Fund will be subject to the Kentucky corporate income tax, the Kentucky intangible property tax, and the Kentucky corporation license tax only if it has a sufficient nexus with Kentucky. If it is subject to such taxes, it does not expect to pay a material amount of any such tax.

   Distributions from the Kentucky Fund that are attributable to interest on any obligation of Kentucky and its political subdivisions ("Kentucky Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

   Resident shareholders will not be subject to the Kentucky intangible property tax on their Kentucky Fund shares.

   Gain on the sale, exchange, or other disposition of shares of the Kentucky Fund will be subject to the Kentucky personal and corporate income taxes.

   Shares of the Kentucky Fund may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Kentucky and local tax matters.

Michigan

   The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

   The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund's shareholders.

   The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

   Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions ("Michigan Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Michigan personal income tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

   Residents of Michigan cities imposing local income taxes will not be subject to such taxes on the Michigan Fund's distributions of income attributable either (1) to interest earned on Federal Obligations or of state or local governments or (2) to gains on the sale of Federal Obligations.

   Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

   Taxpayers who are senior citizens may, subject to certain limitations, be able to deduct otherwise taxable interest, dividends, or capital gains from their Michigan taxable income.

   Shares of the Michigan Fund may be subject to the Michigan inheritance and estate taxes if owned by a Michigan decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

Missouri

   The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

   The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund's shareholders.

   The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

   Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

   Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Missouri and local tax matters.

Ohio

   The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

   The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund's shareholders.

   The Ohio Fund is not subject to Ohio taxes.

   Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions ("Ohio Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes.

   In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

   Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax.

   Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Ohio and local tax matters.

Wisconsin

   The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

   The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund's shareholders.

   The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the Wisconsin Fund that are attributable to interest earned on certain obligations of Wisconsin and its political subdivisions that are specifically exempt from the Wisconsin personal income tax under Wisconsin law ("Wisconsin Obligations") or to interest or dividends earned on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Wisconsin personal income tax and corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax and corporate income tax. A certain portion of such capital gains distributions, however, may be exempt from Wisconsin personal income tax.

   All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes. In the case of individuals, however, a certain portion of such gain may be exempt from Wisconsin personal income tax.

   Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for detailed information concerning Wisconsin state and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on May 31, 2004 of Class A Shares from the Nuveen Kansas Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share................................................. $10.20
Per Share Sales Charge--4.20% of public offering price (4.41% of net asset
  value per share)........................................................    .45
                                                                           ------
Per Share Offering Price to the Public.................................... $10.65

   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daugters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more

    Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances: 1) redemptions following the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemption in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen; and 10) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders

   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns, Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the NYSE is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 and last renewed on August 3, 2004 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                           Year Ended            Year Ended            Year Ended
                          May 31, 2002          May 31, 2003          May 31, 2004
                      --------------------- --------------------- ---------------------
                                    Amount                Amount                Amount
                       Amount of   Retained  Amount of   Retained  Amount of   Retained
                      Underwriting    By    Underwriting    By    Underwriting    By
Fund                  Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
----                  ------------ -------- ------------ -------- ------------ --------
Nuveen Kansas
  Municipal Bond Fund     $212       $--        $261       $11        $197       $ 28
Nuveen Kentucky
  Municipal Bond Fund      564        48         912        85         864        112
Nuveen Michigan
  Municipal Bond Fund      172        16         265        32         211         25
Nuveen Missouri
  Municipal Bond Fund      315        37         496        --         359         42
Nuveen Ohio
  Municipal Bond Fund      488        --         481        40         432         51
Nuveen Wisconsin
  Municipal Bond Fund      105        --         157        18         126         16

Other compensation to certain dealers

   Nuveen Advisory and its advisory affiliate, NIAC, at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2004, Nuveen Advisory expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

   During the fiscal year ended May 31, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.


                                                Compensation Paid to
                                              Authorized Dealers During
                                             the Year Ended May 31, 2004
                                             ---------------------------
       Nuveen Kansas Municipal Bond Fund:
          Class A...........................          $197,084
          Class B...........................           113,261
          Class C...........................           193,641

       Nuveen Kentucky Municipal Bond Fund:
          Class A...........................          $847,446
          Class B...........................           203,332
          Class C...........................           360,790

       Nuveen Michigan Municipal Bond Fund:
          Class A...........................          $382,725
          Class B...........................           103,280
          Class C...........................           306,311

       Nuveen Missouri Municipal Bond Fund:
          Class A...........................          $459,705
          Class B...........................           106,430
          Class C...........................           172,014

       Nuveen Ohio Municipal Bond Fund:
          Class A...........................          $731,905
          Class B...........................           259,308
          Class C...........................           355,132

       Nuveen Wisconsin Municipal Bond Fund:
          Class A...........................          $ 79,691
          Class B...........................            47,406
          Class C...........................            35,631

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for all the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in each Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and
(iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

   A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

   Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund's ability to use swap agreements. The swap market is largely unregulated.

                                                                  MAI-MS4-0904D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund


[LOGO] Nuveen Investments

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

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio. . . is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."



Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004


                             Annual Report  Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds. Scott, with 4 years of investment experience, assumed primary management responsibility for the Kansas, Missouri and Wisconsin Funds in 2003. Dan, with 17 years of investment experience, began managing the Kentucky, Michigan and Ohio Funds in 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. Despite this national decrease, of the six funds profiled in this report, only Michigan experienced a drop in issuance, with its supply falling more than 31 percent compared

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                              1-Year 5-Year  10-Year
                                              -----------------------
           Nuveen Kansas Municipal Bond
             Fund                             -1.02%  4.35%     5.53%
           Lipper Kansas Municipal Debt
             Funds category average/1/        -0.20%  4.01%     4.88%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Kentucky Municipal Bond
             Fund                              0.90%  4.53%     5.64%
           Lipper Kentucky Municipal Debt
             Funds category average/1/        -0.14%  3.94%     5.28%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Michigan Municipal Bond
             Fund                             -0.27%  4.72%     5.64%
           Lipper Michigan Municipal Debt
             Funds category average/1/        -1.20%  4.36%     5.49%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Missouri Municipal Bond
             Fund                             -0.28%  4.45%     5.53%
           Lipper Missouri Municipal Debt
             Funds category average/1/        -1.09%  4.39%     5.41%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
           Nuveen Ohio Municipal Bond Fund    -0.62%  4.34%     5.32%
           Lipper Ohio Municipal Debt Funds
             category average/1/              -1.09%  4.24%     5.33%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------
                                                              Since
                                              1-Year 5-Year Inception
                                              -----------------------
           Nuveen Wisconsin Municipal Bond
             Fund                             -0.33%  4.43%     5.40%
           Lipper Other States Municipal Debt
             Funds category average/1/        -0.55%  4.09%     5.07%
           Lehman Brothers Municipal Bond
             Index/2/                         -0.04%  5.49%     6.33%
           ----------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

with the first five months of 2003. Issuance of Missouri municipal debt remained essentially unchanged period over period, while Kansas, Kentucky, Ohio and Wisconsin, saw their new bond supply increase 142 percent, 17 percent, 16 percent, and 72 percent, respectively, when comparing January through May 2004 with the first five months of 2003.

How did the Funds perform during the 12 months ended May 31, 2004?

The accompanying chart provides performance information for the six Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ending May 31, 2004 as well as other historical periods. The chart also compares the Funds' performance to the national Lehman Brothers Municipal Bond Index and to their respective state specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 11, 10 and 6 funds in the Lipper Kansas Municipal Debt Funds Category, 17, 16 and 7 funds in the Lipper Kentucky Municipal Debt Funds Category, 39, 37 and 23 funds in the Lipper Michigan Municipal Debt Funds Category, 21, 20 and 14 funds in the Lipper Missouri Municipal Debt Funds Category, 42, 37 and 26 funds in the Lipper Ohio Municipal Debt Funds Category and 65, 51 and 28 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

Each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Kansas

During the past 12 months, the Kansas economy continued to benefit from its core strengths, namely highly affordable housing and a low cost of doing business. On the other hand, the state's heavily farm-based economy remained exposed to volatile weather and fluctuating prices. Kansas' economic health is heavily tied to that of Sprint and Boeing, two large employers in the state that have been through tough times. Sprint, the largest employer in Kansas, has been especially challenged, having to lay off a number of workers in recent years. Nevertheless, in May 2004 Kansas' unemployment rate fell to 4.7 percent, below the national average of 5.6 percent. As of the end of the period, Moody's gave the state a credit rating of Aa1 with a negative outlook, while Standard & Poor's rated Kansas AA+ with a negative outlook.

The total return of the Nuveen Kansas Municipal Bond Fund underperformed that of both the Lipper Kansas Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index for the 12-month period ended May 31, 2004. The Fund's Portfolio was hampered somewhat by having a relatively long duration. This meant that the Fund was more sensitive to changes in interest rates, an undesirable situation as rates rose significantly over the period. At the same time, the Fund's total return was helped by security selection in the healthcare sector. Four of the top contributors to portfolio results were hospital bonds, including positions in Wichita Via Christi Health, Colby Health Citizens Medical Center, and Newton Healthcare. Also helping performance was the recovery of an existing position in Puerto Rico bonds backed by revenues from American Airlines. These bonds enjoyed a 73% gain in total return during the period, thanks to increased optimism about the strength of the airline industry.

During the period the Fund faced calls of approximately $3 million worth of its holdings in single-family housing bonds issued by Sedgwick and Shawnee counties. These bonds offered high coupon payments and were prone to extraordinary redemption activity as homeowners prepaid mortgages in a continued environment of relatively low mortgage rates. With these and other available proceeds, we sought when possible to buy insured premium-coupon bonds offering maturity dates of 15 to 20 years. Given their defensive nature in a rising rate environment and the flatness of the yield curve beyond 20 years, we believed that these securities provided better values than longer bonds, which offered little more income but considerably more interest-rate risk. Also, we looked to sell some of the Fund's holdings with 25-year or longer maturities; as we believed these were the most vulnerable to an expected increase in interest rates. Finally, as lower-rated bonds enjoyed strong performance during the period, we looked for opportunities to increase the Fund's credit quality by selling those securities that had become overly concentrated after a period of strong performance.

Kentucky

Kentucky's economy remained stable and experienced broad-based improvements across its


                             Annual Report  Page 4
major industries. The state's service sector provided the biggest positive influence on the state's economic progress, helping offset declines in the manufacturing sector. In May 2004 the state's unemployment rate fell to 5.4 percent, slightly below the national average. Kentucky's budget for the 2004 fiscal year, adopted several months before the end of the reporting period, was balanced through the use of one-time revenues and financial reserves, closing a gap of $400 million. The state's proposed 2005-06 budget calls for nearly $15 billion in general fund appropriations, does not resort to tax increases, and relies less on one-time revenue sources than past budgets did. At period end, Kentucky had credit ratings of Aa2 with a negative outlook from Moody's and AA-with a stable outlook from Standard & Poor's.

The total return of the Nuveen Kentucky Municipal Bond Fund, although modest in absolute terms, outperformed the return of both the Lipper Kentucky Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index over the reporting period. The Fund benefited from an allocation to A-rated and BBB-rated bonds, both of which enjoyed favorable relative performance during the period. Also helping the portfolio's results was a weighting in industrial development, hospital and higher-education bonds, with securities issued by Appalachian Regional Healthcare and Clark Regional Medical Center being the best individual performers during the period. By contrast, the Fund's worst-performing investments tended to be those with long durations. Long-duration bonds tend to suffer when interest rates are rising, as was the case for the period. For example, the Fund's results were hampered by insured zero-coupon bonds issued by Norton Healthcare and due to mature in 2028.

Portfolio-management activity during the period centered on purchasing relatively defensive bonds in the long-intermediate area of the yield curve. These bonds were bought at a premium and generally provided coupon payments of between 5 and 5.25 percent and had maturity dates from 2019 to 2024, the range where we believed the most value could be found for our shareholders. We also looked to sell long-duration bonds with lower coupons because of their vulnerability to the effects of rising interest rates.

Michigan

Michigan's economy, heavily dependent on manufacturing, remained mired in recession, beset by continued job losses and the weak financial position of state residents. Particularly hard hit have been Michigan's auto manufacturers and suppliers, who are vulnerable to an expected decline in vehicle sales. The state's service industries, along with the biotechnology sector, are expanding, though not quickly enough to offset the losses elsewhere in the economy. Michigan's jobless rate, at 6.5 percent in May 2004, remained high compared to the national average but below its December peak of 6.9 percent. The state's economic challenges were a major reason for the state's deteriorating fiscal health. In the 2003 fiscal year, Michigan borrowed $1.3 billion to fund operations. With another deficit projected for the 2004 fiscal year, the state issued $1.3 billion worth of short-term debt to cover the shortfall. These were significant contributing factors to the late-2003 decision of both Moody's and Standard & Poor's to downgrade Michigan's general obligation debt. At period end, the state had credit ratings of Aa1 (Moody's) and AA+ (Standard & Poor's).

The total return of the Nuveen Michigan Municipal Bond Fund outperformed that of the Lipper Michigan Municipal Debt Funds category average, and underperformed the total return of the national Lehman Brothers Municipal Bond Index for the 12 month period ended May 31, 2004. The Fund's relatively large weighting in lower-investment-grade bonds contributed to these relatively solid results. Several of the Fund's lower-rated holdings performed extremely well during the period as investors became more confident in issuers' financial prospects. Also boosting performance was a significant exposure to pre-refunded securities, which are backed by escrowed


                             Annual Report  Page 5

U.S. government securities. Because such bonds are priced to their near-term call dates instead of their maturity dates, their durations are relatively short, a feature that helped results as interest rates rose during the second half of the period. These pre-refunded bonds occupied over 19 percent of the portfolio on May 31, 2004. Although this stake was helpful to performance, we looked to reduce the Fund's large weighting in this sector.

Another strategy we adopted during the period was to reduce our exposure to certain credits that had grown to represent a larger-than-desired portion of the Fund's portfolio. This was particularly true of some of our lower-rated holdings, which benefited as the economy improved and investors became increasingly comfortable with investment risk. For example, we sold some of our stake in bonds issued by healthcare issuer Detroit Medical Center. The Fund owned these securities in past years, holding on through periods of poor price performance. During the past year these bonds recovered sharply, leading us to sell a portion of our position to reduce our exposure to these credits and further diversify the Fund's assets.

Missouri

As of May 31, 2004, Missouri had the highest possible credit ratings from both Moody's and Standard & Poor's, Aaa and AAA, respectively. These ratings reflected the state's well-managed fiscal operations and solid financial reserves. Despite this strength, the state's job-creation potential remained relatively weak, though employment did finally turn positive following a deep manufacturing recession. Missouri's financial health continued to benefit from a relatively diverse economic base, anchored by the wholesale trade, transportation, communications, utilities, and manufacturing sectors. In fiscal year 2004, for the third consecutive year, the state's tax collections were lower than expected. For the 2005 fiscal year, Governor Holden's proposed budget reduces the state's reliance on one-time revenues and is to be balanced in part through the use of gaming and cigarette taxes. During the reporting period, the state's job market endured many challenges, although Missouri's unemployment rate of 5.1 percent in May 2004 remained below average due in part to the state's shrinking labor force.

During the past 12 months, the Fund's return outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index. The Fund's duration was slightly higher than that of the Lehman Brothers index during the beginning of the period. With interest rates generally rising over the course of the period, the Fund's performance was hurt by its long-duration holdings. In particular, its position in zero-coupon bonds hindered results. Since zero-coupon bonds do not provide regular coupon payments, they are very sensitive to changes in rates. At the same time, the Fund benefited from its position in Puerto Rico securities backed by American Airlines revenues. These bonds were upgraded during the period, and the increased confidence in the financial position of American Airlines added to their performance.

Our management approach during the period was to seek to buy insured bonds trading at a premium and with 15- to 20-year maturity dates. We believed the flatness of the yield curve beyond the 20-year maturity gave us the opportunity to obtain nearly as much income as available from longer bonds but without assuming the additional interest-rate risk. We also sought to sell the Fund's longest bonds, especially those with maturity dates exceeding 25 years. In an environment in which further increases in interest rates were expected, we believed it was prudent to take advantage of attractive retail prices and moderate the Fund's sensitivity to higher rates in the future. Also, with the Fund's lower-rated securities benefiting from a favorable market environment, we looked to sell some of our holdings that enjoyed strong performance, thus enabling us to improve the Fund's credit quality as well as reduce its concentration in positions that had grown to larger-than-desired portions of the portfolio.


                             Annual Report  Page 6

Ohio

Like Michigan, Ohio, having lost more than 200,000 jobs during the past three years, remained in recession. Despite slowing job losses, Ohio's manufacturing sector has been particularly hard hit by the economic downturn and shown no signs of a turnaround. As of May 2004, the state's unemployment rate stood at
5.6 percent, an improvement over the prior year. At the end of the reporting period, Ohio's general obligation debt maintained a credit rating of Aa1 with a negative outlook from Moody's and an AA+ rating with a stable outlook from Standard & Poor's. Moody's negative outlook reflected continued shortfalls in tax receipts, substantially depleted financial reserves, and rising budget gaps expected to persist in the 2005 fiscal year.

The total return of the Nuveen Ohio Municipal Bond Fund outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. The Fund was helped by its allocation to bonds rated BBB, the lowest investment-grade credit rating. At the end of the period, 6 percent of the Fund's portfolio were in BBB-rated securities. The Fund especially benefited from holdings in the hospital and industrial development sectors, with positions in Kettering Medical Center and Dayton Special Facilities issued for Emery Air Freight among the best performers. On the negative side, the Fund's slightly longer-than-average duration compared to the Lehman Brothers Municipal Bond Index had a negative impact on results. Having a longer duration during an environment of rising market interest rates, as was the case for much of the period, is generally bad for bonds.

During the past 12 months, our management focus emphasized the purchase of defensive bonds in the intermediate range of the yield curve. We believed that bonds with these maturity characteristics offered our shareholders the best relative value. In addition, we looked to reduce the Fund's weighting in certain bonds that performed well during the period and grew to occupy too large a portion of the portfolio, in our opinion. For example, we selectively sold some of our holdings in bonds backed by tobacco company revenues, as well as in bonds issued for Emery Air Freight, Bayshore Power, and Dayton Power and Light.

Wisconsin

Wisconsin's economy enjoyed a promising rebound early in 2004, only to slow somewhat as increases in industrial production and exporting activity failed to translate into increased hiring. During the past four years, Wisconsin lost approximately 88,000 high-paying manufacturing jobs that are unlikely to return; these job losses are expected to continue to weigh on the state's economy. Wisconsin's May 2004 unemployment rate of 5.1 percent remained historically high but below the national average. The state's fiscal health was relatively weak, as the state closed its budget deficit of more than $3 billion through spending cuts, increased gaming revenues, and the substantial use of non-recurring revenues. Wisconsin's well-managed debt position will increase significantly, however, as the state issues bonds to eliminate pension liabilities. At the end of the period, the state's general obligation bonds were rated Aa3 with a negative outlook by Moody's and AA- with a stable outlook by Standard & Poor's.

The total return of the Nuveen Wisconsin Municipal Bond Fund outperformed its state-specific Lipper peer group average and underperformed the national Lehman Brothers Municipal Bond Index for the 12 months ended May 31, 2004. Although new municipal issuance in Wisconsin was up sharply during the period compared to the prior year, it remained difficult to find fully tax-free municipal bonds in the state, an ongoing challenge faced by any manager of a Wisconsin municipal bond fund. Our primary management focus was to keep the Fund fully invested, a goal we met in part by owning securities issued by Puerto Rico and other United States territories, which are tax-exempt in all 50 states. Another goal during the period was to reduce the Fund's holdings in territorial paper, which we were


                             Annual Report  Page 7
able to do by adding bonds issued for the Milwaukee Public Schools and displaying the structural characteristics we were seeking for the fund.


                             Annual Report  Page 8

                                      [CHART]

                        Nuveen Kansas Municipal Bond Fund
                      Growth of an Assumed $10,000 Investment

                    Nuveen             Nuveen
                    Kansas             Kansas                Lehman
                    Municipal          Municipal             Brothers
                    Bond Fund          Bond Fund             Municipal
                   (NAV)              (Offer Price)          Bond Index
                   ---------------    ---------------       ---------------
     5/31/94           $10,000            $ 9,580             $10,000
     6/30/94             9,894              9,478               9,938
     7/31/94            10,127              9,701              10,121
     8/31/94            10,144              9,718              10,156
     9/30/94             9,933              9,516              10,007
    10/31/94             9,722              9,314               9,829
    11/30/94             9,488              9,089               9,651
    12/31/94             9,777              9,367               9,864
     1/31/95            10,111              9,686              10,145
     2/28/95            10,399              9,962              10,440
     3/31/95            10,458             10,019              10,560
     4/30/95            10,463             10,024              10,573
     5/31/95            10,780             10,328              10,910
     6/30/95            10,667             10,219              10,815
     7/31/95            10,739             10,288              10,917
     8/31/95            10,865             10,409              11,056
     9/30/95            10,914             10,456              11,126
    10/31/95            11,129             10,662              11,288
    11/30/95            11,355             10,878              11,475
    12/31/95            11,506             11,023              11,585
     1/31/96            11,525             11,041              11,673
     2/29/96            11,383             10,905              11,594
     3/31/96            11,164             10,695              11,446
     4/30/96            11,123             10,656              11,413
     5/31/96            11,173             10,704              11,409
     6/30/96            11,325             10,849              11,533
     7/31/96            11,421             10,942              11,638
     8/31/96            11,416             10,936              11,635
     9/30/96            11,614             11,126              11,797
    10/31/96            11,723             11,231              11,931
    11/30/96            11,924             11,423              12,149
    12/31/96            11,894             11,394              12,098
     1/31/97            11,888             11,389              12,121
     2/28/97            11,999             11,495              12,232
     3/31/97            11,873             11,374              12,069
     4/30/97            12,008             11,504              12,170
     5/31/97            12,203             11,690              12,353
     6/30/97            12,303             11,786              12,485
     7/31/97            12,668             12,136              12,831
     8/31/97            12,527             12,001              12,710
     9/30/97            12,665             12,133              12,861
    10/31/97            12,766             12,230              12,944
    11/30/97            12,844             12,305              13,020
    12/31/97            13,045             12,497              13,210
     1/31/98            13,173             12,619              13,346
     2/28/98            13,153             12,600              13,350
     3/31/98            13,207             12,652              13,362
     4/30/98            13,112             12,561              13,302
     5/31/98            13,341             12,781              13,512
     6/30/98            13,396             12,833              13,566
     7/31/98            13,439             12,874              13,600
     8/31/98            13,646             13,072              13,810
     9/30/98            13,815             13,235              13,982
    10/31/98            13,780             13,201              13,982
    11/30/98            13,835             13,254              14,031
    12/31/98            13,852             13,270              14,066
     1/31/99            13,985             13,398              14,233
     2/28/99            13,923             13,339              14,171
     3/31/99            13,914             13,329              14,191
     4/30/99            13,968             13,381              14,226
     5/31/99            13,851             13,269              14,144
     6/30/99            13,614             13,042              13,940
     7/31/99            13,615             13,043              13,991
     8/31/99            13,416             12,853              13,879
     9/30/99            13,337             12,777              13,885
    10/31/99            13,097             12,547              13,734
    11/30/99            13,206             12,651              13,880
    12/31/99            13,045             12,497              13,777
     1/31/00            12,897             12,355              13,717
     2/29/00            13,103             12,552              13,876
     3/31/00            13,460             12,895              14,179
     4/30/00            13,352             12,791              14,095
     5/31/00            13,242             12,686              14,022
     6/30/00            13,591             13,020              14,394
     7/31/00            13,817             13,237              14,594
     8/31/00            14,030             13,441              14,819
     9/30/00            13,964             13,377              14,742
    10/31/00            14,094             13,502              14,903
    11/30/00            14,168             13,573              15,015
    12/31/00            14,528             13,918              15,386
     1/31/01            14,631             14,017              15,539
     2/28/01            14,721             14,103              15,588
     3/31/01            14,840             14,217              15,728
     4/30/01            14,670             14,054              15,557
     5/31/01            14,834             14,211              15,725
     6/30/01            14,941             14,313              15,830
     7/31/01            15,150             14,514              16,065
     8/31/01            15,405             14,758              16,329
     9/30/01            15,306             14,663              16,275
    10/31/01            15,474             14,824              16,468
    11/30/01            15,359             14,714              16,330
    12/31/01            15,244             14,603              16,175
     1/31/02            15,443             14,795              16,456
     2/28/02            15,644             14,987              16,654
     3/31/02            15,346             14,701              16,328
     4/30/02            15,639             14,982              16,647
     5/31/02            15,733             15,073              16,748
     6/30/02            15,905             15,237              16,925
     7/31/02            16,092             15,416              17,143
     8/31/02            16,280             15,596              17,349
     9/30/02            16,671             15,970              17,729
    10/31/02            16,236             15,554              17,435
    11/30/02            16,189             15,509              17,363
    12/31/02            16,581             15,885              17,729
     1/31/03            16,422             15,733              17,684
     2/28/03            16,691             15,990              17,931
     3/31/03            16,690             15,989              17,942
     4/30/03            16,896             16,187              18,061
     5/31/03            17,312             16,585              18,484
     6/30/03            17,198             16,476              18,405
     7/31/03            16,520             15,826              17,761
     8/31/03            16,633             15,934              17,893
     9/30/03            17,087             16,369              18,419
    10/31/03            16,972             16,259              18,327
    11/30/03            17,165             16,444              18,518
    12/31/03            17,309             16,582              18,671
     1/31/04            17,404             16,673              18,778
     2/29/04            17,747             17,002              19,061
     3/31/04            17,610             16,870              18,994
     4/30/04            17,139             16,419              18,544
     5/31/04            17,135             16,415              18,447






================================================================================

                                    [CHART]

                      Nuveen Kentucky Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen             Nuveen
                  Kentucky           Kentucky              Lehman
                  Municipal          Municipal             Brothers
                  Bond Fund          Bond Fund             Municipal
                 (NAV)              (Offer Price)          Bond Index
                 ---------------    ---------------      ---------------
   5/31/94            $10,000           $ 9,580               $10,000
   6/30/94              9,945             9,527                 9,938
   7/31/94             10,145             9,719                10,121
   8/31/94             10,166             9,739                10,156
   9/30/94              9,986             9,567                10,007
  10/31/94              9,778             9,367                 9,829
  11/30/94              9,596             9,193                 9,651
  12/31/94              9,879             9,464                 9,864
   1/31/95             10,192             9,764                10,145
   2/28/95             10,521            10,079                10,440
   3/31/95             10,582            10,138                10,560
   4/30/95             10,593            10,148                10,573
   5/31/95             10,942            10,483                10,910
   6/30/95             10,833            10,378                10,815
   7/31/95             10,905            10,447                10,917
   8/31/95             11,029            10,565                11,056
   9/30/95             11,079            10,614                11,126
  10/31/95             11,254            10,782                11,288
  11/30/95             11,459            10,978                11,475
  12/31/95             11,583            11,097                11,585
   1/31/96             11,635            11,146                11,673
   2/29/96             11,580            11,094                11,594
   3/31/96             11,384            10,905                11,446
   4/30/96             11,341            10,865                11,413
   5/31/96             11,385            10,906                11,409
   6/30/96             11,500            11,017                11,533
   7/31/96             11,595            11,108                11,638
   8/31/96             11,596            11,109                11,635
   9/30/96             11,765            11,271                11,797
  10/31/96             11,883            11,384                11,931
  11/30/96             12,076            11,568                12,149
  12/31/96             12,029            11,523                12,098
   1/31/97             12,050            11,544                12,121
   2/28/97             12,148            11,638                12,232
   3/31/97             12,026            11,521                12,069
   4/30/97             12,125            11,616                12,170
   5/31/97             12,279            11,763                12,353
   6/30/97             12,400            11,880                12,485
   7/31/97             12,735            12,200                12,831
   8/31/97             12,645            12,114                12,710
   9/30/97             12,779            12,242                12,861
  10/31/97             12,868            12,328                12,944
  11/30/97             12,935            12,392                13,020
  12/31/97             13,118            12,567                13,210
   1/31/98             13,230            12,675                13,346
   2/28/98             13,240            12,684                13,350
   3/31/98             13,272            12,714                13,362
   4/30/98             13,187            12,633                13,302
   5/31/98             13,383            12,821                13,512
   6/30/98             13,439            12,875                13,566
   7/31/98             13,472            12,906                13,600
   8/31/98             13,647            13,074                13,810
   9/30/98             13,775            13,196                13,982
  10/31/98             13,747            13,170                13,982
  11/30/98             13,804            13,224                14,031
  12/31/98             13,816            13,236                14,066
   1/31/99             13,921            13,336                14,233
   2/28/99             13,893            13,310                14,171
   3/31/99             13,913            13,328                14,191
   4/30/99             13,943            13,358                14,226
   5/31/99             13,876            13,294                14,144
   6/30/99             13,672            13,098                13,940
   7/31/99             13,692            13,117                13,991
   8/31/99             13,499            12,932                13,879
   9/30/99             13,443            12,879                13,885
  10/31/99             13,248            12,692                13,734
  11/30/99             13,332            12,772                13,880
  12/31/99             13,204            12,649                13,777
   1/31/00             13,122            12,571                13,717
   2/29/00             13,309            12,750                13,876
   3/31/00             13,574            13,004                14,179
   4/30/00             13,504            12,937                14,095
   5/31/00             13,421            12,857                14,022
   6/30/00             13,689            13,114                14,394
   7/31/00             13,894            13,311                14,594
   8/31/00             14,087            13,495                14,819
   9/30/00             14,042            13,453                14,742
  10/31/00             14,157            13,563                14,903
  11/30/00             14,232            13,635                15,015
  12/31/00             14,536            13,925                15,386
   1/31/01             14,625            14,011                15,539
   2/28/01             14,700            14,082                15,588
   3/31/01             14,816            14,193                15,728
   4/30/01             14,687            14,070                15,557
   5/31/01             14,817            14,195                15,725
   6/30/01             14,935            14,307                15,830
   7/31/01             15,149            14,513                16,065
   8/31/01             15,392            14,745                16,329
   9/30/01             15,274            14,633                16,275
  10/31/01             15,449            14,800                16,468
  11/30/01             15,357            14,712                16,330
  12/31/01             15,237            14,597                16,175
   1/31/02             15,427            14,779                16,456
   2/28/02             15,632            14,975                16,654
   3/31/02             15,382            14,736                16,328
   4/30/02             15,617            14,961                16,647
   5/31/02             15,738            15,077                16,748
   6/30/02             15,875            15,208                16,925
   7/31/02             16,026            15,353                17,143
   8/31/02             16,177            15,498                17,349
   9/30/02             16,461            15,770                17,729
  10/31/02             16,175            15,496                17,435
  11/30/02             16,182            15,502                17,363
  12/31/02             16,495            15,803                17,729
   1/31/03             16,428            15,738                17,684
   2/28/03             16,688            15,987                17,931
   3/31/03             16,635            15,936                17,942
   4/30/03             16,791            16,086                18,061
   5/31/03             17,160            16,439                18,484
   6/30/03             17,152            16,431                18,405
   7/31/03             16,566            15,870                17,761
   8/31/03             16,695            15,994                17,893
   9/30/03             17,131            16,411                18,419
  10/31/03             17,091            16,374                18,327
  11/30/03             17,312            16,585                18,518
  12/31/03             17,471            16,737                18,671
   1/31/04             17,553            16,816                18,778
   2/29/04             17,839            17,089                19,061
   3/31/04             17,764            17,018                18,994
   4/30/04             17,373            16,643                18,544
   5/31/04             17,314            16,587                18,447




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                             Annual Report  Page 9

                                      [CHART]

                        Nuveen Michigan Municipal Bond Fund
                      Growth of an Assumed $10,000 Investment

                    Nuveen             Nuveen
                    Michigan           Michigan            Lehman
                    Municipal          Municipal           Brothers
                    Bond Fund          Bond Fund           Municipal
                   (NAV)              (Offer Price)        Bond Index
                   ---------------    ---------------     ---------------
     5/31/94         $10,000              $ 9,580             $10,000
     6/30/94           9,959                9,541               9,938
     7/31/94          10,141                9,715              10,121
     8/31/94          10,154                9,728              10,156
     9/30/94          10,022                9,601              10,007
    10/31/94           9,828                9,415               9,829
    11/30/94           9,668                9,262               9,651
    12/31/94           9,909                9,492               9,864
     1/31/95          10,197                9,769              10,145
     2/28/95          10,463               10,024              10,440
     3/31/95          10,513               10,072              10,560
     4/30/95          10,525               10,083              10,573
     5/31/95          10,855               10,399              10,910
     6/30/95          10,727               10,277              10,815
     7/31/95          10,798               10,344              10,917
     8/31/95          10,916               10,457              11,056
     9/30/95          10,986               10,524              11,126
    10/31/95          11,162               10,694              11,288
    11/30/95          11,377               10,899              11,475
    12/31/95          11,525               11,041              11,585
     1/31/96          11,566               11,080              11,673
     2/29/96          11,489               11,006              11,594
     3/31/96          11,286               10,812              11,446
     4/30/96          11,228               10,756              11,413
     5/31/96          11,249               10,777              11,409
     6/30/96          11,368               10,891              11,533
     7/31/96          11,480               10,998              11,638
     8/31/96          11,492               11,010              11,635
     9/30/96          11,673               11,183              11,797
    10/31/96          11,795               11,300              11,931
    11/30/96          11,998               11,494              12,149
    12/31/96          11,960               11,457              12,098
     1/31/97          11,966               11,463              12,121
     2/28/97          12,070               11,563              12,232
     3/31/97          11,917               11,416              12,069
     4/30/97          12,021               11,517              12,170
     5/31/97          12,199               11,687              12,353
     6/30/97          12,326               11,809              12,485
     7/31/97          12,684               12,151              12,831
     8/31/97          12,538               12,011              12,710
     9/30/97          12,676               12,143              12,861
    10/31/97          12,784               12,247              12,944
    11/30/97          12,849               12,309              13,020
    12/31/97          13,030               12,483              13,210
     1/31/98          13,138               12,586              13,346
     2/28/98          13,149               12,596              13,350
     3/31/98          13,171               12,618              13,362
     4/30/98          13,095               12,545              13,302
     5/31/98          13,292               12,734              13,512
     6/30/98          13,347               12,786              13,566
     7/31/98          13,369               12,808              13,600
     8/31/98          13,558               12,988              13,810
     9/30/98          13,725               13,148              13,982
    10/31/98          13,703               13,127              13,982
    11/30/98          13,748               13,171              14,031
    12/31/98          13,766               13,188              14,066
     1/31/99          13,868               13,285              14,233
     2/28/99          13,800               13,220              14,171
     3/31/99          13,811               13,231              14,191
     4/30/99          13,844               13,262              14,226
     5/31/99          13,750               13,172              14,144
     6/30/99          13,563               12,993              13,940
     7/31/99          13,574               13,004              13,991
     8/31/99          13,385               12,823              13,879
     9/30/99          13,349               12,788              13,885
    10/31/99          13,146               12,594              13,734
    11/30/99          13,227               12,672              13,880
    12/31/99          13,071               12,522              13,777
     1/31/00          12,926               12,383              13,717
     2/29/00          13,128               12,577              13,876
     3/31/00          13,429               12,865              14,179
     4/30/00          13,328               12,768              14,095
     5/31/00          13,227               12,671              14,022
     6/30/00          13,568               12,998              14,394
     7/31/00          13,775               13,197              14,594
     8/31/00          13,983               13,396              14,819
     9/30/00          13,892               13,309              14,742
    10/31/00          14,027               13,438              14,903
    11/30/00          14,062               13,471              15,015
    12/31/00          14,425               13,819              15,386
     1/31/01          14,497               13,888              15,539
     2/28/01          14,596               13,983              15,588
     3/31/01          14,733               14,114              15,728
     4/30/01          14,550               13,939              15,557
     5/31/01          14,741               14,122              15,725
     6/30/01          14,907               14,281              15,830
     7/31/01          15,138               14,502              16,065
     8/31/01          15,423               14,775              16,329
     9/30/01          15,367               14,722              16,275
    10/31/01          15,588               14,934              16,468
    11/30/01          15,452               14,803              16,330
    12/31/01          15,269               14,628              16,175
     1/31/02          15,518               14,867              16,456
     2/28/02          15,728               15,068              16,654
     3/31/02          15,374               14,728              16,328
     4/30/02          15,652               14,995              16,647
     5/31/02          15,729               15,069              16,748
     6/30/02          15,915               15,247              16,925
     7/31/02          16,102               15,426              17,143
     8/31/02          16,316               15,631              17,349
     9/30/02          16,698               15,996              17,729
    10/31/02          16,375               15,687              17,435
    11/30/02          16,342               15,656              17,363
    12/31/02          16,710               16,008              17,729
     1/31/03          16,635               15,937              17,684
     2/28/03          16,912               16,201              17,931
     3/31/03          16,850               16,143              17,942
     4/30/03          17,029               16,314              18,061
     5/31/03          17,366               16,637              18,484
     6/30/03          17,232               16,509              18,405
     7/31/03          16,611               15,913              17,761
     8/31/03          16,764               16,060              17,893
     9/30/03          17,164               16,443              18,419
    10/31/03          17,101               16,383              18,327
    11/30/03          17,298               16,572              18,518
    12/31/03          17,375               16,645              18,671
     1/31/04          17,472               16,738              18,778
     2/29/04          17,823               17,074              19,061
     3/31/04          17,771               17,025              18,994
     4/30/04          17,359               16,630              18,544
     5/31/04          17,319               16,592              18,477





================================================================================

                                    [CHART]

                      Nuveen Missouri Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen               Nuveen
                  Missouri             Missouri            Lehman
                  Municipal            Municipal           Brothers
                  Bond Fund            Bond Fund           Municipal
                 (NAV)                (Offer Price)        Bond Index
                 ---------------      ---------------     ---------------
   5/31/94             $10,000             $ 9,580            $10,000
   6/30/94               9,943               9,525              9,938
   7/31/94              10,116               9,691             10,121
   8/31/94              10,127               9,702             10,156
   9/30/94               9,962               9,544             10,007
  10/31/94               9,779               9,368              9,829
  11/30/94               9,593               9,190              9,651
  12/31/94               9,829               9,416              9,864
   1/31/95              10,126               9,701             10,145
   2/28/95              10,409               9,972             10,440
   3/31/95              10,479              10,039             10,560
   4/30/95              10,487              10,047             10,573
   5/31/95              10,819              10,364             10,910
   6/30/95              10,697              10,247             10,815
   7/31/95              10,758              10,306             10,917
   8/31/95              10,880              10,423             11,056
   9/30/95              10,961              10,500             11,126
  10/31/95              11,125              10,658             11,288
  11/30/95              11,310              10,835             11,475
  12/31/95              11,433              10,953             11,585
   1/31/96              11,495              11,012             11,673
   2/29/96              11,427              10,947             11,594
   3/31/96              11,205              10,735             11,446
   4/30/96              11,148              10,680             11,413
   5/31/96              11,198              10,728             11,409
   6/30/96              11,311              10,836             11,533
   7/31/96              11,405              10,926             11,638
   8/31/96              11,425              10,945             11,635
   9/30/96              11,593              11,106             11,797
  10/31/96              11,709              11,217             11,931
  11/30/96              11,922              11,421             12,149
  12/31/96              11,875              11,376             12,098
   1/31/97              11,873              11,374             12,121
   2/28/97              11,990              11,487             12,232
   3/31/97              11,854              11,356             12,069
   4/30/97              11,962              11,459             12,170
   5/31/97              12,125              11,616             12,353
   6/30/97              12,256              11,742             12,485
   7/31/97              12,613              12,083             12,831
   8/31/97              12,484              11,960             12,710
   9/30/97              12,628              12,098             12,861
  10/31/97              12,715              12,181             12,944
  11/30/97              12,791              12,254             13,020
  12/31/97              12,984              12,439             13,210
   1/31/98              13,096              12,546             13,346
   2/28/98              13,092              12,542             13,350
   3/31/98              13,124              12,572             13,362
   4/30/98              13,061              12,512             13,302
   5/31/98              13,255              12,699             13,512
   6/30/98              13,310              12,751             13,566
   7/31/98              13,340              12,780             13,600
   8/31/98              13,538              12,969             13,810
   9/30/98              13,688              13,113             13,982
  10/31/98              13,659              13,085             13,982
  11/30/98              13,715              13,139             14,031
  12/31/98              13,734              13,158             14,066
   1/31/99              13,850              13,268             14,233
   2/28/99              13,808              13,228             14,171
   3/31/99              13,803              13,223             14,191
   4/30/99              13,859              13,277             14,226
   5/31/99              13,780              13,202             14,144
   6/30/99              13,589              13,018             13,940
   7/31/99              13,608              13,036             13,991
   8/31/99              13,439              12,875             13,879
   9/30/99              13,396              12,833             13,885
  10/31/99              13,176              12,623             13,734
  11/30/99              13,246              12,690             13,880
  12/31/99              13,138              12,586             13,777
   1/31/00              13,017              12,470             13,717
   2/29/00              13,178              12,624             13,876
   3/31/00              13,430              12,866             14,179
   4/30/00              13,385              12,823             14,095
   5/31/00              13,301              12,742             14,022
   6/30/00              13,583              13,012             14,394
   7/31/00              13,775              13,197             14,594
   8/31/00              13,956              13,370             14,819
   9/30/00              13,899              13,315             14,742
  10/31/00              14,041              13,452             14,903
  11/30/00              14,131              13,537             15,015
  12/31/00              14,449              13,842             15,386
   1/31/01              14,539              13,928             15,539
   2/28/01              14,616              14,002             15,588
   3/31/01              14,735              14,116             15,728
   4/30/01              14,594              13,981             15,557
   5/31/01              14,754              14,135             15,725
   6/30/01              14,860              14,236             15,830
   7/31/01              15,064              14,431             16,065
   8/31/01              15,365              14,720             16,329
   9/30/01              15,291              14,649             16,275
  10/31/01              15,455              14,806             16,468
  11/30/01              15,350              14,705             16,330
  12/31/01              15,231              14,591             16,175
   1/31/02              15,423              14,775             16,456
   2/28/02              15,602              14,947             16,654
   3/31/02              15,338              14,694             16,328
   4/30/02              15,576              14,922             16,647
   5/31/02              15,669              15,011             16,748
   6/30/02              15,821              15,156             16,925
   7/31/02              15,987              15,316             17,143
   8/31/02              16,169              15,490             17,349
   9/30/02              16,454              15,763             17,729
  10/31/02              16,137              15,459             17,435
  11/30/02              16,098              15,422             17,363
  12/31/02              16,445              15,754             17,729
   1/31/03              16,361              15,673             17,684
   2/28/03              16,605              15,908             17,931
   3/31/03              16,610              15,913             17,942
   4/30/03              16,827              16,120             18,061
   5/31/03              17,178              16,456             18,484
   6/30/03              17,073              16,356             18,405
   7/31/03              16,404              15,715             17,761
   8/31/03              16,575              15,879             17,893
   9/30/03              17,023              16,308             18,419
  10/31/03              16,980              16,266             18,327
  11/30/03              17,181              16,460             18,518
  12/31/03              17,306              16,579             18,671
   1/31/04              17,399              16,668             18,778
   2/29/04              17,712              16,969             19,061
   3/31/04              17,634              16,893             18,994
   4/30/04              17,208              16,485             18,544
   5/31/04              17,129              16,410             18,477



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

                                      [CHART]

                           Nuveen Ohio Municipal Bond Fund
                       Growth of an Assumed $10,000 Investment

                     Nuveen             Nuveen
                     Ohio               Ohio                Lehman
                     Municipal          Municipal           Brothers
                     Bond Fund          Bond Fund           Municipal
                    (NAV)              (Offer Price)        Bond Index
                    ---------------    ---------------     ---------------
      5/31/94             $10,000           $ 9,580            $10,000
      6/30/94               9,957             9,539              9,938
      7/31/94              10,122             9,697             10,121
      8/31/94              10,134             9,709             10,156
      9/30/94               9,982             9,563             10,007
     10/31/94               9,823             9,410              9,829
     11/30/94               9,697             9,290              9,651
     12/31/94               9,894             9,478              9,864
      1/31/95              10,147             9,721             10,145
      2/28/95              10,406             9,969             10,440
      3/31/95              10,493            10,053             10,560
      4/30/95              10,495            10,055             10,573
      5/31/95              10,800            10,346             10,910
      6/30/95              10,698            10,249             10,815
      7/31/95              10,769            10,317             10,917
      8/31/95              10,887            10,430             11,056
      9/30/95              10,947            10,487             11,126
     10/31/95              11,115            10,648             11,288
     11/30/95              11,310            10,835             11,475
     12/31/95              11,429            10,949             11,585
      1/31/96              11,461            10,980             11,673
      2/29/96              11,382            10,904             11,594
      3/31/96              11,207            10,736             11,446
      4/30/96              11,157            10,689             11,413
      5/31/96              11,189            10,719             11,409
      6/30/96              11,308            10,833             11,533
      7/31/96              11,410            10,931             11,638
      8/31/96              11,402            10,923             11,635
      9/30/96              11,554            11,068             11,797
     10/31/96              11,667            11,177             11,931
     11/30/96              11,850            11,352             12,149
     12/31/96              11,811            11,315             12,098
      1/31/97              11,813            11,317             12,121
      2/28/97              11,917            11,417             12,232
      3/31/97              11,773            11,279             12,069
      4/30/97              11,857            11,359             12,170
      5/31/97              12,014            11,510             12,353
      6/30/97              12,131            11,621             12,485
      7/31/97              12,438            11,915             12,831
      8/31/97              12,321            11,803             12,710
      9/30/97              12,449            11,926             12,861
     10/31/97              12,535            12,009             12,944
     11/30/97              12,600            12,071             13,020
     12/31/97              12,785            12,248             13,210
      1/31/98              12,915            12,372             13,346
      2/28/98              12,913            12,371             13,350
      3/31/98              12,946            12,402             13,362
      4/30/98              12,867            12,326             13,302
      5/31/98              13,065            12,516             13,512
      6/30/98              13,108            12,557             13,566
      7/31/98              13,141            12,589             13,600
      8/31/98              13,307            12,749             13,810
      9/30/98              13,465            12,899             13,982
     10/31/98              13,451            12,886             13,982
     11/30/98              13,506            12,939             14,031
     12/31/98              13,521            12,953             14,066
      1/31/99              13,645            13,072             14,233
      2/28/99              13,598            13,027             14,171
      3/31/99              13,607            13,036             14,191
      4/30/99              13,652            13,079             14,226
      5/31/99              13,580            13,009             14,144
      6/30/99              13,413            12,849             13,940
      7/31/99              13,410            12,847             13,991
      8/31/99              13,241            12,685             13,879
      9/30/99              13,179            12,625             13,885
     10/31/99              12,984            12,438             13,734
     11/30/99              13,076            12,527             13,880
     12/31/99              12,947            12,403             13,777
      1/31/00              12,882            12,341             13,717
      2/29/00              13,049            12,501             13,876
      3/31/00              13,302            12,743             14,179
      4/30/00              13,237            12,681             14,095
      5/31/00              13,147            12,594             14,022
      6/30/00              13,452            12,887             14,394
      7/31/00              13,648            13,075             14,594
      8/31/00              13,845            13,263             14,819
      9/30/00              13,791            13,212             14,742
     10/31/00              13,889            13,306             14,903
     11/30/00              13,975            13,388             15,015
     12/31/00              14,290            13,690             15,386
      1/31/01              14,377            13,773             15,539
      2/28/01              14,413            13,807             15,588
      3/31/01              14,526            13,916             15,728
      4/30/01              14,368            13,765             15,557
      5/31/01              14,468            13,860             15,725
      6/30/01              14,580            13,968             15,830
      7/31/01              14,798            14,177             16,065
      8/31/01              15,017            14,387             16,329
      9/30/01              14,907            14,281             16,275
     10/31/01              15,074            14,441             16,468
     11/30/01              14,975            14,346             16,330
     12/31/01              14,835            14,211             16,175
      1/31/02              15,056            14,423             16,456
      2/28/02              15,238            14,598             16,654
      3/31/02              14,933            14,306             16,328
      4/30/02              15,171            14,534             16,647
      5/31/02              15,273            14,632             16,748
      6/30/02              15,417            14,769             16,925
      7/31/02              15,616            14,960             17,143
      8/31/02              15,802            15,138             17,349
      9/30/02              16,169            15,490             17,729
     10/31/02              15,815            15,151             17,435
     11/30/02              15,766            15,104             17,363
     12/31/02              16,138            15,460             17,729
      1/31/03              16,046            15,372             17,684
      2/28/03              16,322            15,636             17,931
      3/31/03              16,315            15,629             17,942
      4/30/03              16,478            15,786             18,061
      5/31/03              16,900            16,190             18,484
      6/30/03              16,792            16,087             18,405
      7/31/03              16,108            15,431             17,761
      8/31/03              16,245            15,563             17,893
      9/30/03              16,717            16,015             18,419
     10/31/03              16,666            15,966             18,327
     11/30/03              16,908            16,198             18,518
     12/31/03              17,048            16,332             18,671
      1/31/04              17,099            16,381             18,778
      2/29/04              17,433            16,700             19,061
      3/31/04              17,336            16,608             18,994
      4/30/04              16,866            16,158             18,544
      5/31/04              16,796            16,090             18,477





================================================================================

                                    [CHART]

                      Nuveen Wisconsin Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuveen             Nuveen
                  Wisconsin          Wisconsin           Lehman
                  Municipal          Municipal           Brothers
                  Bond Fund          Bond Fund           Municipal
                 (NAV)              (Offer Price)        Bond Index
                 ---------------    ---------------     ---------------
   5/31/94            $10,000           $ 9,580             $10,000
   6/30/94              9,979             9,560               9,938
   7/31/94             10,170             9,742              10,121
   8/31/94             10,194             9,766              10,156
   9/30/94              9,975             9,556              10,007
  10/31/94              9,787             9,376               9,829
  11/30/94              9,512             9,113               9,651
  12/31/94              9,729             9,321               9,864
   1/31/95             10,001             9,581              10,145
   2/28/95             10,312             9,879              10,440
   3/31/95             10,368             9,933              10,560
   4/30/95             10,381             9,945              10,573
   5/31/95             10,734            10,283              10,910
   6/30/95             10,582            10,138              10,815
   7/31/95             10,706            10,257              10,917
   8/31/95             10,820            10,365              11,056
   9/30/95             10,888            10,431              11,126
  10/31/95             11,059            10,594              11,288
  11/30/95             11,240            10,768              11,475
  12/31/95             11,401            10,922              11,585
   1/31/96             11,427            10,947              11,673
   2/29/96             11,337            10,861              11,594
   3/31/96             11,101            10,635              11,446
   4/30/96             11,057            10,592              11,413
   5/31/96             11,094            10,628              11,409
   6/30/96             11,200            10,729              11,533
   7/31/96             11,296            10,821              11,638
   8/31/96             11,276            10,802              11,635
   9/30/96             11,429            10,949              11,797
  10/31/96             11,550            11,065              11,931
  11/30/96             11,729            11,236              12,149
  12/31/96             11,685            11,194              12,098
   1/31/97             11,688            11,197              12,121
   2/28/97             11,786            11,291              12,232
   3/31/97             11,645            11,156              12,069
   4/30/97             11,744            11,251              12,170
   5/31/97             11,915            11,415              12,353
   6/30/97             12,015            11,511              12,485
   7/31/97             12,408            11,887              12,831
   8/31/97             12,239            11,725              12,710
   9/30/97             12,402            11,881              12,861
  10/31/97             12,504            11,979              12,944
  11/30/97             12,581            12,053              13,020
  12/31/97             12,784            12,247              13,210
   1/31/98             12,948            12,404              13,346
   2/28/98             12,949            12,405              13,350
   3/31/98             12,975            12,430              13,362
   4/30/98             12,875            12,334              13,302
   5/31/98             13,131            12,580              13,512
   6/30/98             13,171            12,617              13,566
   7/31/98             13,196            12,641              13,600
   8/31/98             13,415            12,851              13,810
   9/30/98             13,621            13,049              13,982
  10/31/98             13,569            13,000              13,982
  11/30/98             13,621            13,049              14,031
  12/31/98             13,621            13,049              14,066
   1/31/99             13,749            13,172              14,233
   2/28/99             13,694            13,119              14,171
   3/31/99             13,705            13,129              14,191
   4/30/99             13,742            13,165              14,226
   5/31/99             13,633            13,061              14,144
   6/30/99             13,377            12,815              13,940
   7/31/99             13,361            12,800              13,991
   8/31/99             13,127            12,576              13,879
   9/30/99             13,028            12,480              13,885
  10/31/99             12,738            12,203              13,734
  11/30/99             12,843            12,303              13,880
  12/31/99             12,696            12,163              13,777
   1/31/00             12,595            12,066              13,717
   2/29/00             12,839            12,300              13,876
   3/31/00             13,194            12,640              14,179
   4/30/00             13,092            12,542              14,095
   5/31/00             12,947            12,404              14,022
   6/30/00             13,363            12,802              14,394
   7/31/00             13,611            13,039              14,594
   8/31/00             13,846            13,265              14,819
   9/30/00             13,756            13,178              14,742
  10/31/00             13,879            13,296              14,903
  11/30/00             13,975            13,388              15,015
  12/31/00             14,386            13,782              15,386
   1/31/01             14,454            13,847              15,539
   2/28/01             14,565            13,953              15,588
   3/31/01             14,662            14,046              15,728
   4/30/01             14,454            13,847              15,557
   5/31/01             14,610            13,996              15,725
   6/30/01             14,737            14,118              15,830
   7/31/01             14,998            14,368              16,065
   8/31/01             15,244            14,604              16,329
   9/30/01             15,136            14,500              16,275
  10/31/01             15,295            14,653              16,468
  11/30/01             15,171            14,534              16,330
  12/31/01             15,002            14,372              16,175
   1/31/02             15,208            14,569              16,456
   2/28/02             15,430            14,782              16,654
   3/31/02             15,107            14,473              16,328
   4/30/02             15,361            14,716              16,647
   5/31/02             15,524            14,872              16,748
   6/30/02             15,688            15,029              16,925
   7/31/02             15,868            15,201              17,143
   8/31/02             16,079            15,404              17,349
   9/30/02             16,399            15,711              17,729
  10/31/02             15,976            15,305              17,435
  11/30/02             15,955            15,285              17,363
  12/31/02             16,358            15,671              17,729
   1/31/03             16,227            15,546              17,684
   2/28/03             16,443            15,752              17,931
   3/31/03             16,407            15,717              17,942
   4/30/03             16,608            15,910              18,061
   5/31/03             16,985            16,272              18,484
   6/30/03             16,901            16,191              18,405
   7/31/03             16,302            15,618              17,761
   8/31/03             16,426            15,736              17,893
   9/30/03             16,874            16,165              18,419
  10/31/03             16,836            16,129              18,327
  11/30/03             16,993            16,279              18,518
  12/31/03             17,117            16,398              18,671
   1/31/04             17,209            16,486              18,778
   2/29/04             17,515            16,779              19,061
   3/31/04             17,409            16,678              18,994
   4/30/04             17,006            16,291              18,544
   5/31/04             16,930            16,219              18,477




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 11

  Fund Spotlight as of 5/31/04                 Nuveen Kansas Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.20   $10.12   $10.21    10.24
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              1/09/92  2/19/97  2/11/97  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.02% -5.16%
                  -------------------------------------------
                  5-Year                         4.35%  3.46%
                  -------------------------------------------
                  10-Year                        5.53%  5.08%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.77% -5.56%
                  -------------------------------------------
                  5-Year                         3.56%  3.39%
                  -------------------------------------------
                  10-Year                        4.90%  4.90%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.53%
                  -------------------------------------------
                  5-Year                         3.78%
                  -------------------------------------------
                  10-Year                        5.04%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.89%
                  -------------------------------------------
                  5-Year                         4.53%
                  -------------------------------------------
                  10-Year                        5.73%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.41%  4.22%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.90%  3.74%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.78%  5.54%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.95%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.87%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.54%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.24%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.62%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.29%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.36%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.09%       -4.13%
                            ------------------------------------------
                            5-Year            4.81%        3.91%
                            ------------------------------------------
                            10-Year           5.69%        5.24%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.66%       -4.49%
                            ------------------------------------------
                            5-Year            4.03%        3.86%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.42%
                            ------------------------------------------
                            5-Year            4.23%
                            ------------------------------------------
                            10-Year           5.20%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.33%
                            ------------------------------------------
                            5-Year            5.01%
                            ------------------------------------------
                            10-Year           5.91%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   59%
AA                    14%
A                     10%
BBB                    9%
NR                     7%
BB or Lower            1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  27%
                  -------------------------------------------
                  Healthcare                              19%
                  -------------------------------------------
                  Tax Obligation/General                  15%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------
                  Water and Sewer                          7%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $127,604
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.80
                  -------------------------------------------
                  Average Duration                       7.24
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/04               Nuveen Kentucky Municipal Bond Fund

================================================================================

    Quick Facts
                                         A Shares B Shares C Shares R Shares
    ------------------------------------------------------------------------
    NAV                                    $10.88   $10.88   $10.87   $10.87
    ------------------------------------------------------------------------
    Latest Monthly Dividend/1/            $0.0425  $0.0355  $0.0375  $0.0440
    ------------------------------------------------------------------------
    Latest Capital Gain
     and Ordinary Income Distribution/2/  $0.0396  $0.0396  $0.0396  $0.0396
    ------------------------------------------------------------------------
    Inception Date                        5/04/87  2/05/97 10/04/93  2/07/97
    ------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.90% -3.36%
                  -------------------------------------------
                  5-Year                         4.53%  3.64%
                  -------------------------------------------
                  10-Year                        5.64%  5.19%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         0.14% -3.70%
                  -------------------------------------------
                  5-Year                         3.75%  3.58%
                  -------------------------------------------
                  10-Year                        5.07%  5.07%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.35%
                  -------------------------------------------
                  5-Year                         3.96%
                  -------------------------------------------
                  10-Year                        5.06%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.15%
                  -------------------------------------------
                  5-Year                         4.73%
                  -------------------------------------------
                  10-Year                        5.78%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.68%  4.48%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.56%  3.41%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.27%  5.05%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.91%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.98%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.41%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.13%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.70%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.85%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.92%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.81%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.34%       -2.87%
                            ------------------------------------------
                            5-Year            4.92%        4.03%
                            ------------------------------------------
                            10-Year           5.74%        5.29%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.58%       -3.28%
                            ------------------------------------------
                            5-Year            4.12%        3.95%
                            ------------------------------------------
                            10-Year           5.18%        5.18%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.79%
                            ------------------------------------------
                            5-Year            4.35%
                            ------------------------------------------
                            10-Year           5.16%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.60%
                            ------------------------------------------
                            5-Year            5.13%
                            ------------------------------------------
                            10-Year           5.88%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   62%
AA                    11%
A                     10%
BBB                   14%
NR                     2%
BB or Lower            1%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  26%
                  -------------------------------------------
                  U.S. Guaranteed                         16%
                  -------------------------------------------
                  Healthcare                              12%
                  -------------------------------------------
                  Water and Sewer                          9%
                  -------------------------------------------
                  Utilities                                9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $477,572
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.47
                  -------------------------------------------
                  Average Duration                       6.59
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/04               Nuveen Michigan Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.45   $11.47   $11.43   $11.45
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0435  $0.0360  $0.0380  $0.0455
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.1259  $0.1259  $0.1259  $0.1259
      --------------------------------------------------------------------
      Inception Date                    6/27/85  2/03/97  6/22/93  2/03/97
      --------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.27% -4.43%
                  -------------------------------------------
                  5-Year                         4.72%  3.83%
                  -------------------------------------------
                  10-Year                        5.64%  5.19%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.03% -4.79%
                  -------------------------------------------
                  5-Year                         3.93%  3.76%
                  -------------------------------------------
                  10-Year                        5.08%  5.08%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.83%
                  -------------------------------------------
                  5-Year                         4.12%
                  -------------------------------------------
                  10-Year                        5.06%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.07%
                  -------------------------------------------
                  5-Year                         4.92%
                  -------------------------------------------
                  10-Year                        5.79%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.55%  4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.75%  3.59%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.43%  5.20%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.59%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.38%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.90%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.12%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.97%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.80%       -3.46%
                            ------------------------------------------
                            5-Year            5.07%        4.17%
                            ------------------------------------------
                            10-Year           5.72%        5.27%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.12%       -3.69%
                            ------------------------------------------
                            5-Year            4.29%        4.12%
                            ------------------------------------------
                            10-Year           5.14%        5.14%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.24%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.01%
                            ------------------------------------------
                            5-Year            5.29%
                            ------------------------------------------
                            10-Year           5.88%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   71%
AA                    12%
A                      5%
BBB                    7%
NR                     2%
BB or Lower            3%

                  Top Five Sectors/5/
                  Tax Obligation/General                  27%
                  -------------------------------------------
                  U.S. Guaranteed                         19%
                  -------------------------------------------
                  Tax Obligation/Limited                  15%
                  -------------------------------------------
                  Healthcare                              13%
                  -------------------------------------------
                  Water and Sewer                          8%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $250,597
                  -------------------------------------------
                  Average Effective Maturity (Years)    15.85
                  -------------------------------------------
                  Average Duration                       6.48
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/04               Nuveen Missouri Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.78   $10.79   $10.77   $10.79
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              8/03/87  2/06/97  2/02/94  2/19/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.28% -4.51%
                  -------------------------------------------
                  5-Year                         4.45%  3.55%
                  -------------------------------------------
                  10-Year                        5.53%  5.08%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.95% -4.77%
                  -------------------------------------------
                  5-Year                         3.69%  3.52%
                  -------------------------------------------
                  10-Year                        4.96%  4.96%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.84%
                  -------------------------------------------
                  5-Year                         3.87%
                  -------------------------------------------
                  10-Year                        4.94%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.10%
                  -------------------------------------------
                  5-Year                         4.65%
                  -------------------------------------------
                  10-Year                        5.68%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.45%  4.26%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.10%  3.93%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.08%  5.82%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.26%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.89%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.75%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.56%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.67%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.79%       -3.44%
                            ------------------------------------------
                            5-Year            4.84%        3.94%
                            ------------------------------------------
                            10-Year           5.64%        5.18%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.07%       -3.92%
                            ------------------------------------------
                            5-Year            4.06%        3.89%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.15%
                            ------------------------------------------
                            5-Year            4.26%
                            ------------------------------------------
                            10-Year           5.06%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.98%
                            ------------------------------------------
                            5-Year            5.04%
                            ------------------------------------------
                            10-Year           5.79%
                            ------------------------------------------

Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed   56%
AA                    13%
A                      7%
BBB                    6%
NR                    17%
BB or Lower            1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  17%
                  -------------------------------------------
                  Education and Civic Organizations       11%
                  -------------------------------------------
                  Long-Term Care                          11%
                  -------------------------------------------
                  Housing/Multifamily                     10%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $253,372
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.48
                  -------------------------------------------
                  Average Duration                       7.38
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/04                   Nuveen Ohio Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $11.17   $11.16   $11.15   $11.16
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0430  $0.0360  $0.0380  $0.0450
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0002  $0.0002  $0.0002  $0.0002
   --------------------------------------------------------------------------
   Inception Date                          6/27/85  2/03/97  8/03/93  2/03/97
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.62% -4.82%
                  -------------------------------------------
                  5-Year                         4.34%  3.45%
                  -------------------------------------------
                  10-Year                        5.32%  4.87%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.34% -5.13%
                  -------------------------------------------
                  5-Year                         3.58%  3.41%
                  -------------------------------------------
                  10-Year                        4.75%  4.75%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.14%
                  -------------------------------------------
                  5-Year                         3.77%
                  -------------------------------------------
                  10-Year                        4.76%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.41%
                  -------------------------------------------
                  5-Year                         4.55%
                  -------------------------------------------
                  10-Year                        5.47%
                  -------------------------------------------

                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.61%  4.42%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.07%  3.90%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.08%  5.82%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.87%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.51%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.24%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.08%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.54%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.83%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.46%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.66%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.50%       -3.71%
                            ------------------------------------------
                            5-Year            4.70%        3.80%
                            ------------------------------------------
                            10-Year           5.41%        4.96%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.33%       -4.16%
                            ------------------------------------------
                            5-Year            3.92%        3.75%
                            ------------------------------------------
                            10-Year           4.84%        4.84%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.03%
                            ------------------------------------------
                            5-Year            4.15%
                            ------------------------------------------
                            10-Year           4.84%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.71%
                            ------------------------------------------
                            5-Year            4.93%
                            ------------------------------------------
                            10-Year           5.57%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   63%
AA                    18%
A                      7%
BBB                    6%
NR                     3%
BB or Lower            3%

                  Top Five Sectors/5/
                  Tax Obligation/General                  26%
                  -------------------------------------------
                  Healthcare                              18%
                  -------------------------------------------
                  Tax Obligation/Limited                   9%
                  -------------------------------------------
                  U.S. Guaranteed                          9%
                  -------------------------------------------
                  Utilities                                8%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $558,127
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.58
                  -------------------------------------------
                  Average Duration                       6.62
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 16

  Fund Spotlight as of 5/31/04              Nuveen Wisconsin Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.16   $10.18   $10.18   $10.20
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0345  $0.0285  $0.0300  $0.0365
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0003  $0.0003  $0.0003  $0.0003
   --------------------------------------------------------------------------
   Inception Date                          6/01/94  2/25/97  2/25/97  2/25/97
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.33% -4.55%
                  -------------------------------------------
                  5-Year                         4.43%  3.53%
                  -------------------------------------------
                  Since Inception                5.40%  4.95%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.01% -4.84%
                  -------------------------------------------
                  5-Year                         3.65%  3.47%
                  -------------------------------------------
                  Since Inception                4.86%  4.86%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.84%
                  -------------------------------------------
                  5-Year                         3.86%
                  -------------------------------------------
                  Since Inception                4.91%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.10%
                  -------------------------------------------
                  5-Year                         4.65%
                  -------------------------------------------
                  Since Inception                5.59%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.07%  3.90%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.59%  3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.36%  5.13%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.35%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.01%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.49%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.21%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.79%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.29%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.91%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.61%       -3.59%
                            ------------------------------------------
                            5-Year            4.91%        4.01%
                            ------------------------------------------
                            10-Year           5.47%        5.02%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.18%       -4.03%
                            ------------------------------------------
                            5-Year            4.13%        3.96%
                            ------------------------------------------
                            10-Year           4.93%        4.93%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.00%
                            ------------------------------------------
                            5-Year            4.34%
                            ------------------------------------------
                            10-Year           4.98%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.75%
                            ------------------------------------------
                            5-Year            5.14%
                            ------------------------------------------
                            10-Year           5.66%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed   56%
AA                    12%
A                     12%
BBB                    5%
NR                    14%
BB or Lower            1%

                   Top Five Sectors/5/
                   Tax Obligation/Limited                 60%
                   ------------------------------------------
                   U.S. Guaranteed                        18%
                   ------------------------------------------
                   Housing/Multifamily                    10%
                   ------------------------------------------
                   Education and Civic Organizations       5%
                   ------------------------------------------
                   Long-Term Care                          2%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $48,411
                   ------------------------------------------
                   Average Effective Maturity (Years)   15.58
                   ------------------------------------------
                   Average Duration                      6.57
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 17

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.2%

    $    220 Wichita Airport Authority, Kansas, Airport Facilities         9/04 at 100.00        AA $  220,975
              Revenue Bonds, Wichita Airport Hotel Associates, L.P.
              Project, Series 1992, 7.000%, 3/01/05 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.2%

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB  1,516,635
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/19

         955 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA  1,028,564
              Series 2001A, 5.500%, 7/01/16 - AMBAC Insured

         270 Washburn University of Topeka, Kansas, Revenue Bonds,         7/09 at 100.00       AAA    290,798
              Series 2001B, 5.500%, 7/01/16 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 19.4%

             Coffeyville Public Building Commission, Kansas, Healthcare
             Facilities Revenue Bonds, Coffeyville Regional Medical
             Center, Series 2002:
       1,005  5.000%, 8/01/18 - AMBAC Insured                              8/12 at 100.00       AAA  1,028,286
       1,050  5.000%, 8/01/19 - AMBAC Insured                              8/12 at 100.00       AAA  1,069,320
       1,000  5.000%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA  1,012,310

       4,250 Colby, Kansas, Health Facilities Revenue Refunding Bonds,     8/08 at 100.00       N/R  3,823,343
              Citizens Medical Center, Inc., Series 1998, 5.625%, 8/15/16

       1,285 Kansas Development Finance Authority, Hospital Revenue       12/12 at 100.00        AA  1,346,821
              Bonds, Susan B. Allen Memorial Hospital, Series 2002Q,
              5.375%, 12/15/16 - RAAI Insured

       4,580 Kansas Development Finance Authority, Health Facilities       6/10 at 101.00        AA  5,137,523
              Revenue Bonds, Sisters of Charity of Leavenworth Health
              Services Corporation, Series 2000K, 6.500%, 12/01/16

       1,110 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/09 at 100.00        AA  1,145,797
              Hospital, Series 1999, 5.750%, 7/01/24 - RAAI Insured

             Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health
             Center, Series 2001:
       1,025  5.000%, 8/15/14 - FSA Insured                                8/11 at 100.00       AAA  1,072,201
       1,075  5.000%, 8/15/15 - FSA Insured                                8/11 at 100.00       AAA  1,114,764

             Newton, Kansas, Hospital Revenue Refunding Bonds, Newton
             Healthcare Corporation, Series 1998A:
       1,000  5.700%, 11/15/18                                            11/08 at 100.00      BBB-  1,012,330
       1,750  5.750%, 11/15/24                                            11/08 at 100.00      BBB-  1,746,815

         100 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA    104,053
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

       4,780 Wichita, Kansas, Hospital Facilities Revenue Refunding and   11/09 at 101.00        A+  5,086,016
              Improvement Bonds, Via Christi Health System, Inc., Series
              1999-XI, 6.250%, 11/15/24
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

       1,715 Kansas Development Finance Authority, Multifamily Housing    12/10 at 100.00       AAA  1,770,823
              Senior Revenue Bonds, Chimney Hills Apartments Project,
              Series 2000U-1, 5.900%, 12/01/20 (Alternative Minimum Tax)
              - AMBAC Insured

       1,000 Olathe, Kansas, FNMA Multifamily Housing Revenue Refunding    6/04 at 102.00       AAA  1,022,440
              Bonds, Deerfield Apartments, Series 1994A, 6.450%, 6/01/19
              (Pre-refunded to 6/01/04)

             Wichita, Kansas, Multifamily Housing Revenue Refunding
             Bonds, Shores Apartments, Series 1994XI-A:
       1,500  6.700%, 4/01/19 - RAAI Insured                               4/09 at 102.00        AA  1,567,890
       2,000  6.800%, 4/01/24 - RAAI Insured                               4/09 at 102.00        AA  2,082,240
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

          30 Olathe-Labette County, Kansas, GNMA Collateralized Single     2/05 at 105.00       Aaa     31,222
              Family Mortgage Revenue Refunding Bonds, Series 1994C-I,
              7.800%, 2/01/25

         525 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed     No Opt. Call       Aaa    545,900
              Securities Program Single Family Revenue Bonds, Series
              1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

       1,930 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed   6/08 at 105.00       Aaa  2,055,778
              Securities Program Single Family Revenue Bonds, Series
              1998A-1, 6.500%, 12/01/22 (Alternative Minimum Tax)

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $    765 Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed  12/09 at 105.00       Aaa $  812,660
              Securities Program Single Family Revenue Bonds, Series
              2000A-2, 7.600%, 12/01/31 (Alternative Minimum Tax)

         350 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/10 at 105.00       Aaa    371,494
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum
              Tax)

         125 Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized   11/04 at 105.00       Aaa    129,936
              Single Family Mortgage Revenue Refunding Bonds, Series
              1994A-III, 8.125%, 5/01/24 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%

       1,000 Wichita Airport Authority, Kansas, Special Facilities         6/12 at 101.00        A-  1,042,370
              Revenue Bonds, Cessna Citation Service Center,
              Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)

       1,000 Wichita, Kansas, Industrial Revenue Bonds, NMF America,       8/07 at 101.00       AA-  1,039,120
              Inc., Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.4%

         500 Sedgwick County, Kansas, Healthcare Facilities Revenue       11/09 at 100.00         A    510,420
              Bonds, Catholic Care Center, Inc., Series 2001, 5.750%,
              11/15/23
--------------------------------------------------------------------------------------------------------------
             Materials - 3.7%

       1,000 Dodge City, Kansas, Pollution Control Revenue Refunding      11/04 at 100.00        A2  1,019,740
              Bonds, Excel Corporation Project/Cargill, Inc., Project,
              Series 1992, 6.625%, 5/01/05

       3,700 Ford County, Kansas, Sewage and Solid Waste Disposal          6/08 at 102.00        A+  3,720,128
              Revenue Bonds, Excel Corporation/Cargill, Inc. Project,
              Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.2%

       2,500 Butler and Sedgwick Counties Unified School District 385,       No Opt. Call       AAA  2,902,750
              Andover, Kansas, General Obligation Refunding and
              Improvement Bonds, Series 2000, 6.000%, 9/01/16 - FSA
              Insured

       1,675 Cowley County Unified School District 465, Winfield,         10/13 at 100.00       AAA  1,733,005
              Kansas, General Obligation Bonds,
              Series 2003, 5.250%, 10/01/23 - MBIA Insured

         750 Derby, Kansas, General Obligation Bonds, Series 2001A,       12/11 at 100.00       Aaa    785,212
              5.250%, 12/01/21 - AMBAC Insured

         560 Derby, Kansas, General Obligation Bonds, Series 2002B,       12/10 at 100.00       Aaa    582,366
              5.000%, 12/01/18 - FSA Insured

         650 Harvey County Unified School District 460, Hesston, Kansas,   9/12 at 100.00       AAA    659,835
              General Obligation Bonds, Series 2002, 5.000%, 9/01/22 -
              FGIC Insured

       1,100 Montgomery County Unified School District 445, Coffeyville,   4/12 at 100.00       AAA  1,115,961
              Kansas, General Obligation Bonds, Series 2002, 5.000%,
              4/01/22 - FGIC Insured

         500 Puerto Rico, Public Improvement General Obligation Bonds,     7/11 at 100.00        A-    505,640
              Series 2002A, 5.375%, 7/01/28

       1,000 Puerto Rico, Public Improvement General Obligation              No Opt. Call       AAA  1,114,200
              Refunding Bonds, Series 2002A, 5.500%,7/01/20 - MBIA
              Insured

       1,070 Scott County Unified School District 466, Kansas, General     9/12 at 100.00       AAA  1,135,527
              Obligation Refunding Bonds, Series 2002, 5.250%, 9/01/18 -
              FGIC Insured

       1,250 Sedgwick County Unified School District 259, Wichita,         9/10 at 100.00        AA  1,133,700
              Kansas, General Obligation Bonds, Series 2000, 3.500%,
              9/01/16

       1,795 Wichita, Kansas, General Obligation Bonds, Series 2002,       4/09 at 101.00        AA  1,855,940
              5.000%, 4/01/17

       3,050 Wyandotte County Unified School District 500, Kansas,         9/11 at 100.00       AAA  2,791,116
              General Obligation Bonds, Series 2001, 4.000%, 9/01/20 -
              FSA Insured

       3,000 Wyandotte County Unified School District 500, Kansas,         9/12 at 100.00       AAA  3,074,220
              General Obligation Bonds, Series 2002, 5.000%, 9/01/20 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 26.4%

       3,000 Butler County Public Building Commission, Kansas,            10/10 at 100.00       Aaa  3,218,430
              Improvement Revenue Bonds, Public Facilities Projects,
              Series 2000, 5.550%, 10/01/21 - MBIA Insured

         500 Kansas Development Finance Authority, Lease Revenue Bonds,   10/12 at 100.00       AAA    508,670
              Department of Administration, State Capitol Restoration
              Parking Facility Project, Series 2002C, 5.000%, 10/01/21 -
              FSA Insured

----
19

Portfolio of Investments
NUVEEN KANSAS MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Kansas Development Finance Authority, Revenue Bonds, State   10/11 at 100.00       AAA $1,042,780
              Projects, Series 2001W, 5.000%,10/01/17 - MBIA Insured

       2,085 Kansas Development Finance Authority, Revenue Bonds, State   10/12 at 100.00       AAA  2,213,186
              Projects, Series 2002N, 5.250%,10/01/18 - AMBAC Insured

       5,000 Kansas Development Finance Authority, Revenue Bonds, Board    4/13 at 102.00       AAA  5,035,050
              of Regents, Scientific Research and Development Facilities
              Projects, Series 2003C, 5.000%, 10/01/23 - AMBAC Insured

       2,355 Kansas Development Finance Authority, Revenue Bonds, State    8/13 at 100.00       AAA  2,454,923
              Projects, Series 2003J, 5.250%,8/01/20 - AMBAC Insured

       5,000 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00       N/R  4,990,700
              Revenue Bonds, Overland Park Convention Center, Series
              2001A, 7.375%, 1/01/32

             Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Bonds, Series 2002E:
       1,000  6.000%, 8/01/26                                                No Opt. Call      BBB+  1,112,220
       4,500  6.000%, 8/01/26                                                No Opt. Call       AAA  5,187,870
       2,500  5.500%, 8/01/29                                              2/12 at 100.00      BBB+  2,547,550

       1,000 Virgin Islands Public Finance Authority, Revenue Refunding   10/08 at 101.00      BBB-  1,003,090
              Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
              5.625%, 10/01/25

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,215,760
              Taxes Loan Notes, Series 1999A, 6.375%,10/01/19

       8,025 Wyandotte County-Kansas City Unified Government, Kansas,        No Opt. Call       AAA  2,210,246
              Sales Tax Special Obligation Revenue Bonds, Kansas
              International Speedway Corporation, Series 1999, 0.000%,
              12/01/27 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.8%

       1,500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,010,445
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.9%

      12,175 Johnson County, Kansas, Residual Revenue and Refunding          No Opt. Call       Aaa  8,719,492
              Bonds, Series 1992, 0.000%, 5/01/12

         400 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial   7/04 at 100.00   Baa1***    401,668
              Hospital, Series 1994, 6.200%, 7/01/19 (Pre-refunded to
              7/01/04)

       2,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***  2,359,000
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)

       1,010 Wichita, Kansas, Revenue Bonds, CSJ Health System of         11/04 at 100.00     A+***  1,198,234
              Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15
--------------------------------------------------------------------------------------------------------------
             Utilities - 4.5%

       1,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3  1,027,410
              Bonds, Kansas City Power and Light Company Project, Series
              1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       1,010 Kansas City, Kansas, Utility System Revenue Refunding and     9/04 at 102.00       AAA  1,041,340
              Improvement Bonds, Series 1994, 6.375%, 9/01/23 - FGIC
              Insured

         500 Pratt, Kansas, Electric System Revenue Bonds, Series          5/10 at 100.00       AAA    527,350
              2001-1, 5.250%, 5/01/18 - AMBAC Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA  1,014,690
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

             Wellington, Kansas, Electric, Water and Sewer Utility
             System Revenue Bonds, Series 2002:
         335  5.250%, 11/01/25 - AMBAC Insured                            11/12 at 100.00       AAA    343,814
         785  5.250%, 11/01/27 - AMBAC Insured                            11/12 at 100.00       AAA    802,223

       1,000 Wynadotte County-Kansas City Unified Government, Kansas,      5/11 at 100.00       AAA  1,016,040
              Industrial Revenue Bonds, Board of Public Utilities Office
              Building Complex, Series 2001, 5.000%, 5/01/21 - MBIA
              Insured

----
20

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.0%

    $  2,000 Augusta, Kansas, Waterworks System Revenue Bonds, Series     10/08 at 101.50        AA $  2,202,780
              2000A, 6.150%, 10/01/20 - RAAI Insured

       1,040 Chisholm Creek Utility Authority, Kansas, Water and           9/12 at 100.00       Aaa    1,073,311
              Wastewater Facilities Revenue Bonds, Series 2002, 5.250%,
              9/01/22 - MBIA Insured

       5,500 Wichita, Kansas, Water and Sewer Utility Revenue Bonds,      10/13 at 100.00       AAA    5,592,014
              Series 2003, 5.000%, 10/01/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $132,215 Total Long-Term Investments (cost $123,171,995) - 99.5%                                 126,938,470
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                        665,995
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $127,604,465
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.9%

    $  5,125 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $ 4,385,770
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.2%

       9,295 Columbia, Kentucky, Educational Development Revenue Bonds,    4/11 at 101.00      BBB-   9,506,089
              Lindsey Wilson College Project, Series 2001, 6.250%,
              4/01/21

       5,930 Jefferson County, Kentucky, College Revenue Bonds,            5/09 at 101.00      Baa2   5,447,832
              Bellarmine College Project, Series 1999, 5.250%, 5/01/29

       4,500 Kentucky Economic Development Finance Authority, College     10/12 at 100.00       AAA   4,447,665
              Revenue Refunding and Improvement Bonds, Centre College
              Project, Series 2002, 5.000%, 4/01/32 - FSA Insured

       2,500 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB   2,443,025
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/29

       3,000 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB   2,925,450
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart Project, Series 2001, 5.250%, 9/01/31
---------------------------------------------------------------------------------------------------------------
             Energy - 3.0%

       5,000 Ashland, Kentucky, Pollution Control Revenue Refunding        8/04 at 100.00      Baa2   5,128,000
              Bonds, Ashland Oil, Inc. Project, Series 1992, 6.650%,
              8/01/09

       9,000 Ashland, Kentucky, Sewerage and Solid Waste Revenue Bonds,    2/05 at 102.00      Baa2   9,332,640
              Ashland, Inc. Project, Series 1995, 7.125%, 2/01/22
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Healthcare - 11.4%

       1,310 Christian County, Kentucky, Hospital Revenue Bonds, Jennie    7/06 at 102.00        A-   1,349,811
              Stuart Medical Center, Series 1996A, 6.000%, 7/01/17

       3,500 Christian County, Kentucky, Hospital Revenue Refunding        7/06 at 102.00        A-   3,656,555
              Bonds, Jennie Stuart Medical Center, Series 1997A, 6.000%,
              7/01/13

       5,270 Clark County, Kentucky, Hospital Revenue Refunding and        3/07 at 102.00      BBB-   5,441,644
              Improvement Bonds, Clark Regional Medical Center Project,
              Series 1997, 6.200%, 4/01/13

       9,500 Kentucky Economic Development Finance Authority, Hospital     2/07 at 102.00       AAA   9,901,185
              Revenue Refunding Bonds, Pikeville, United Methodist
              Hospital of Kentucky, Inc. Project, Series 1997, 5.700%,
              2/01/28 - CONNIE LEE/AMBAC Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare, Inc. Project, Series 1997:
         500  5.500%, 10/01/07                                               No Opt. Call       BB-     502,260
         500  5.600%, 10/01/08                                             4/08 at 102.00       BB-     502,190
       3,500  5.850%, 10/01/17                                             4/08 at 102.00       BB-   3,293,675
       1,500  5.875%, 10/01/22                                             4/08 at 102.00       BB-   1,353,180

       6,000 Kentucky Economic Development Finance Authority, Revenue      6/08 at 101.00        AA   5,771,340
              Refunding and Improvement Bonds, Catholic Health
              Initiatives, Series 1998A, 5.000%, 12/01/27

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Catholic Health Initiatives, Series 2001:
       1,000  5.250%, 9/01/21                                              9/11 at 100.00        AA   1,011,640
       1,000  5.250%, 9/01/24                                              9/11 at 100.00        AA   1,005,010

      10,340 Kentucky Economic Development Finance Authority, Health         No Opt. Call       AAA   2,600,303
              System Revenue Bonds, Norton Healthcare, Inc., Series
              2000B, 0.000%, 10/01/28 - MBIA Insured

       1,665 McCracken County, Kentucky, Hospital Facilities Revenue      11/04 at 102.00       AAA   1,726,006
              Refunding Bonds, Mercy Health System, Series 1994A,
              6.300%, 11/01/06 - MBIA Insured

      16,500 Russell, Kentucky, Revenue Bonds, Bon Secours Health         11/12 at 100.00        A-  16,432,020
              System, Series 2002A, 5.625%, 11/15/30

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.1%

    $  2,455 Greater Kentucky Housing Assistance Corporation,              7/04 at 100.00       AAA $2,456,817
              FHA-Insured Section 8 Mortgage Revenue Refunding Bonds,
              Brown Proctor and California Square II Apartment Projects,
              Series 1993A, 6.250%, 7/01/24 - MBIA Insured

       3,385 Henderson, Kentucky, Senior Tax-Exempt Residential            5/09 at 102.00       N/R  2,983,742
              Facilities Revenue Bonds, Pleasant Pointe Project, Series
              1999A, 6.125%, 5/01/29
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

       2,000 Kentucky Housing Corporation, Housing Revenue Bonds, Series  11/10 at 100.00       AAA  2,080,320
              2000F, 5.850%, 7/01/20 (Alternative Minimum Tax)

         850 Kentucky Housing Corporation, Housing Revenue Bonds, Series   1/09 at 101.00       AAA    858,993
              1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)

       9,480 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA  9,554,702
              1999A, 5.200%, 1/01/31

       2,390 Kentucky Housing Corporation, Housing Revenue Bonds, Series   4/09 at 101.00       AAA  2,392,533
              1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.5%

       4,840 Florence, Kentucky, Housing Facilities Revenue Bonds,         8/09 at 101.00         A  5,053,396
              Bluegrass RHF Housing, Inc. Project, Series 1999, 6.375%,
              8/15/29 - ACA Insured

         555 Jefferson County, Kentucky, First Mortgage Revenue Bonds,    11/04 at 102.00       BBB    568,958
              First Christian Church Homes of Kentucky Project, Series
              1994, 6.000%, 11/15/09

             Kentucky Economic Development Finance Authority, Revenue
             Bonds, Christian Church Homes of Kentucky, Inc. Obligated
             Group, Series 1998:
       1,800  5.375%, 11/15/23                                             5/08 at 102.00       BBB  1,720,494
       3,500  5.500%, 11/15/30                                             5/08 at 102.00       BBB  3,302,390

             Kentucky Economic Development Finance Authority, Mortgage
             Revenue Bonds, South Central Nursing Homes, Inc., Series
             1997A:
       2,000  6.000%, 7/01/27 (Mandatory put 7/01/20) - MBIA Insured       1/08 at 105.00       AAA  2,162,280
       3,700  6.000%, 7/01/27 (Mandatory put 1/01/24) - MBIA Insured       1/08 at 105.00       AAA  4,000,218
--------------------------------------------------------------------------------------------------------------
             Materials - 3.5%

       2,370 Hancock County, Kentucky, Solid Waste Disposal Revenue        5/06 at 102.00       BBB  2,419,343
              Bonds, Willamette Industries, Inc. Project, Series 1996,
              6.600%, 5/01/26 (Alternative Minimum Tax)

       1,000 Jefferson County, Kentucky, Pollution Control Revenue         7/04 at 102.50       AA-  1,033,410
              Bonds, E.I. du Pont de Nemours and Company Project, Series
              1982A, 6.300%, 7/01/12

       3,750 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   6/04 at 102.00      Baa2  3,834,713
              Weyerhaeuser Company - TJ International Project, Series
              1994, 7.000%, 6/01/24 (Alternative Minimum Tax)

       4,240 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   5/06 at 102.00       N/R  4,402,519
              Weyerhaeuser Company - TJ International Project, Series
              1996, 6.800%, 5/01/26 (Alternative Minimum Tax)

       2,000 Perry County, Kentucky, Solid Waste Disposal Revenue Bonds,   4/07 at 102.00      Baa2  2,059,120
              Weyerhaeuser Company - TJ International Project, Series
              1997, 6.550%, 4/15/27 (Alternative Minimum Tax)

       2,820 Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue    4/06 at 102.00       BBB  2,859,367
              Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.7%

       2,500 Jefferson County, Kentucky, General Obligation Refunding      5/09 at 100.00        AA  2,669,950
              Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum
              Tax)

       1,175 Louisville, Kentucky, General Obligation Bonds, Series       11/11 at 101.00        AA  1,202,002
              2001A, 5.000%, 11/01/21

       3,000 Louisville, Kentucky, General Obligation Bonds, Series       10/12 at 100.00       AAA  3,029,340
              2002A, 5.000%, 10/01/23 - FGIC Insured

       4,400 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA  5,849,228
              2001, 10.883%, 7/01/19 - FSA Insured (IF)

----
23

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.6%

    $  1,875 Bell County Public Properties Corporation, Kentucky, First    3/11 at 102.00       AAA $ 2,028,244
              Mortgage Revenue Bonds, Judicial Center Project, Series
              2000, 5.850%, 9/01/28 - AMBAC Insured

       1,465 Boone County, Kentucky, Public Properties Corporation,        9/12 at 101.00       Aa3   1,505,141
              First Mortgage Bonds, AOC Judicial Facility, Series 2001,
              5.125%, 9/01/22

             Bowling Green, Kentucky, General Obligation and Special
             Revenue Bonds, Series 2002B:
       1,785  5.000%, 6/01/23                                              6/12 at 100.00       Aa2   1,803,171
       1,230  5.000%, 6/01/24                                              6/12 at 100.00       Aa2   1,237,651
       1,665  5.000%, 6/01/25                                              6/12 at 100.00       Aa2   1,668,796

             Butler County School District Finance Corporation,
             Kentucky, Revenue Bonds, School Buildings, Series 2004C:
       1,220  5.000%, 6/01/20 (WI, settling 6/08/04)                       6/14 at 100.00       Aa3   1,239,691
       1,255  5.000%, 6/01/22 (WI, settling 6/08/04)                       6/14 at 100.00       Aa3   1,264,337

             Fayette County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2000:
       1,665  5.500%, 6/01/18                                              6/10 at 101.00       AA-   1,791,756
       2,795  5.500%, 6/01/20                                              6/10 at 101.00       AA-   2,956,803

       3,155 Florence Public Properties Corporation, Kentucky, First       6/07 at 102.00       AAA   3,292,621
              Mortgage Revenue Bonds, Administrative Office Complex
              Project, Series 1997, 5.500%, 6/01/27 - MBIA Insured

       4,500 Kenton County Public Properties Corporation, Kentucky,        3/09 at 101.00       Aa3   4,390,425
              First Mortgage Revenue Bonds, Courthouse Facilities
              Project, Series 1998A, 5.000%, 3/01/29

             Kentucky Area Development Districts Financing Trust, Ewing,
             Lease Acquisition Program Revenue Bonds, Series 2000C:
         750  5.850%, 6/01/20                                              6/10 at 102.00        AA     794,333
       1,000  6.000%, 6/01/30                                              6/10 at 102.00        AA   1,075,130

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project No. 79, Series 2003:
       5,000  5.000%, 10/01/21 - MBIA Insured                             10/13 at 100.00       AAA   5,095,000
       6,500  5.000%, 10/01/22 - MBIA Insured                             10/13 at 100.00       AAA   6,589,180

       1,845 Kentucky State Property and Buildings Commission, Revenue    11/13 at 100.00       AAA   1,862,195
              Bonds, Project No. 81, Series 2003, 5.000%, 11/01/23 -
              AMBAC Insured

       4,000 Kentucky Turnpike Authority, Economic Development Road        7/11 at 100.00       AAA   4,173,960
              Revenue and Refunding Bonds, Revitalization Project,
              Series 2001B, 5.150%, 7/01/19 - FSA Insured

      11,000 Lexington-Fayette Urban County Government, Kentucky, First    7/08 at 102.00       AAA  11,029,370
              Mortgage Bonds, Public Facilities Corporation, Series
              1998, 5.125%, 10/01/31 - FSA Insured

       1,695 Louisville and Jefferson County Visitors and Convention       6/14 at 101.00       AAA   1,818,210
              Commission, Kentucky, Dedicated Tax Revenue Bonds, Series
              2004A, 5.000%, 12/01/15 - FSA Insured

         650 Magoffin County School District Finance Corporation,          6/10 at 101.00       Aa3     708,507
              Kentucky, School Building Revenue Bonds, Series 2000,
              5.750%, 6/01/20

       1,525 McCracken County Public Properties Corporation, Kentucky,     9/06 at 102.00       AAA   1,643,371
              Public Project Revenue Bonds, Court Facilities, Series
              1995, 5.900%, 9/01/26 - AMBAC Insured

       8,000 Mount Sterling, Kentucky, Lease Revenue Bonds, Kentucky       9/04 at 101.00       Aa3   8,089,680
              League of Cities Funding Trust, Series 1993A, 6.200%,
              3/01/18

       5,100 Oldham County School District Finance Corporation,            4/11 at 101.00       Aa3   5,294,208
              Kentucky, School Building Revenue Bonds, Series 2001A,
              5.125%, 4/01/21

             Oldham County School District Finance Corporation,
             Kentucky, School Building Revenue Bonds, Series 2004:
       1,230  5.000%, 5/01/18 - MBIA Insured                               5/14 at 100.00       Aaa   1,279,249
       1,635  5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00       Aaa   1,679,374
       1,715  5.000%, 5/01/21 - MBIA Insured                               5/14 at 100.00       Aaa   1,751,958

       1,360 Owen County School District Finance Corporation, Kentucky,    4/11 at 101.00       Aa3   1,386,697
              School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21

----
24

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Pendleton County, Kentucky, Leasing Trust Revenue Bonds,
             Kentucky Association of Counties, Series 1993A:
    $ 16,460  6.500%, 3/01/19                                              9/04 at 101.00         A $16,646,986
         500  6.400%, 3/01/19                                                No Opt. Call         A     583,800

       4,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA   4,505,800
              Revenue Bonds, Reset Option Long Certificates II-R-66,
              Series 1996Y, 9.870%, 1/01/13 (IF)

       2,545 Puerto Rico Highway and Transportation Authority,               No Opt. Call       AAA   2,877,402
              Transportation Revenue Bonds, Series 1998A, 5.500%,
              7/01/14 - AMBAC Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/12 at 100.00       AAA   1,000,610
              Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

       3,185 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA   3,543,631
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21 - FSA Insured

       3,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA   3,458,580
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

       1,360 Shelby County School District Finance Corporation,            5/14 at 100.00       Aaa   1,389,308
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 5/01/21 (WI, settling 6/10/04) - MBIA Insured

       2,185 Spencer County School District Finance Corporation,           7/14 at 100.00       Aaa   2,237,986
              Kentucky, Revenue Bonds, School Buildings, Series 2004,
              5.000%, 7/01/21 (WI, settling 6/15/04) - FSA Insured

       1,010 Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00       AAA   1,069,024
              Taxes Loan Notes, Series 2003, 5.250%, 10/01/21 - FSA
              Insured

       7,000 Warren County Justice Center Expansion Corporation,           9/07 at 102.00       AAA   7,180,040
              Kentucky, First Mortgage Revenue Bonds, AOC Judicial
              Facility, Series 1997A, 5.250%, 9/01/24 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 5.2%

             Guam International Airport Authority, Revenue Bonds, Series
             2003C:
       5,000  5.250%, 10/01/22 (Alternative Minimum Tax) - MBIA Insured   10/10 at 100.00       AAA   5,142,050
       2,195  5.000%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured   10/13 at 100.00       AAA   2,166,728

       1,250 Kenton County Airport Board, Kentucky, Airport Revenue        3/06 at 102.00       AAA   1,341,238
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 1996B, 5.750%, 3/01/13 - MBIA Insured

       5,090 Kenton County Airport Board, Kentucky, Airport Revenue        3/13 at 100.00       AAA   5,025,561
              Bonds, Cincinnati/Northern Kentucky International Airport,
              Series 2003B, 5.000%, 3/01/23 (Alternative Minimum Tax) -
              MBIA Insured

       5,000 Louisville and Jefferson County Regional Airport Authority,   7/05 at 102.00       AAA   5,130,550
              Kentucky, Airport System Revenue Bonds, Series 1995A,
              5.625%, 7/01/25 (Alternative Minimum Tax) - MBIA Insured

       1,000 Louisville and Jefferson County Regional Airport Authority,   7/13 at 100.00       AAA   1,016,940
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.250%, 7/01/22 (Alternative Minimum Tax) - FSA Insured

       6,000 Louisville and Jefferson County Regional Airport Authority,   3/09 at 101.00      Baa3   5,245,380
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.500%, 3/01/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 15.5%

       1,595 Bowling Green Municipal Project Corporation, Kentucky,       12/04 at 102.00     A2***   1,668,721
              Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14
              (Pre-refunded to 12/01/04)

       5,085 Campbellsville, Kentucky, Industrial Building Revenue         3/09 at 102.00     A+***   5,694,691
              Bonds, Campbellsville University Project, Series 1999,
              5.500%, 3/01/29 (Pre-refunded to 3/01/09)

       1,005 Casey County School District Finance Corporation, Kentucky,   3/05 at 102.00    Aa3***   1,057,501
              School Building Revenue Bonds, Series 1995, 5.750%,
              3/01/15 (Pre-refunded to 3/01/05)

       1,070 Fleming County School District Finance Corporation,           3/05 at 102.00     A+***   1,126,731
              Kentucky, School Building Revenue Bonds, Series 1995,
              5.875%, 3/01/15 (Pre-refunded to 3/01/05)

       1,260 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***   1,360,485
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1995A, 5.550%, 9/01/23 (Pre-refunded to
              3/01/06)

       3,550 Floyd County Public Properties Corporation, Kentucky, First   3/06 at 102.00    N/R***   3,872,766
              Mortgage Revenue Bonds, Floyd County Justice Center
              Project, Series 1996B, 6.200%, 9/01/26 (Pre-refunded to
              3/01/06)

       1,200 Floyd County School District Finance Corporation, Kentucky,   5/05 at 102.00    Aa3***   1,267,992
              School Building Revenue Bonds, Series 1995, 5.500%,
              5/01/15 (Pre-refunded to 5/01/05)

----
25

Portfolio of Investments
NUVEEN KENTUCKY MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Hardin County Building Commission, Kentucky, Revenue Bonds,
             Detention Facility Project, Series 1994:
    $    525  6.200%, 12/01/11 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA $  548,389
       1,775  6.250%, 12/01/14 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA  1,854,520

       2,000 Jefferson County Collegiate Housing Foundation, Kentucky,     9/09 at 102.00    N/R***  2,386,220
              Student Housing Revenue Bonds, University of Louisville
              Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded to
              9/01/09)

             Kentucky Infrastructure Authority, Infrastructure Revolving
             Loan Program Revenue Bonds, Series 1995J:
         440  6.300%, 6/01/10 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    469,792
         360  6.350%, 6/01/11 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    384,556
         600  6.375%, 6/01/14 (Pre-refunded to 6/01/05)                    6/05 at 102.00    Aa3***    641,076

         420 Kentucky Infrastructure Authority, Governmental Agencies      8/05 at 102.00     A-***    440,089
              Program Revenue Bonds, Series 1995G, 6.300%, 8/01/10
              (Pre-refunded to 8/01/05)

         400 Kentucky State Property and Buildings Commission, Agency      5/10 at 100.00       AAA    451,536
              Fund Revenue Bonds, Project No. 66A, Series 2000, 5.750%,
              5/01/20 (Pre-refunded to 5/01/10) - MBIA Insured

         500 Kentucky State Property and Buildings Commission, Revenue    11/09 at 100.00       AAA    556,080
              Bonds, Project No. 64, Series 1999, 5.500%, 5/01/18
              (Pre-refunded to 11/01/09) - MBIA Insured

             Kentucky State Property and Buildings Commission, Revenue
             Refunding Bonds, Project No. 72, Series 2001:
       4,375  5.375%, 10/01/18 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA  4,874,275
       5,860  5.375%, 10/01/19 (Pre-refunded to 10/01/11) - MBIA Insured  10/11 at 100.00       AAA  6,528,743

       5,780 Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA  6,347,654
              Refunding Bonds, Project No. 79, Series 2003, 5.125%,
              10/01/19 (Pre-refunded to 10/01/13) - MBIA Insured

       1,000 Lawrence County School District Finance Corporation,         11/04 at 102.00    Aa3***  1,042,810
              Kentucky, School Building Revenue Bonds, Series 1994,
              6.750%, 11/01/14 (Pre-refunded to 11/01/04)

             Lexington-Fayette Urban County Government, Kentucky,
             Revenue Bonds, University of Kentucky Alumni Association
             Project, Series 1994:
       3,195  6.750%, 11/01/17 (Pre-refunded to 11/01/04) - MBIA Insured  11/04 at 102.00       AAA  3,332,066
       4,320  6.750%, 11/01/24 (Pre-refunded to 11/01/04) - MBIA Insured  11/04 at 102.00       AAA  4,505,328

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1994A:
       2,720  6.750%, 5/15/19 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,842,318
       2,070  6.500%, 5/15/24 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,160,707
       2,500  6.750%, 5/15/25 (Pre-refunded to 11/15/04) - AMBAC Insured  11/04 at 102.00       AAA  2,612,425

       1,365 McCreary County School District Finance Corporation,          8/05 at 102.00    Aa3***  1,456,196
              Kentucky, School Building Revenue Bonds, Second Series
              1995, 5.600%, 8/01/16 (Pre-refunded to 8/01/05)

       1,410 Morgan County School District Finance Corporation,            9/04 at 102.00    Aa3***  1,455,360
              Kentucky, School Building Revenue Bonds, Series 1994,
              6.000%, 9/01/14 (Pre-refunded to 9/01/04)

       1,310 Puerto Rico Public Improvement, General Obligation Bonds,     7/06 at 101.50     A-***  1,417,499
              Series 1996, 5.400%, 7/01/25 (Pre-refunded to 7/01/06)

       2,000 Puerto Rico, Public Improvement General Obligation            7/07 at 100.00     A-***  2,168,460
              Refunding Bonds, Series 1997, 5.375%,
              7/01/25 (Pre-refunded to 7/01/07)

       2,600 Puerto Rico, Public Improvement General Obligation Bonds,     7/10 at 100.00       AAA  2,938,884
              Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
              MBIA Insured

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/04 at 102.00     A-***  3,072,930
              Series 1994T, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

       2,800 Russell, Kentucky, Health System Revenue Bonds, Franciscan    1/10 at 100.00   Baa2***  3,081,316
              Health Partnership Inc. - Our Lady of Bellefonte Hospital,
              Series 1997, 5.500%, 7/01/15 (Pre-refunded to 1/01/10)
--------------------------------------------------------------------------------------------------------------
             Utilities - 8.5%

       6,000 Boone County, Kentucky, Collateralized Pollution Control      7/04 at 102.00       AAA  6,197,400
              Revenue Refunding Bonds, Cincinnati Gas and Electric
              Company Project, Series 1994A, 5.500%, 1/01/24 - MBIA
              Insured

       1,750 Jefferson County, Kentucky, Pollution Control Revenue         4/05 at 102.00        A1  1,793,680
              Bonds, Louisville Gas and Electric Company Project, Series
              1995A, 5.900%, 4/15/23

----
26

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

             Owensboro, Kentucky, Electric Light and Power System
             Revenue Bonds, Series 1991B:
    $  7,100  0.000%, 1/01/11 - AMBAC Insured                                No Opt. Call       AAA $  5,443,996
       6,475  0.000%, 1/01/12 - AMBAC Insured                                No Opt. Call       AAA    4,705,253
       5,810  0.000%, 1/01/15 - AMBAC Insured                                No Opt. Call       AAA    3,537,419
       7,900  0.000%, 1/01/17 - AMBAC Insured                                No Opt. Call       AAA    4,278,561
      13,300  0.000%, 1/01/18 - AMBAC Insured                                No Opt. Call       AAA    6,788,320
       5,100  0.000%, 1/01/19 - AMBAC Insured                                No Opt. Call       AAA    2,449,326
       4,725  0.000%, 1/01/20 - AMBAC Insured                                No Opt. Call       AAA    2,131,920

       3,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    3,224,040
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.1%

       1,405 Christian County Water District, Kentucky, Waterworks        10/09 at 101.00       Aaa    1,549,518
              Revenue Bonds, Series 1999, 6.000%, 1/01/30 - AMBAC Insured

       1,750 Henderson, Kentucky, Water and Sewer Revenue Refunding       11/04 at 103.00       AAA    1,834,560
              Bonds, Series 1994A, 6.100%, 11/01/14 - FSA Insured

             Kentucky Infrastructure Authority, Governmental Agencies
             Program Revenue Bonds, Series 1995G:
         445  6.350%, 8/01/11                                              8/05 at 102.00        A-      474,561
         825  6.375%, 8/01/14                                              8/05 at 102.00        A-      880,044

       1,000 Kentucky Rural Water Finance Corporation, Multimodal Public   2/11 at 102.00       AA-    1,053,760
              Projects Revenue Bonds, Flexible Term Program, Series
              2001A, 5.375%, 2/01/20

             Louisville and Jefferson County Metropolitan Sewer
             District, Kentucky, Sewer and Drainage System Revenue
             Bonds, Series 1997B:
       6,000  5.350%, 5/15/22 - MBIA Insured                              11/07 at 101.00       AAA    6,262,440
       2,500  5.200%, 5/15/25 - MBIA Insured                              11/07 at 101.00       AAA    2,527,525

       3,200 Louisville and Jefferson County Metropolitan Sewer            5/08 at 101.00       AAA    3,170,080
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1998A, 5.000%, 5/15/30 - FGIC Insured

      16,000 Louisville and Jefferson County Metropolitan Sewer           11/11 at 101.00       AAA   16,668,640
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 2001A, 5.500%, 5/15/34 - MBIA Insured

             Northern Kentucky Water District, Revenue Refunding Bonds,
             Series 2002A:
       1,250  4.750%, 2/01/19 - FGIC Insured                               2/12 at 100.00       Aaa    1,258,313
       6,920  5.000%, 2/01/27 - FGIC Insured                               2/12 at 100.00       Aaa    6,903,667

       1,000 Northern Kentucky Water District, Revenue Bonds, Series       8/13 at 100.00       Aaa      919,930
              2003B, 4.000%, 2/01/18 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
    $485,585 Total Long-Term Investments (cost $454,363,772) - 98.3%                                 469,338,866
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.1%

       5,150 Puerto Rico Government Development Bank, Adjustable                                A-1    5,150,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $  5,150 Total Short-Term Investments (cost $5,150,000)                                            5,150,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $459,513,772) - 99.4%                                           474,488,866
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.6%                                                      3,083,190
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $477,572,056
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.8%

    $  2,000 Michigan Strategic Fund, Multi-Modal Interchangeable Rate     9/05 at 102.00      Baa1 $2,043,480
              Pollution Control Revenue Refunding Bonds, General Motors
              Corporation, Series 1995, 6.200%, 9/01/20
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.3%

         945 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB    808,693
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.7%

             Michigan Technological University, General Revenue Bonds,
             Series 2004A:
       1,230  5.000%, 10/01/24 - MBIA Insured                             10/13 at 100.00       AAA  1,237,675
       1,850  5.000%, 10/01/29 - MBIA Insured                             10/13 at 100.00       AAA  1,835,422

       6,150 Wayne State University, Michigan, General Revenue Bonds,     11/09 at 101.00       AAA  6,174,047
              Series 1999, 5.125%, 11/15/29 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.4%

             Flint Hospital Building Authority, Michigan, Revenue Rental
             Bonds, Hurley Medical Center, Series 1998B:
       1,000  5.375%, 7/01/18                                              7/08 at 101.00      Baa3    942,870
       1,000  5.375%, 7/01/28                                              7/08 at 101.00      Baa3    888,200

       3,750 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/11 at 101.00        AA  3,799,988
              Spectrum Health, Series 2001A, 5.500%, 1/15/31

       3,530 Lake View Community Hospital Authority, Michigan, Hospital    2/07 at 101.00       N/R  3,315,235
              Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13

       4,855 Michigan State Hospital Finance Authority, Revenue            8/04 at 101.00       Ba3  4,054,750
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue   3/13 at 100.00        A1  3,126,000
              Refunding Bonds, Henry Ford Health System, Series 2003A,
              5.625%, 3/01/17

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue   1/05 at 102.00        A+  1,027,060
              Refunding Bonds, Otsego Memorial Hospital, Series 1995,
              6.125%, 1/01/15

         710 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB    741,247
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/06 at 102.00      BBB-  1,001,140
              Bonds, Michigan Community Hospital, Series 1996, 6.250%,
              10/01/27

       1,475 Michigan State Hospital Finance Authority, Hospital Revenue   5/08 at 101.00       BBB  1,416,944
              Refunding Bonds, Chelsea Community Hospital, Series 1998,
              5.375%, 5/15/19

       1,000 Michigan State Hospital Finance Authority, Revenue            3/12 at 101.00        A+  1,012,310
              Refunding Bonds, Crittenton Hospital, Series 2002A,
              5.625%, 3/01/27

       2,200 Michigan State Hospital Finance Authority, Hospital Revenue  11/09 at 101.00        A1  2,287,120
              Bonds, Henry Ford Health System, Series 1999A, 6.000%,
              11/15/24

       1,600 Pontiac Hospital Finance Authority, Michigan, Hospital        8/04 at 101.00       Ba1  1,391,376
              Revenue Refunding Bonds, NOMC Obligated Group, Series
              1993, 6.000%, 8/01/23

       3,000 Royal Oak Hospital Finance Authority, Michigan, Hospital      1/06 at 102.00       AAA  3,066,030
              Revenue Refunding Bonds, William Beaumont Hospital, Series
              1996, 5.250%, 1/01/20 - MBIA Insured

             Royal Oak Hospital Finance Authority, Michigan, Hospital
             Revenue Bonds, William Beaumont Hospital, Series 2001M:
       1,000  5.250%, 11/15/31 - MBIA Insured                             11/11 at 100.00       AAA  1,003,340
       2,000  5.250%, 11/15/35 - MBIA Insured                             11/11 at 100.00       AAA  2,001,780
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.7%

         390 Grand Rapids Housing Corporation, Michigan, FHA-Insured       7/04 at 104.00       AAA    404,859
              Section 8 Multifamily Mortgage Loan Revenue Refunding
              Bonds, Series 1992, 7.375%, 7/15/41

         750 Grand Rapids Housing Finance Authority, Michigan, FNMA        9/04 at 100.00       AAA    753,660
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Series 1990A, 7.625%, 9/01/23

----
28

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,190 Michigan Housing Development Authority, GNMA Collateralized   4/05 at 102.00       Aaa $1,224,320
              Limited Obligation Multifamily Revenue Refunding Bonds,
              Parc Point Apartments, Series 1995A, 6.500%, 10/01/15

       6,000 Michigan State Housing Development Authority, Section 8         No Opt. Call       AA-  2,417,040
              Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%,
              4/01/14

         710 Michigan Housing Development Authority, Rental Housing        6/05 at 102.00       AAA    732,606
              Revenue Bonds, Series 1995B, 6.150%, 10/01/15 - MBIA
              Insured

       1,320 Michigan Housing Development Authority, Rental Housing        4/09 at 101.00       AAA  1,310,496
              Revenue Bonds, Series 1999A, 5.300%, 10/01/37 (Alternative
              Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.4%

       1,100 Michigan Housing Development Authority, Single Family         6/12 at 100.00       AAA  1,116,346
              Mortgage Revenue Bonds, Series 2002B, 5.500%, 6/01/30
              (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.8%

       2,500 Kalamazoo Economic Development Corporation, Michigan,         5/07 at 102.00       BB+  2,396,050
              Limited Obligation Revenue Refunding Bonds, Friendship
              Village of Kalamazoo, Series 1997A, 6.250%, 5/15/27

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Presbyterian Villages of Michigan Obligated Group, Series
             1997:
         600  6.375%, 1/01/15                                              1/07 at 102.00       N/R    580,044
         500  6.375%, 1/01/25                                              1/07 at 102.00       N/R    452,305

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         140  5.300%, 7/01/18                                              7/08 at 101.00        A-    146,355
         260  5.375%, 7/01/28                                              7/08 at 101.00        A-    262,577

       3,300 Michigan Strategic Fund, Limited Obligation Revenue Bonds,    6/08 at 100.00       BBB  3,134,505
              Clark Retirement Community, Inc., Series 1998, 5.250%,
              6/01/18
--------------------------------------------------------------------------------------------------------------
             Materials - 0.7%

       1,650 Dickinson County Economic Development Corporation,           10/04 at 101.50       BBB  1,683,611
              Michigan, Pollution Control Revenue Refunding Bonds,
              Champion International Corporation Project, Series 1993,
              5.850%, 10/01/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.6%

       1,000 Anchor Bay School District, Macomb and St. Clair Counties,    5/12 at 100.00       AA+  1,082,420
              Michigan, General Obligation Bonds, Series 2002-3, 5.500%,
              5/01/18

       1,175 Birmingham, Michigan, General Obligation Bonds, Series       10/12 at 100.50       AAA  1,203,412
              2002, 5.000%, 10/01/21

       1,625 Brighton Township Sanitary Sewer Drainage District,           4/09 at 100.00       AAA  1,703,309
              Livingston County, Michigan, Limited Tax General
              Obligation Bonds, Series 2000, 5.250%, 10/01/19 - FSA
              Insured

       1,020 Caledonia Community Schools, Kent, Allegan and Barry          5/13 at 100.00       AA+  1,055,588
              Counties, Michigan, General Obligation Bonds, Series 2003,
              5.250%, 5/01/22

       1,195 Carman-Ainsworth Community School District, Genesee County,   5/12 at 100.00       AAA  1,288,987
              Michigan, General Obligation Bonds, Series 2002, 5.500%,
              5/01/19 - FGIC Insured

       1,500 Clarkston Community Schools, Michigan, General Obligation     5/07 at 100.00       AAA  1,537,065
              Bonds, School Bond Loan Fund - QSBLF, Series 1997, 5.250%,
              5/01/23 - MBIA Insured

       1,800 Coopersville Area Public Schools, Ottawa and Muskegon         5/09 at 100.00       AAA  1,785,996
              Counties, Michigan, Unlimited Tax General Obligation
              School Building and Site Bonds, Series 1999, 5.000%,
              5/01/29 - MBIA Insured

       2,520 Detroit, Michigan, Unlimited Tax General Obligation Bonds,    4/10 at 101.00       AAA  2,710,058
              Series 1999B, 5.500%, 4/01/18 - MBIA Insured

       1,000 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00       AAA  1,039,460
              General Obligation Bonds, Series 2002A, 5.375%, 5/01/24 -
              FGIC Insured

             Detroit City School District, Wayne County, Michigan,
             Unlimited Tax School Building and Site Improvement Bonds,
             Series 2001A:
       2,000  5.500%, 5/01/21 - FSA Insured                                5/12 at 100.00       AAA  2,142,060
         250  5.125%, 5/01/31 - FSA Insured                                5/12 at 100.00       AAA    250,490

----
29

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Frankenmuth School District, Saginaw and Tuscola Counties,    5/10 at 100.00       AAA $ 1,084,390
              Michigan, Unlimited Tax General Obligation School Building
              and Site Bonds, Series 2000, 5.625%, 5/01/16 - FGIC Insured

       2,000 Garden City School District, Wayne County, Michigan,          5/11 at 100.00       AA+   1,990,700
              General Obligation Refunding Bonds, Series 2001, 5.000%,
              5/01/26

       5,600 Grand Ledge Public Schools, Eaton, Clinton and Ionia          5/05 at 102.00       AAA   5,784,912
              Counties, Michigan, General Obligation Refunding Bonds,
              Series 1995, 5.375%, 5/01/24 - MBIA Insured

       4,350 Hartland Consolidated School District, Livingston County,     5/11 at 100.00       AA+   4,362,876
              Michigan, General Obligation Refunding Bonds, Series 2001,
              5.125%, 5/01/29

       1,000 Hastings Area School System, Barry County, Michigan,          5/11 at 100.00       AAA     997,980
              Unlimited Tax General Obligation, Building and Site Bonds,
              Series 2001, 5.000%, 5/01/26 - MBIA Insured

       2,000 Howell Public Schools, Livingston County, Michigan, General  11/13 at 100.00       AA+   2,009,620
              Obligation Bonds, Series 2003, 5.000%, 5/01/24

       2,000 Jonesville Community Schools, Hillsdale and Jackson           5/09 at 100.00       AAA   2,137,020
              Counties, Michigan, Unlimited Tax General Obligation
              Building and Site Bonds, Series 1999, 5.750%, 5/01/29 -
              FGIC Insured

       1,000 Livonia Municipal Building Authority, Wayne County,           5/10 at 100.00       AAA     996,980
              Michigan, General Obligation Bonds, Series 2001, 5.000%,
              5/01/27 - FGIC Insured

       2,700 Livonia Public Schools, Wayne County, Michigan, Unlimited       No Opt. Call       AAA   2,373,570
              Tax General School Building and Site Bonds, Series
              1992-II, 0.000%, 5/01/08 - FGIC Insured

       2,000 Livonia Public Schools, Wayne County, Michigan, General       5/14 at 100.00       AAA   2,043,100
              Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA
              Insured

       2,800 Michigan Municipal Bond Authority, Local Government Loan        No Opt. Call       AAA   2,450,168
              Program Revenue Bonds, Pontiac School District, Series
              1991C, 0.000%, 6/15/08 - FSA Insured

       3,000 Michigan, General Obligation Bonds, Environmental             5/13 at 100.00       AA+   3,153,660
              Protection Program, Series 2003A, 5.250%, 5/01/21

       2,000 Muskegon Public Schools, Muskegon County, Michigan, General   5/14 at 100.00       AAA   2,054,280
              Obligation Bonds, Series 2004, 5.000%, 5/01/20 - FSA
              Insured

       1,130 Novi, Michigan, General Obligation Bonds, Series 2002,       10/13 at 100.00       AAA   1,224,016
              5.250%, 10/01/15 - FSA Insured

             Okemos Public School District, Ingham County, Michigan,
             General Obligation Refunding Bonds, Series 1993:
       1,000  0.000%, 5/01/17 - MBIA Insured                                 No Opt. Call       AAA     532,870
       1,020  0.000%, 5/01/18 - MBIA Insured                                 No Opt. Call       AAA     512,091

       1,500 Portage Lake Water and Sewerage Authority, Houghton County,  10/05 at 102.00       AAA   1,608,960
              Michigan, Limited Tax General Obligation Refunding Bonds,
              Series 1995, 6.200%, 10/01/20 - AMBAC Insured

       3,000 Southgate Community School District, Wayne County,            5/09 at 100.00       AAA   3,003,120
              Michigan, General Obligation Bonds, Series 1999, 5.000%,
              5/01/25 - FGIC Insured

       2,500 Taylor Building Authority, Wayne, Michigan, Limited Tax       3/10 at 100.00       AAA   2,606,000
              General Obligation Bonds, Series 2000, 5.125%, 3/01/17 -
              AMBAC Insured

       3,270 West Ottawa Public School District, Ottawa County,              No Opt. Call       AAA   1,742,485
              Michigan, General Obligation Refunding Bonds, Series 1992,
              0.000%, 5/01/17 - FGIC Insured

       5,175 Williamston Community School District, Michigan, Unlimited      No Opt. Call       AAA   5,574,821
              Tax General Obligation QSBLF Bonds, Series 1996, 5.500%,
              5/01/25 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.2%

       1,845 Detroit, Michigan, Building Authority Revenue Bonds,          2/07 at 101.00         A   1,924,058
              District Court Madison Center, Series 1996A, 6.150%,
              2/01/11

      11,000 Detroit-Wayne County Stadium Authority, Michigan, Limited     2/07 at 102.00       AAA  11,123,090
              Tax General Obligation Building Authority Stadium Bonds,
              Series 1997, 5.250%, 2/01/27 - FGIC Insured

             Grand Rapids Downtown Development Authority, Michigan, Tax
             Increment Revenue Bonds, Series 1994:
       3,985  0.000%, 6/01/17 - MBIA Insured                                 No Opt. Call       AAA   2,114,879
       3,295  0.000%, 6/01/18 - MBIA Insured                                 No Opt. Call       AAA   1,647,467
       1,650  6.875%, 6/01/24 - MBIA Insured                               6/04 at 102.00       AAA   1,689,633

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    250 Michigan Municipal Bond Authority, Wayne County, Local        6/04 at 100.00       AAA $  250,615
              Government Loan Program Revenue Bonds, Series 1991A,
              4.750%, 12/01/09 - FGIC Insured

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2001-I:
       2,720  5.500%, 10/15/19                                            10/11 at 100.00        AA  2,931,888
       5,000  5.000%, 10/15/24                                            10/11 at 100.00        AA  5,025,750

       2,000 Michigan State Building Authority, Revenue Refunding Bonds,  10/13 at 100.00       AAA  2,020,040
              Facilities Program, Series 2003-II, 5.000%, 10/15/22 -
              MBIA Insured

       1,500 Michigan State, Certificates of Participation, Series 2000,   6/10 at 100.00       AAA  1,604,160
              5.500%, 6/01/20 - AMBAC Insured

       2,000 Michigan State Trunk Line, Trunk Line Fund Bonds, Series     11/11 at 100.00       AAA  2,003,000
              2001A, 5.000%, 11/01/25

       6,000 Michigan House of Representatives, Certificates of              No Opt. Call       AAA  2,140,500
              Participation, Series 1998, 0.000%, 8/15/23 - AMBAC Insured

       1,085 Romulus Tax Increment Finance Authority, Wayne County,       11/06 at 100.00       N/R  1,129,811
              Michigan, Limited Obligation Development Revenue Bonds,
              Series 1994, 6.750%, 11/01/19
--------------------------------------------------------------------------------------------------------------
             Transportation - 1.2%

       3,000 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/08 at 101.00       AAA  2,965,320
              Metropolitan Airport, Series 1998B, 5.000%, 12/01/28
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 18.6%

         210 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA    225,937
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       3,000 Detroit, Michigan, Downtown Development Authority, Tax        7/06 at 102.00       AAA  3,313,140
              Increment Refunding Bonds, Development Area 1 Projects,
              Series 1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

       2,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA  2,847,675
              Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
              FGIC Insured

       6,500 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,    1/10 at 101.00       AAA  8,225,555
              Residual Option Long Series II-R-103, 10.330%, 7/01/20
              (Pre-refunded to 1/01/10) (IF)

       2,000 Detroit, Michigan, Water Supply System Senior Lien Revenue    1/10 at 101.00       AAA  2,265,460
              Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
              1/01/10) - FGIC Insured

       1,500 Grand Rapids Township Economic Development Corporation,       7/09 at 101.00     A-***  1,663,035
              Michigan, Limited Obligation Revenue Bonds, Porter Hills
              Obligated Group, Cook Valley Estate Project, Series 1999,
              5.450%, 7/01/29 (Pre-refunded to 7/01/09)

       1,000 Holt Public Schools, Ingham and Eaton Counties, Michigan,     5/10 at 100.00       AAA  1,115,500
              Unlimited Tax General Obligation School Building and Site
              Bonds, Series 2000A, 5.500%, 5/01/23 (Pre-refunded to
              5/01/10) - FGIC Insured

       3,000 Lake Orion Community School District, Oakland County,         5/05 at 101.00       AAA  3,181,560
              Michigan, School Building and Site Revenue Refunding
              Bonds, Series 1994, 7.000%, 5/01/15 (Pre-refunded to
              5/01/05) - AMBAC Insured

       2,000 Livonia Public Schools, Wayne County, Michigan, Unlimited     5/10 at 100.00       AAA  2,271,020
              Tax General Obligation School Building and Site Bonds,
              Series 2000, 5.875%, 5/01/25 (Pre-refunded to 5/01/10) -
              FGIC Insured

       2,000 Macomb Township Building Authority, Macomb County,            4/08 at 101.00       AAA  2,245,960
              Michigan, General Obligation Bonds, Series 2000, 6.000%,
              4/01/27 (Pre-refunded to 4/01/08) - FGIC Insured

       1,000 Michigan Municipal Bond Authority, State Revolving Fund      10/04 at 102.00       AAA  1,037,640
              Revenue Bonds, Series 1994, 6.500%, 10/01/14 (Pre-refunded to 10/01/04)

         500 Michigan Municipal Bond Authority, Drinking Water Revolving  10/10 at 101.00       AAA    574,535
              Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17
              (Pre-refunded to 10/01/10)

       1,220 Michigan State, Certificates of Participation, New Center     9/11 at 100.00       AAA  1,358,165
              Development, Inc., Series 2001, 5.375%, 9/01/21
              (Pre-refunded to 9/01/11) - MBIA Insured

       5,000 Michigan State Hospital Finance Authority, Revenue Bonds,    11/09 at 101.00       AAA  5,760,250
              Ascension Health Credit Group, Series 1999A, 6.125%,
              11/15/26 (Pre-refunded to 11/15/09)

             Michigan Strategic Fund, Limited Obligation Revenue
             Refunding Bonds, Porter Hills Presbyterian Village, Series
             1998:
         260  5.300%, 7/01/18 (Pre-refunded to 7/01/08)                    7/08 at 101.00     A-***    285,951
       1,415  5.375%, 7/01/28 (Pre-refunded to 7/01/08)                    7/08 at 101.00     A-***  1,560,306

       2,775 Milan Area Schools, Washtenaw and Monroe Counties,            5/10 at 100.00       AAA  3,132,531
              Michigan, General Obligation Bonds, Series 2000A, 5.750%,
              5/01/20 (Pre-refunded to 5/01/10) - FGIC Insured

----
31

Portfolio of Investments
NUVEEN MICHIGAN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  1,215 Potterville Public Schools, Easton County, Michigan,          5/09 at 100.00       AAA $  1,358,747
              Unlimited Tax School Building and Site Bonds, Series 1999,
              5.750%, 5/01/20 (Pre-refunded to 5/01/09) - FSA Insured

       1,235 Rochester Community School District, Oakland and Macomb       5/10 at 100.00       AAA    1,394,117
              Counties, Michigan, General Obligation Bonds, Series
              2000I, 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC
              Insured

         180 Saginaw-Midland Municipal Water Supply Corporation,           9/04 at 102.00     A2***      186,165
              Michigan, Limited Tax General Obligation Water Supply
              Revenue Bonds, Series 1992, 6.875%, 9/01/16 (Pre-refunded
              to 9/01/04)

       7,000 Vicksburg Community Schools, Kalamazoo and St. Joseph          5/06 at 37.24       AAA    2,501,240
              Counties, Michigan, General Obligation Bonds, Series 1991,
              0.000%, 5/01/20 (Pre-refunded to 5/01/06) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

       1,000 Lansing Board of Water and Light, Michigan, Steam and         7/13 at 100.00       AAA    1,020,090
              Electric Utility System Revenue Bonds, Series 2003A,
              5.000%, 7/01/21 - FSA Insured

       1,000 Michigan Public Power Agency, Revenue Bonds, Combustion       1/12 at 100.00       AAA    1,017,160
              Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
              Insured

       3,000 Michigan South Central Power Agency, Power Supply System     11/04 at 102.00      Baa1    3,120,210
              Revenue Refunding Bonds, Series 1994, 7.000%, 11/01/11

       1,000 Michigan South Central Power Agency, Power Supply System        No Opt. Call      Baa1    1,077,950
              Revenue Bonds, Series 2000, 6.000%, 5/01/12

       3,300 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A-    3,308,052
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       1,000 Monroe County Economic Development Corporation, Michigan,       No Opt. Call       AAA    1,262,100
              Collateralized Limited Obligation Revenue Refunding Bonds,
              Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 -
              FGIC Insured

       1,000 Monroe County, Michigan, Pollution Control Revenue Bonds,       No Opt. Call       AAA    1,024,400
              Detroit Edison Company Project, Series 1994A, 6.350%,
              12/01/04 (Alternative Minimum Tax) - AMBAC Insured

       4,000 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA    2,065,960
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.5%

       4,455 Detroit, Michigan, Sewerage Disposal System Revenue Bonds,      No Opt. Call       AAA    2,080,931
              Series 1999A, 0.000%, 7/01/19 - FGIC Insured

       3,000 Detroit, Michigan, Senior Lien Sewerage Disposal System       7/11 at 100.00       AAA    3,005,340
              Revenue Bonds, Series 2001A, 5.125%, 7/01/31 - FGIC Insured

       3,000 Detroit, Michigan, Senior Lien Sewerage Disposal System       7/13 at 100.00       AAA    3,125,580
              Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/17 -
              FSA Insured

             Detroit, Michigan, Water Supply System Senior Lien Revenue
             Bonds, Series 2001A:
       2,500  5.000%, 7/01/30 - FGIC Insured                               7/11 at 100.00       AAA    2,469,372
       3,000  5.500%, 7/01/33 - FGIC Insured                               7/11 at 101.00       AAA    3,123,300

       5,000 Detroit, Michigan, Water Supply System Senior Lien Revenue    7/13 at 100.00       AAA    5,001,600
              Bonds, Series 2003A, 5.000%, 7/01/25 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $256,930 Total Long-Term Investments (cost $229,278,698) - 96.4%                                 241,608,690
----------------------------------------------------------------------------------------------------------------
------------ Other Assets Less Liabilities - 3.6%                                                      8,988,450
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $250,597,140
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
32

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.7%

    $  3,225 St. Louis Industrial Development Authority, Missouri,           No Opt. Call       AAA $1,895,945
              Senior Lien Revenue Bonds, St. Louis Convention Center
              Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.4%

       3,000 Cape Girardeau County Industrial Development Authority,       5/08 at 101.00       AA-  2,984,220
              Missouri, Solid Waste Disposal Revenue Bonds, The Procter
              and Gamble Paper Products Company Project, Series 1998,
              5.300%, 5/15/28 (Alternative Minimum Tax)

       8,100 Missouri Development Finance Board, Solid Waste Disposal        No Opt. Call       AA-  8,104,941
              Revenue Bonds, The Procter and Gamble Paper Products
              Company Project, Series 1999, 5.200%, 3/15/29 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.0%

       4,200 Curators of the University of Missouri, System Facilities    11/13 at 100.00        AA  4,159,596
              Revenue Bonds, Series 2003A, 5.000%, 11/01/31

       1,000 Kansas City Metropolitan Community Colleges Building          7/11 at 100.00       Aaa  1,079,610
              Corporation, Missouri, Leasehold Revenue Bonds, Junior
              College District of Metropolitan Kansas City, Series 2001,
              5.500%, 7/01/18 - FGIC Insured

       1,000 Missouri Development Finance Board, Cultural Facilities      12/11 at 100.00       AAA    990,570
              Revenue Bonds, Nelson Gallery Foundation, Series 2001A,
              5.000%, 12/01/30 - MBIA Insured

       1,000 Missouri Higher Education Loan Authority, Subordinate Lien    8/04 at 100.00        A2  1,002,880
              Student Loan Revenue Bonds, Series 1992, 6.500%, 2/15/06
              (Alternative Minimum Tax)

       4,190 Missouri Higher Education Loan Authority, Subordinate Lien    8/04 at 102.00        A2  4,372,684
              Student Loan Revenue Bonds, Series 1994F, 6.750%, 2/15/09
              (Alternative Minimum Tax)

       1,000 Missouri Health and Educational Facilities Authority,           No Opt. Call       AA+  1,117,380
              Revenue Bonds, Washington University, Series 2001A,
              5.500%, 6/15/16

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Maryville University of St. Louis, Series
             1997:
       1,000  5.625%, 6/15/13                                              6/07 at 101.00      Baa2  1,034,830
       1,750  5.750%, 6/15/17                                              6/07 at 101.00      Baa2  1,795,693

       1,100 Missouri Health and Educational Facilities Authority,        10/08 at 100.00       N/R  1,041,733
              Revenue Bonds, Barstow School, Series 1998, 5.250%,
              10/01/23

       1,000 Missouri Health and Educational Facilities Authority,         1/10 at 100.00        AA  1,053,260
              Revenue Bonds, Central Institute for the Deaf, Series
              1999, 5.850%, 1/01/22 - RAAI Insured

         900 Missouri Health and Educational Facilities Authority,         6/08 at 102.00        A1    940,752
              Revenue Bonds, Stephens College, Series 1999, 6.000%,
              6/01/24

       3,375 Missouri Health and Educational Facilities Authority,         6/10 at 100.00      Baa2  3,511,181
              Revenue Bonds, Maryville University of St. Louis, Series
              2000, 6.750%, 6/15/30

       1,360 Missouri Health and Educational Facilities Authority,         4/11 at 100.00       Aaa  1,464,951
              Revenue Bonds, Webster University, Series 2001, 5.500%,
              4/01/18 - MBIA Insured

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
             Series 1992:
         650  7.625%, 12/01/09 (Alternative Minimum Tax)                   6/04 at 101.00       N/R    651,599
       1,000  7.750%, 12/01/13 (Alternative Minimum Tax)                   6/04 at 101.00       N/R  1,030,700
         500  7.875%, 12/01/24 (Alternative Minimum Tax)                   6/04 at 101.00       N/R    515,500

       2,060 Southeast Missouri State University, System Facilities        4/11 at 100.00       Aaa  2,053,078
              Revenue Refunding and Improvement Bonds, Series 2001,
              5.000%, 4/01/26 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 8.8%

       1,000 Missouri Health and Educational Facilities Authority,         6/11 at 101.00       AAA  1,007,470
              Revenue Bonds, St. Luke's Health System, Series 2001,
              5.250%, 12/01/26 - FSA Insured

       1,000 Missouri Health and Educational Facilities Authority,         5/13 at 100.00        AA    999,980
              Revenue Bonds, BJC Health System, Series 2003, 5.125%,
              5/15/25

       2,750 Missouri Health and Educational Facilities Authority,         2/14 at 100.00      BBB+  2,760,918
              Revenue Bonds, Lake Regional Health System, Series 2003,
              5.700%, 2/15/34

----
33

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Freeman Health System, Series 1998:
    $  1,500  5.250%, 2/15/18                                              2/08 at 102.00      BBB+ $1,467,615
       1,300  5.250%, 2/15/28                                              2/08 at 102.00      BBB+  1,195,064

         500 Missouri Health and Educational Facilities Authority,        11/06 at 100.00      BBB+    477,990
              Revenue Bonds, Capital Region Medical Center, Series 1998,
              5.250%, 11/01/23

       2,000 Missouri Health and Educational Facilities Authority,        12/10 at 101.00         A  2,084,380
              Revenue Bonds, St. Anthony's Medical Center, Series 2000,
              6.250%, 12/01/30

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lester E. Cox Medical Center,
             Series 1992H:
       2,650  0.000%, 9/01/17 - MBIA Insured                                 No Opt. Call       AAA  1,382,187
       4,740  0.000%, 9/01/21 - MBIA Insured                                 No Opt. Call       AAA  1,934,773
       6,300  0.000%, 9/01/22 - MBIA Insured                                 No Opt. Call       AAA  2,411,199

       1,000 New Liberty Hospital District, Missouri, Revenue Bonds,      12/11 at 100.00       AAA  1,010,910
              Series 2001, 5.000%, 12/01/21 - AMBAC Insured

       2,000 North Kansas City, Missouri, Hospital Revenue Bonds, North   11/13 at 100.00       AAA  2,003,080
              Kansas City Hospital and Affiliate, Series 2003A, 5.125%,
              11/15/33 - FSA Insured

       2,880 Taney County Industrial Development Authority, Missouri,      5/08 at 101.00       BBB  2,673,821
              Hospital Revenue Bonds, Skaggs Community Hospital
              Association, Series 1998, 5.400%, 5/15/28

         950 Texas County, Missouri, Hospital Revenue Bonds, Texas         6/10 at 100.00       N/R    933,869
              County Memorial Hospital, Series 2000, 7.250%, 6/15/25
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.0%

             Clay County Industrial Development Authority, Missouri,
             GNMA Multifamily Housing Revenue Bonds, Oak Creek
             Apartments, Series 2002:
       1,320  6.125%, 7/20/25 (Alternative Minimum Tax)                    7/13 at 105.00       AAA  1,331,695
       2,530  6.300%, 1/20/38 (Alternative Minimum Tax)                    7/13 at 103.00       AAA  2,524,839

         695 Missouri Housing Development Commission, FHA-Insured          7/04 at 100.00       Aaa    695,486
              Mortgage Loan Housing Development Refunding Bonds, Series
              1992, 6.600%, 7/01/24

         885 Missouri Housing Development Commission, Multifamily         12/05 at 103.00       N/R    885,681
              Housing Revenue Bonds, Primm Place Apartments, Series
              1995A, 6.250%, 12/01/17 (Alternative Minimum Tax)

       2,620 Missouri Housing Development Commission, Multifamily          4/08 at 102.00       N/R  2,334,446
              Housing Revenue Bonds, Mansion Apartments II, Series 1999,
              6.125%, 4/01/22 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Collateralized Multifamily Housing Revenue Bonds, JB Hughes
             Apartments I and II, Series 2002G:
         283  6.200%, 5/20/19                                              5/12 at 105.00       Aaa    288,533
         975  6.300%, 5/20/37                                              5/12 at 105.00       Aaa    986,447

       1,805 St. Louis County Industrial Development Authority,            1/09 at 105.00       AAA  1,777,329
              Missouri, GNMA Collateralized Subordinate Lien Housing
              Revenue Refunding Bonds, Southfield and Oak Forest II
              Apartments, Series 2002A, 5.200%, 1/20/36

       2,000 St. Louis County Housing Authority, Missouri, FNMA            3/05 at 102.00       AAA  2,059,020
              Multifamily Housing Revenue Refunding Bonds, Kensington
              Square Apartments, Series 1995, 6.650%, 3/01/20

       9,105 St. Louis County Industrial Development Authority,            8/06 at 105.00       AAA  9,580,281
              Missouri, GNMA Mortgage-Backed Multifamily Housing Revenue
              Bonds, Covington Manor Apartments, Series 1996A, 6.875%,
              8/20/36 (Alternative Minimum Tax)

       1,880 St. Louis Land Clearance Redevelopment Authority, Missouri,  11/04 at 101.00       AAA  1,894,213
              FHA-Insured Multifamily Mortgage Revenue Refunding Bonds,
              St. Louis Place Apartments, Series 1993, 6.250%, 8/01/27

         925 Universal City Industrial Development Authority, Missouri,    8/07 at 102.00       Aaa    951,622
              GNMA Collateralized Revenue Refunding Bonds, River Valley
              Apartments, Series 1997A, 5.900%, 2/20/37

----
34

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.8%

    $     40 Greene County, Missouri, Collateralized Single Family         7/04 at 100.00       AAA $   42,490
              Mortgage Revenue Bonds, Series 1996, 6.300%, 12/01/22
              (Alternative Minimum Tax) (Pre-refunded to 7/01/04)

         420 Missouri Housing Development Commission, GNMA/FNMA Single     1/07 at 102.00       AAA    430,088
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1996D, 6.125%, 3/01/28 (Alternative Minimum Tax)

         155 Missouri Housing Development Commission, GNMA/FNMA Single     3/07 at 105.00       AAA    156,443
              Family Mortgage Revenue Bonds, Homeownership Loan Program,
              Series 1997A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

         360 Missouri Housing Development Commission, Single Family        3/06 at 105.00       AAA    361,177
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA Single Family
             Remarketed Mortgage Revenue Bonds, Homeownership Loan
             Program, Series 1995B:
         570  6.375%, 9/01/20 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    588,582
         455  6.450%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    470,120

         335 Missouri Housing Development Commission, Single Family        9/06 at 105.00       AAA    336,926
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)

             Missouri Housing Development Commission, GNMA
             Mortgage-Backed Securities Program Single Family Mortgage
             Revenue Bonds, Series 1994A:
          55  6.700%, 12/01/07 (Alternative Minimum Tax)                  12/04 at 102.00       AAA     56,025
         245  7.125%, 12/01/14 (Alternative Minimum Tax)                  12/04 at 102.00       AAA    248,376
         105  7.200%, 12/01/17 (Alternative Minimum Tax)                  12/04 at 102.00       AAA    106,506

         280 Missouri Housing Development Commission, Single Family        3/08 at 105.00       AAA    282,974
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)

         935 Missouri Housing Development Commission, Single Family        9/09 at 100.00       AAA    968,912
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)

         540 Missouri Housing Development Commission, Single Family        3/10 at 100.00       AAA    560,758
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 10.6%

       4,250 Kansas City Industrial Development Authority, Missouri,      11/08 at 102.00       N/R  3,649,518
              Retirement Center Revenue Refunding and Improvement Bonds,
              Kingswood Project, Series 1998A, 5.875%, 11/15/29

       1,000 Lees Summit Industrial Development Authority, Missouri,       8/05 at 102.00       N/R  1,042,890
              Health Facilities Revenue Bonds, John Knox Village, Series
              1995, 6.625%, 8/15/13

       5,000 Lees Summit Industrial Development Authority, Missouri,       8/09 at 101.00       N/R  5,252,300
              Health Facilities Revenue Bonds, John Knox Village, Series
              1999, 6.000%, 8/15/17

       1,500 Lees Summit Industrial Development Authority, Missouri,       8/12 at 101.00       N/R  1,530,555
              Health Facilities Revenue Bonds, John Knox Village, Series
              2002, 5.700%, 8/15/22

       1,285 Missouri Development Finance Board, Healthcare Facilities    11/11 at 100.00        A2  1,302,142
              Revenue Bonds, Lutheran Home for the Aged, Series 2001A,
              5.600%, 11/01/21

       3,750 Missouri Health and Educational Facilities Authority,         2/06 at 102.00       N/R  3,849,338
              Revenue Bonds, Lutheran Senior Serivces, Series 1996A,
              6.375%, 2/01/27

       3,500 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R  3,561,075
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.875%, 2/01/23

             St. Louis County Industrial Development Authority,
             Missouri, Revenue Refunding Bonds, Friendship Village of
             West County, Series 1996A:
         865  5.750%, 9/01/05                                                No Opt. Call       N/R    876,323
       1,800  6.250%, 9/01/10                                              9/06 at 102.00       N/R  1,883,934

       2,425 St. Louis County Industrial Development Authority,            8/05 at 104.00       AAA  2,608,039
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mother of Perpetual Help Residence, Inc.,
              Series 1995, 6.250%, 8/01/28

       1,200 St. Louis County Industrial Development Authority,            3/10 at 102.00       AAA  1,210,392
              Missouri, GNMA Collateralized Healthcare Facilities
              Revenue Bonds, Mary, Queen and Mother Association, Series
              2001, 5.400%, 9/20/34

----
35

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

    $  1,000 Sugar Creek, Missouri, Industrial Development Revenue         6/13 at 101.00       BBB $  973,470
              Bonds, Lafarge North America, Inc., Series 2003A, 5.650%,
              6/01/37 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.9%

       2,000 Cass County Reorganized School District R-II, Raymore and     3/12 at 100.00       AAA  2,087,180
              Peculiar, Missouri, General Obligation Bonds, Series 2002,
              5.250%, 3/01/20 - FSA Insured

         540 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AA+    557,912
              General Obligation Bonds, Series 2001C, 5.200%, 3/01/21

       1,280 Clay County Public School District 53, Liberty, Missouri,     3/12 at 100.00       AAA  1,296,742
              General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 -
              FSA Insured

       2,500 Hickman Mills C-1 School District, Jackson County,            3/13 at 100.00       AAA  2,554,050
              Missouri, General Obligation Bonds, Series 2003, 5.000%,
              3/01/21 - FSA Insured

       1,000 Jackson County R-7 School District, Lees Summit, Missouri,    3/12 at 100.00       AAA  1,057,580
              General Obligation Refunding and Improvement Bonds, Series
              2002, 5.250%, 3/01/18 - FSA Insured

       1,000 Jefferson City School District, Missouri, General               No Opt. Call       Aa2  1,156,960
              Obligation Bonds, Series 1991A, 6.700%, 3/01/11

       3,000 Missouri, General Obligation Refunding Bonds, Fourth State   10/12 at 100.00       AAA  3,125,850
              Building, Series 2002A, 5.000%, 10/01/18

         750 Polk County R-1 School District, Bolivar, Missouri, General   3/10 at 100.00       AA+    810,945
              Obligation Bonds, Missouri Direct Deposit Program, Series
              2000, 5.700%, 3/01/20

       1,345 St. Louis County Pattonville R3 School District, Missouri,      No Opt. Call       AAA  1,608,701
              General Obligation Bonds, Series 2000, 6.500%, 3/01/14 -
              FGIC Insured

       3,000 St. Louis Board of Education, Missouri, General Obligation    4/12 at 100.00       AA+  3,155,820
              Bonds, Series 2002A, 5.250%, 4/01/19

             Springfield School District R12, Missouri, General
             Obligation Bonds, Series 2003:
       2,875  5.125%, 3/01/20 (DD, settling 6/01/04) - FGIC Insured        3/13 at 100.00       AAA  2,979,880
       3,000  5.000%, 3/01/22 - FGIC Insured                               3/13 at 100.00       AAA  3,049,770
       1,500  5.000%, 3/01/23 - FGIC Insured                               3/13 at 100.00       AAA  1,516,320
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.5%

         900 Brentwood, Missouri, Tax Increment Refunding Bonds,           4/09 at 100.00        AA    895,095
              Promenade Project, Series 2002, 4.700%, 4/01/19 - RAAI
              Insured

       1,875 Chrisitan County Public Building Corporation, Missouri,       6/10 at 100.00        AA  1,983,619
              Leasehold Revenue Bonds, Justice Center Project, Series
              2000, 5.450%, 6/01/15 - RAAI Insured

       1,025 Excelsior Springs School District, Missouri, Leasehold          No Opt. Call       AAA    658,573
              Revenue Bonds, Series 1994, 0.000%, 3/01/14 - FSA Insured

       2,750 Fenton, Missouri, Tax Increment Refunding and Improvement    10/12 at 100.00       N/R  2,787,318
              Bonds, Gravois Bluffs Project, Series 2002, 6.125%,
              10/01/21

       3,000 Harrisonville, Missouri, Lease Participation Certificates,   12/13 at 100.00       AAA  3,023,700
              Series 2003, 5.000%, 12/01/22 - XLCA Insured

       4,240 Howard Bend Levee District, St. Louis County, Missouri,       3/09 at 101.00       N/R  4,378,436
              Levee District Improvement Bonds, Series 1999, 5.850%,
              3/01/19

       2,000 Jackson County Public Building Corporation, Missouri,        12/13 at 100.00       Aa3  1,979,360
              Leasehold Revenue Bonds, Capital Improvement Projects,
              Series 2003, 5.000%, 12/01/28

       1,200 Kansas City Land Clearance Redevelopment Authority,          12/05 at 102.00       AAA  1,284,216
              Missouri, Lease Revenue Bonds, Municipal Auditorium and
              Muehlebach Hotel Redevelopment Projects, Series 1995A,
              5.900%, 12/01/18 - FSA Insured

             Mehlville School District R-9, St. Louis County, Missouri,
             Certificates of Participation, Capital Improvement
             Projects, Series 2002:
       1,275  5.500%, 9/01/17 - FSA Insured                                9/12 at 100.00       AAA  1,384,382
       1,000  5.500%, 9/01/18 - FSA Insured                                9/12 at 100.00       AAA  1,081,660

       1,500 Missouri Development Finance Board, Kansas City,              4/10 at 100.00       AAA  1,627,320
              Infrastructure Facilities Revenue Bonds, Midtown
              Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
              MBIA Insured

       4,000 Missouri Development Finance Board, Independence,             4/11 at 100.00        A+  4,003,120
              Infrastructure Facilities Revenue Bonds, Santa Fe
              Redevelopment Project, Series 2001, 5.250%, 4/01/23

----
36

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 Missouri Development Finance Board, Infrastructure            3/10 at 100.00       N/R $2,001,240
              Facilities Revenue Bonds, Riverside-Quindaro Bend Levee
              District L-385 Project, Series 2001, 5.800%, 3/01/20

         450 Monarch-Chesterfield Levee District, St. Louis County,        3/10 at 101.00       AAA    494,284
              Missouri, Levee District Improvement Bonds, Series 1999,
              5.750%, 3/01/19 - MBIA Insured

       1,705 O'Fallon, Missouri, Certificates of Participation, Series     2/12 at 100.00       Aaa  1,823,634
              2002, 5.250%, 2/01/15 - MBIA Insured

         900 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A    920,070
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-  3,233,760
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

       1,240 St. Louis Municipal Finance Corporation, Missouri,            2/12 at 100.00       Aaa  1,373,970
              Leasehold Revenue Bonds, Carnahan Courthouse, Series
              2002A, 5.750%, 2/15/17 - FGIC Insured

       1,750 St. Louis Regional Convention and Sports Complex Authority,   8/07 at 100.00       AAA  1,828,820
              Missouri, Lease Revenue Refunding Bonds, Series 1997C,
              5.300%, 8/15/20 - AMBAC Insured

       2,950 Springfield Public Building Corporation, Missouri, Lease      6/10 at 100.00       AAA  3,281,875
              Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
              6.125%, 6/01/21 - AMBAC Insured

       1,945 Springfield Center City Development Corporation, Missouri,    6/12 at 100.00       Aaa  1,931,580
              Lease Revenue Bonds, Jordan Valley Park Exposition Center,
              Series 2002A, 5.000%, 6/01/27 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 7.9%

       2,000 Kansas City, Missouri, Passenger Facility Charge Revenue      4/11 at 101.00       AAA  1,974,640
              Bonds, Kansas City International Airport, Series 2001,
              5.000%, 4/01/23 (Alternative Minimum Tax) - AMBAC Insured

       2,000 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,347,260
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

             St. Louis, Missouri, Airport Revenue Bonds, Airport
             Development Program, Series 2001A:
       5,000  5.000%, 7/01/26 - MBIA Insured                               7/11 at 100.00       AAA  4,911,200
       1,000  5.250%, 7/01/31 - MBIA Insured                               7/11 at 100.00       AAA  1,005,530

             St. Louis, Missouri, Airport Revenue Refunding Bonds,
             Series 2003A:
       3,450  5.250%, 7/01/16 - FSA Insured                                7/13 at 100.00       AAA  3,682,323
       1,000  5.250%, 7/01/18 - FSA Insured                                7/13 at 100.00       AAA  1,054,270

             St. Louis Land Clearance Redevelopment Authority, Missouri,
             Revenue Refunding and Improvement Bonds, LCRA Parking
             Facilities, Series 1999C:
       1,000  7.000%, 9/01/19                                              9/09 at 102.00       N/R  1,061,940
       2,400  7.050%, 9/01/24                                              9/09 at 102.00       N/R  2,530,080

       2,250 St. Louis, Missouri, Revenue Refunding Bonds, Parking        12/06 at 102.00       AAA  2,370,240
              Facility, Series 1996, 5.375%, 12/15/21 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.3%

       2,285 Branson Public Building Corporation, Missouri, Leasehold     11/06 at 101.00    N/R***  2,517,750
              Revenue Bonds, City Hall and Fire Station Improvement
              Projects, Series 1995, 6.250%, 11/01/12 (Pre-refunded to
              11/01/06)

       4,500 Cape Girardeau County, Missouri, Single Family Mortgage         No Opt. Call       Aaa  2,778,930
              Revenue Bonds, Series 1983, 0.000%, 12/01/14

         235 Greene County, Missouri, Single Family Mortgage Revenue         No Opt. Call       Aaa    133,156
              Bonds, Series 1984, 0.000%, 3/01/16

       1,000 Jackson County Public Finance Authority, Missouri,           12/04 at 100.00       AAA  1,024,300
              Leasehold Revenue Refunding and Improvement Bonds, Capital
              Improvement Projects, Series 1994, 6.125%, 12/01/15
              (Pre-refunded to 12/01/04) - MBIA Insured

       3,200 Kansas City, Missouri, General Improvement Airport Revenue    9/04 at 101.00       AAA  3,277,888
              Bonds, Series 1994B, 6.875%, 9/01/14 (Pre-refunded to
              9/01/04) - FSA Insured

       2,395 Missouri Health and Educational Facilities Authority,           No Opt. Call    N/R***  2,904,369
              Revenue Bonds, BJC Health System, Series 1994A, 6.750%,
              5/15/14

         750 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***    864,128
              Revenue Bonds, Series 2000B, 6.000%, 7/01/39 (Pre-refunded to 7/01/10)

----
37

Portfolio of Investments
NUVEEN MISSOURI MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 4.6%

    $  2,710 Columbia, Missouri, Water and Electric Revenue Bonds,        10/12 at 100.00       AAA $  2,700,786
              Series 2002A, 5.000%, 10/01/26 - AMBAC Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA    1,014,690
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    2,149,360
              Series 2003NN, 5.250%, 7/01/23 - MBIA Insured

       2,000 Sikeston, Missouri, Electric System Revenue Bonds, Series       No Opt. Call       AAA    2,268,420
              1992, 6.200%, 6/01/10 - MBIA Insured

       3,030 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA    3,523,314
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.9%

       1,825 Kansas City, Missouri, Sewerage System Revenue Bonds,         1/12 at 100.00        AA    1,909,333
              Series 2002D-1, 5.375%, 1/01/22

             Metropolitan St. Louis Sewerage District, Missouri, Revenue
             Bonds, Wastewater System, Series 2004A:
       3,385  5.000%, 5/01/20 - MBIA Insured                               5/14 at 100.00       AAA    3,484,993
       5,000  5.000%, 5/01/34 - MBIA Insured                               5/14 at 100.00       AAA    4,946,950

       1,635 Missouri Environmental Improvement and Energy Resources       4/09 at 100.00        AA    1,749,761
              Authority, Water Facility Revenue Refunding Bonds,
              Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 -
              RAAI Insured

         490 Missouri Environmental Improvement and Energy Resources      10/04 at 100.00       Aaa      492,141
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Springfield Project, Series
              1990A, 7.000%, 10/01/10

         365 Missouri Environmental Improvement and Energy Resources       7/04 at 100.00       Aaa      366,606
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1992A,
              6.550%, 7/01/14

         260 Missouri Environmental Improvement and Energy Resources       7/04 at 102.00       Aaa      266,388
              Authority, Water Pollution Control Revenue Bonds, State
              Revolving Fund Program - Multi-Participants, Series 1994B,
              7.200%, 7/01/16

             St. Charles County Public Water Supply District 2,
             Missouri, Certificates of Participation, Series 2002A:
         750  5.000%, 12/01/26 - MBIA Insured                             12/11 at 100.00       Aaa      745,482
       1,000  5.250%, 12/01/28 - MBIA Insured                             12/11 at 100.00       Aaa    1,013,360
----------------------------------------------------------------------------------------------------------------
    $253,483 Total Long-Term Investments (cost $242,179,531) - 97.8%                                 247,806,634
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.2%                                                      5,565,481
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $253,372,115
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.

                                See accompanying notes to financial statements.

----
38

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

    $  7,100 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $ 6,075,896
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.6%

       2,120 Ohio State Education Student Loan Revenue Bonds,              6/07 at 102.00       AAA   2,197,444
              Supplemental Student Loan Program, Series 1997A-1, 5.850%,
              12/01/19 (Alternative Minimum Tax) - AMBAC Insured

       1,200 Ohio Higher Educational Facilities Commission, Revenue        9/06 at 101.00       Ba1   1,198,836
              Bonds, University of Findlay, Series 1996, 6.125%, 9/01/16

       5,000 Ohio Higher Educational Facilities Commission, Revenue        5/07 at 102.00       AAA   5,231,050
              Bonds, Xavier University, Series 1997, 5.375%, 5/15/22 -
              MBIA Insured

       1,000 Ohio Higher Educational Facilities Commission, Revenue       12/10 at 101.00       AAA   1,035,720
              Bonds, University of Dayton, Series 2000, 5.500%, 12/01/30
              - AMBAC Insured

             Ohio Higher Educational Facilities Commission, Revenue
             Bonds, Wittenberg University, Series 2001:
       1,200  5.500%, 12/01/21                                            12/11 at 100.00      Baa1   1,231,512
       2,000  5.000%, 12/01/26                                            12/11 at 100.00      Baa1   1,910,280

       2,730 Ohio Higher Educational Facilities Commission, Revenue       11/14 at 100.00        AA   2,779,877
              Bonds, Denison University, Series 2004, 5.000%, 11/01/20

         910 Ohio Higher Education Facilities Commission, Revenue Bonds,     No Opt. Call        AA   1,102,092
              Case Western Reserve University Project, Series 1990B,
              6.500%, 10/01/20

       3,000 Ohio Higher Education Facilities Commission, Revenue Bonds,  10/12 at 100.00        AA   3,181,890
              Case Western Reserve University Project, Series 2002B,
              5.500%, 10/01/22

       1,750 Ohio Higher Education Facilities Commission, General         10/13 at 100.00        AA   1,766,957
              Revenue Bonds, Oberlin College, Series 2003, 5.125%,
              10/01/24

             Ohio University at Athens, Subordinate Lien General
              Receipts Bonds, Series 2004:
       1,855  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       AAA   1,895,309
       1,900  5.000%, 12/01/23 - MBIA Insured                              6/14 at 100.00       AAA   1,921,622

             University of Cincinnati, Ohio, General Receipts Bonds,
              Series 2001A:
       1,500  5.750%, 6/01/18 - FGIC Insured                               6/11 at 101.00       AAA   1,638,210
       1,520  5.750%, 6/01/19 - FGIC Insured                               6/11 at 101.00       AAA   1,654,277
       2,000  5.250%, 6/01/24 - FGIC Insured                               6/11 at 101.00       AAA   2,054,560

       4,250 University of Cincinnati, Ohio, General Receipts Bonds,       6/07 at 100.00       AAA   4,441,420
              Series 1997, 5.375%, 6/01/20 - MBIA Insured

       1,675 University of Cincinnati, Ohio, General Receipts Bonds,       6/14 at 100.00       AAA   1,714,078
              Series 2004A, 5.000%, 6/01/21 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 17.5%

      10,000 Akron, Bath, and Copley Joint Township Hospital District,    11/09 at 101.00      Baa1   9,034,400
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System Project, Series 1998A, 5.375%, 11/15/24

      11,900 Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds,    2/09 at 101.00        A-  12,308,646
              MetroHealth System Project, Series 1999, 6.125%, 2/15/24

       1,000 Cuyahoga County, Ohio, Hospital Improvement and Revenue       2/07 at 102.00       AAA   1,073,220
              Refunding Bonds, MetroHealth System Project, Series 1997,
              5.625%, 2/15/17 - MBIA Insured

       4,400 Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland     7/13 at 100.00        A1   4,605,128
              Clinic Health System, Series 2003A, 6.000%, 1/01/32

       2,500 Erie County, Ohio, Hospital Facilities Revenue Bonds,         8/12 at 101.00         A   2,482,275
              Firelands Regional Medical Center, Series 2002A, 5.625%,
              8/15/32

             Franklin County, Ohio, Hospital Revenue Refunding and
             Improvement Bonds, Children's Hospital Project, Series
             1996A:
       1,575  5.750%, 11/01/15                                            11/06 at 101.00       Aa2   1,633,275
       5,275  5.875%, 11/01/25                                            11/06 at 101.00       Aa2   5,381,028

----
39

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross
             Health System Corporation, Series 1996:
     $   965  5.800%, 6/01/16                                              6/06 at 102.00       AA- $ 1,003,812
       2,000  5.875%, 6/01/21                                              6/06 at 102.00       AA-   2,060,280

       5,690 Lorain County, Ohio, Hospital Facilities Revenue Refunding   11/05 at 102.00       AAA   5,922,778
              Bonds, EMH Regional Medical Center, Series 1995, 5.375%,
              11/01/21 - AMBAC Insured

       2,000 Marion County, Ohio, Hospital Revenue Refunding and           5/06 at 102.00      BBB+   2,103,060
              Improvement Bonds, The Community Hospital, Series 1996,
              6.375%, 5/15/11

       1,250 Maumee, Ohio, Hospital Facilities Revenue Bonds, St. Luke's  12/04 at 102.00       AAA   1,299,300
              Hospital, Series 1994, 5.800%, 12/01/14 - AMBAC Insured

       2,000 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+   2,072,500
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.250%, 5/15/16

       4,205 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+   4,389,431
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.250%, 5/15/13

       4,000 Middleburg Heights, Ohio, Hospital Improvement Revenue        8/08 at 102.00       AAA   4,327,760
              Refunding Bonds, Southwest General Hospital, Series 1995,
              5.625%, 8/15/15 - FSA Insured

             Montgomery County, Ohio, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Kettering Medical Center,
             Series 1996:
       1,500  5.625%, 4/01/16 - MBIA Insured                               4/06 at 102.00       AAA   1,606,665
       7,000  6.250%, 4/01/20 - MBIA Insured                                 No Opt. Call       AAA   8,172,010

       9,500 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,   4/10 at 101.00        A3  10,260,855
              Kettering Medical Center, Series 1999, 6.750%, 4/01/22

      13,000 Montgomery County, Ohio, Revenue Bonds, Catholic Health       9/11 at 100.00        AA  13,241,150
              Initiatives, Series 2001, 5.375%, 9/01/21

       1,250 Parma Community General Hospital Association, Ohio,          11/08 at 101.00        A-   1,278,213
              Hospital Revenue Refunding and Improvement Bonds, Series
              1998, 5.350%, 11/01/18

       2,000 Richland County, Ohio, Hospital Facilities Revenue           11/10 at 101.00        A-   2,112,060
              Improvement Bonds, MedCentral Health System Obligated
              Group, Series 2000B, 6.375%, 11/15/22

       1,200 Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,  10/11 at 101.00        AA   1,183,620
              Union Hospital Project, Series 2001, 5.250%, 10/01/31 -
              RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.6%

       1,540 Butler County, Ohio, Multifamily Housing Revenue Bonds,       9/08 at 103.00       N/R   1,338,953
              Anthony Wayne Apartments Project, Series 1998, 6.500%,
              9/01/30 (Alternative Minimum Tax)

       1,105 Clark County, Ohio, Multifamily Housing Revenue Bonds,       11/08 at 103.00       N/R     967,560
              Church of God Retirement Home, Series 1998, 6.250%,
              11/01/30 (Alternative Minimum Tax)

      16,105 Franklin County, Ohio, GNMA Collateralized Mortgage Revenue  10/07 at 103.00       Aaa  16,204,529
              Bonds, Columbus Properties Project, Series 1997, 5.600%,
              4/20/39 (Alternative Minimum Tax)

       3,045 Franklin County, Ohio, GNMA Collateralized Multifamily        9/11 at 102.00       Aaa   3,098,927
              Housing Mortgage Revenue Bonds, Carriage House Apartments
              Project, Series 2002, 5.400%, 3/20/37

       2,705 Henry County, Ohio, GNMA Collateralized Healthcare Facility   8/09 at 102.00       AAA   2,870,952
              Revenue Bonds, Alpine Village Project, Series 1999,
              6.375%, 2/20/41

       6,315 Ohio Capital Corporation for Housing, FHA-Insured Section 8   2/09 at 102.00       Aa2   6,590,650
              Mortgage Loan Revenue Refunding Bonds, Series 1999D,
              5.950%, 2/01/23
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.9%

       1,875 Ohio Housing Finance Agency, GNMA Mortgage-Backed             7/09 at 100.00       Aaa   1,935,994
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)

       3,265 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa   3,335,851
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

       3,340 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa   3,412,478
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

----
40

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Housing/Single Family (continued)

     $ 3,875 Ohio Housing Finance Agency, GNMA Mortgage-Backed             3/08 at 101.50       AAA $3,944,246
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum Tax)
              - FSA Insured

         930 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/04 at 102.00       Aaa    951,743
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1994A-1, 6.100%, 9/01/14

         740 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/04 at 102.00       AAA    757,501
              Securities Program Residential Mortgage Revenue Bonds,
              Series 1994B-1, 6.375%, 9/01/14

       7,230 Ohio Housing Finance Agency, GNMA Mortgage-Backed             9/07 at 102.00       Aaa  7,500,041
              Securities Program Residential Mortgage Remarketed Revenue
              Bonds, Series 1997A-1, 6.150%, 3/01/29 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.8%

       2,465 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/08 at 102.00       N/R  2,447,030
              Revenue Bonds, Jergens, Inc. Project, Series 1998A,
              5.375%, 5/15/18 (Alternative Minimum Tax)

             Ohio, Economic Development Revenue Bonds, Enterprise Bond
             Fund Loan Pool, Series 2002-4:
         500  5.000%, 6/01/15 (Alternative Minimum Tax)                    6/12 at 102.00       AA-    497,695
         675  5.450%, 6/01/22 (Alternative Minimum Tax)                    6/12 at 102.00       AA-    675,203

       1,020 Ohio, Economic Development Revenue Bonds, Enterprise Bond       No Opt. Call       AA-  1,036,075
              Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.1%

       1,600 Cuyahoga County, Ohio, FHA-Insured Industrial Development     8/04 at 100.00       AAA  1,614,432
              Mortgage Revenue Refunding Bonds, University Health Care
              Center Project, Series 1991, 7.300%, 8/01/11

       3,120 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,  11/05 at 102.00       Aa2  3,245,424
              Heinzerling Foundation, Series 1995, 6.200%, 11/01/20

       2,000 Franklin County, Ohio, Healthcare Facilities Revenue Bonds,   7/12 at 100.00        AA  1,992,900
              Presbyterian Retirement Services, Series 2002A, 5.125%,
              7/01/22 - RAAI Insured

         500 Franklin County, Ohio, FHA-Insured Hospital Revenue           8/04 at 100.00       N/R    501,870
              Refunding Mortgage Loan Bonds, Worthington Christian
              Village Nursing Home, Series 1992, 7.000%, 8/01/16

       1,250 Hamilton County, Ohio, Healthcare Facilities Revenue Bonds,  10/08 at 101.00       BBB  1,098,288
              Twin Towers, Series 1998A, 5.125%, 10/01/23

             Marion County, Ohio, Healthcare Facilities Revenue
             Refunding and Improvement Bonds, United Church Homes, Inc.,
             Series 1993:
         846  6.375%, 11/15/10                                            11/04 at 101.00      BBB-    859,519
         750  6.300%, 11/15/15                                            11/04 at 101.00      BBB-    757,058

       1,725 Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage    9/04 at 102.00       Aa2  1,768,936
              Revenue Refunding Bonds, Lutheran Orphans and Old Folks
              Home Society, Series 1994, 6.875%, 8/01/23
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

       1,000 Toledo-Lucas County Port Authority, Ohio, Port Revenue        3/14 at 101.00        A+    945,600
              Bonds, Cargill, Inc., Series 2004A, 4.800%, 3/01/22
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.5%

             Adams County Valley School District, Adams and Highland
             Counties, Ohio, Unlimited Tax School Improvement General
             Obligation Bonds, Series 1995:
       6,000  7.000%, 12/01/15 - MBIA Insured                                No Opt. Call       AAA  7,404,840
       9,500  5.250%, 12/01/21 - MBIA Insured                             12/05 at 102.00       AAA  9,901,945

         600 Anthony Wayne Local School District, Lucas, Wood and Fulton     No Opt. Call       AAA    398,220
              Counties, Ohio, School Facilities Construction and
              Improvement Bonds, Series 1995, 0.000%, 12/01/13 - FGIC
              Insured

         700 Buckeye Local School District, Medina County, Ohio, General  12/10 at 100.00       Aaa    738,990
              Obligation Bonds, Series 2000, 5.500%, 12/01/25 - FGIC
              Insured

       2,500 Buckeye Valley Local School District, Ohio, Unlimited Tax       No Opt. Call       AAA  3,009,475
              General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 -
              MBIA Insured

       2,295 Central Ohio Solid Waste Authority, General Obligation        6/14 at 100.00       AAA  2,437,015
              Bonds, Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

----
41

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

             Chesapeake-Union Exempt Village School District, Ohio,
             General Obligation Bonds, Series 1986:
     $   125  8.500%, 12/01/04                                               No Opt. Call       N/R $  129,085
         125  8.500%, 12/01/05                                               No Opt. Call       N/R    136,406
         125  8.500%, 12/01/06                                               No Opt. Call       N/R    141,885
         125  8.500%, 12/01/07                                               No Opt. Call       N/R    146,088
         125  8.500%, 12/01/08                                               No Opt. Call       N/R    149,618
         130  8.500%, 12/01/09                                               No Opt. Call       N/R    158,700

             Cincinnati City School District, Hamilton County, Ohio,
             General Obligation Bonds, Series 2001:
       2,000  5.375%, 12/01/15 - MBIA Insured                             12/11 at 100.00       AAA  2,151,320
       6,745  5.375%, 12/01/16 - MBIA Insured                             12/11 at 100.00       AAA  7,241,837
       1,255  5.375%, 12/01/17 - MBIA Insured                             12/11 at 100.00       AAA  1,347,443

       3,805 Cleveland, Ohio, General Obligation Bonds, Series 2002,      12/12 at 100.00       AAA  3,946,318
              5.250%, 12/01/22 - MBIA Insured

             Columbus, Franklin County, Ohio, General Obligation Bonds,
             Series 1985:
         590  9.375%, 4/15/06                                                No Opt. Call       AAA    668,482
         500  9.375%, 4/15/07                                                No Opt. Call       AAA    593,820

       7,045 Columbus, Ohio, General Obligation Bonds, Series 2000,       11/10 at 101.00       AAA  7,480,804
              5.250%, 11/15/17

       1,300 Crawford County, Ohio, General Obligation Bonds, Series      12/12 at 100.00       AAA  1,326,676
              2002, 5.200%, 12/01/26 - AMBAC Insured

       1,000 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+  1,106,030
              Various Purpose Refunding Bonds, Series 1993B, 5.250%,
              10/01/13

       1,345 Cuyahoga County, Ohio, Limited Tax General Obligation           No Opt. Call       AA+  1,509,265
              Bonds, Series 1993, 5.650%, 5/15/18

       5,830 Cuyahoga County, Ohio, Limited Tax General Obligation        12/10 at 100.00       AA+  6,423,552
              Capital Improvement Bonds, Series 2000, 5.750%, 12/01/16

             Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004:
       1,245  5.000%, 12/01/18 - MBIA Insured                              6/14 at 100.00       Aaa  1,298,286
       1,440  5.000%, 12/01/21 - MBIA Insured                              6/14 at 100.00       Aaa  1,473,595

         750 Defiance, Ohio, Waterworks System Improvement Bonds, Series  12/04 at 102.00       AAA    780,960
              1994, 6.200%, 12/01/20 - MBIA Insured

             Delaware City School District, Delaware County, Ohio,
             Unlimited Tax General Obligation School Facilities
             Construction and Improvement Bonds, Series 1995:
       1,000  0.000%, 12/01/10 - FGIC Insured                                No Opt. Call       AAA    779,560
       1,000  0.000%, 12/01/11 - FGIC Insured                                No Opt. Call       AAA    739,330

       1,000 Evergreen Local School District, Ohio, Unlimited Tax         12/09 at 101.00       Aaa  1,063,330
              General Obligation School Improvement Bonds, Series 1999,
              5.625%, 12/01/24 - FGIC Insured

       4,040 Franklin County, Ohio, Limited Tax General Obligation        12/08 at 102.00       AAA  4,320,457
              Refunding Bonds, Series 1993, 5.375%, 12/01/20

       1,000 Garfield Heights City School District, Cuyahoga County,      12/11 at 100.00       Aaa  1,083,990
              Ohio, General Obligation School Improvement Bonds, Series
              2001, 5.500%, 12/15/18 - MBIA Insured

         420 Geauga County, Ohio, Limited Tax General Obligation, Sewer   12/05 at 102.00       Aa2    458,552
              District Improvement Bonds, Bainbridge Water Project,
              Series 1995, 6.850%, 12/01/10

       1,000 Grandview Heights City School District, Franklin County,     12/05 at 101.00        AA  1,066,880
              Ohio, Unlimited Tax General Obligation School Facilities
              Construction and Improvement Bonds, Series 1995, 6.100%,
              12/01/19

       3,000 Granville Exempt Village School District, Ohio, General      12/11 at 100.00       Aa3  3,099,930
              Obligation Bonds, Series 2001, 5.500%, 12/01/28

       1,200 Heath City School District, Licking County, Ohio, Unlimited  12/10 at 100.00       Aaa  1,240,176
              Tax General Obligation School Improvement Bonds, Series
              2000A, 5.500%, 12/01/27 - FGIC Insured

       2,500 Highland Local School District, Morrow and Delaware          12/11 at 100.00       Aaa  2,494,950
              Counties, Ohio, General Obligation Bonds, Series 2001,
              5.000%, 12/01/26 - FSA Insured

       1,000 Huron County, Ohio, Limited Tax General Obligation           12/07 at 102.00       AAA  1,102,780
              Correctional Facility Bonds, Series 1996, 5.850%, 12/01/16
              - MBIA Insured

       1,270 Kenston Local School District, Geauga County, Ohio, General   6/13 at 100.00       Aaa  1,283,297
              Obligation Bonds, Series 2003, 5.000%, 12/01/23 - MBIA
              Insured

----
42

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

     $ 1,400 Kent City School District, Portage County, Ohio, General     12/14 at 100.00       AAA $1,442,126
              Obligation Library Improvement Bonds, Series 2004, 5.000%,
              12/01/20 - FGIC Insured

       1,070 Kettering, Ohio, Limited Tax General Obligation Bonds,        6/04 at 100.00       Aa3  1,074,366
              Series 1991, 6.650%, 12/01/12

       1,000 Kettering City School District, Montgomery County, Ohio,     12/05 at 101.00       AAA  1,035,150
              General Obligation Bonds, Series 1994, 5.250%, 12/01/22 -
              FGIC Insured

         555 Lake County, Ohio, Limited Tax Sewer District Improvement       No Opt. Call       Aa2    606,887
              Bonds, Series 2000, 5.600%, 12/01/20

       1,440 Lakewood, Ohio, General Obligation Bonds, Series 1995B,      12/05 at 102.00       Aa2  1,534,982
              5.750%, 12/01/15

       3,385 Lakota Local School District, Butler County, Ohio,            6/11 at 100.00       Aaa  3,407,172
              Unlimited Tax General Obligation School Improvement and
              Refunding Bonds, Series 2001, 5.125%, 12/01/26 - FGIC
              Insured

             Logan County, Ohio, General Obligation Bonds, Series 1986:
         155  7.750%, 12/01/04                                               No Opt. Call        A+    159,963
         155  7.750%, 12/01/05                                               No Opt. Call        A+    168,584
         155  7.750%, 12/01/06                                               No Opt. Call        A+    175,454

         315 Lucas County, Ohio, General Obligation Bonds, Various         6/04 at 101.00        A1    322,484
              Improvements, Series 1992, 6.650%, 12/01/12

       1,750 Medina City School District, Medina County, Ohio, Unlimited  12/09 at 100.00       AAA  1,768,060
              Tax General Obligation School Building Construction Bonds,
              Series 1999, 5.250%, 12/01/28 - FGIC Insured

       1,265 Monroe Local School District, Butler County, Ohio, General      No Opt. Call       Aaa  1,440,671
              Obligation Bonds, Series 2002, 5.750%, 12/01/20 - AMBAC
              Insured

             North Royalton City School District, Ohio, School
             Improvement Bonds, Series 1994:
       2,200  6.000%, 12/01/14 - MBIA Insured                             12/09 at 102.00       AAA  2,506,152
       2,400  6.100%, 12/01/19 - MBIA Insured                             12/09 at 102.00       AAA  2,723,376

       1,000 Ohio, Full Faith and Credit General Obligation                  No Opt. Call       AA+  1,141,210
              Infrastructure Improvement Bonds, Series 1994, 6.000%,
              8/01/10

       3,315 Ohio, General Obligation Bonds, Conservation Projects,        3/14 at 100.00       AA+  3,534,884
              Series 2004A, 5.000%, 3/01/15

       6,055 Ohio, General Obligation Bonds, Infrastructure                2/13 at 100.00       AA+  6,150,427
              Improvements, Series 2003F, 5.000%, 2/01/22

       4,035 Olentangy Local School District, Delaware and Franklin       12/09 at 101.00        AA  4,005,746
              Counties, Ohio, Various Purpose Bonds, Series 1999,
              5.000%, 12/01/27

             Olentangy Local School District, Deleware and Franklin
             Counties, Ohio, General Obligation Bonds, Series 2004A:
         400  5.250%, 12/01/21 (WI, settling 6/02/04) - FGIC Insured       6/14 at 100.00       AAA    419,192
       3,055  5.250%, 12/01/22 (WI, settling 6/02/04) - FGIC Insured       6/14 at 100.00       AAA  3,184,196

         500 Pickerington Local School District, Fairfield County, Ohio,     No Opt. Call       AAA    368,850
              General Obligation Bonds, Series 1993, 0.000%, 12/01/11 -
              AMBAC Insured

       3,500 Springfield City School District, Clark County, Ohio,        12/11 at 102.00       Aaa  3,604,790
              General Obligation Bonds, Series 2001, 5.200%, 12/01/23 -
              FGIC Insured

       2,340 Stow, Ohio, General Obligation Construction Bonds, Safety    12/05 at 102.00        A1  2,436,642
              Center, Series 1995, 6.200%, 12/01/20

          30 Strongsville, Ohio, Limited Tax General Obligation Various   12/06 at 102.00       Aa2     32,631
              Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

       1,185 Sugarcreek Local School District, Athens County, Ohio,       12/13 at 100.00       Aaa  1,222,126
              General Obligation Bonds, Series 2003, 5.250%, 12/01/24 -
              MBIA Insured

       1,315 Summit County, Ohio, General Obligation Refunding Bonds,        No Opt. Call       AAA  1,455,403
              Series 2002R, 5.500%, 12/01/21 - FGIC Insured

       2,290 Tipp City Exempted Village School District, Ohio, School      6/11 at 100.00       Aaa  2,301,404
              Facilities Construction and Improvement Bonds, Series
              2001, 5.000%, 12/01/24 - FGIC Insured

       3,755 Toledo City School District, Lucas County, Ohio, General     12/13 at 100.00       Aaa  3,818,948
              Obligation Bonds, Series 2003B, 5.000%, 12/01/22 - FGIC
              Insured

       1,910 Vandalia, Ohio, General Obligation Bonds, Series 1996,       12/06 at 101.00       Aa3  2,054,262
              5.850%, 12/01/21

             West Chester Township, Butler County, Ohio, General
             Obligation Bonds, Series 2003:
       1,365  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00       Aaa  1,442,941
       1,515  5.250%, 12/01/21 - MBIA Insured                             12/13 at 100.00       Aaa  1,584,796

----
43

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

     $ 4,000 Westerville City School District, Franklin and Delaware       6/11 at 100.00       AAA $ 3,979,160
              Counties, Ohio, Various Purpose General Obligation Bonds,
              Series 2001, 5.000%, 12/01/27 - MBIA Insured

         300 Youngstown, Ohio, Limited Tax General Obligation Bonds,      12/04 at 102.00       AAA     312,639
              Series 1994, 6.125%, 12/01/14 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.9%

       6,300 Cleveland, Ohio, Certificates of Participation, Cleveland    11/07 at 102.00       AAA   6,370,749
              Stadium Project, Series 1997, 5.250%, 11/15/27 - AMBAC
              Insured

       1,210 Groveport, Ohio, Income Tax Receipts Bonds, Special          12/12 at 100.00       Aaa   1,227,158
              Obligation, Series 2002, 5.000%, 12/01/22 - MBIA Insured

             Hamilton County Convention Facilities Authority, Ohio,
             First Lien Revenue Bonds, Series 2004:
       2,300  5.000%, 12/01/20 - FGIC Insured                              6/14 at 100.00       AAA   2,359,202
       1,000  5.000%, 12/01/21 - FGIC Insured                              6/14 at 100.00       AAA   1,020,130
       2,535  5.000%, 12/01/22 - FGIC Insured                              6/14 at 100.00       AAA   2,571,884

       3,300 Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series      No Opt. Call       Aaa     854,436
              2000B, 0.000%, 12/01/28 - AMBAC Insured

       1,000 City of Hamilton, Butler County, Ohio, Limited Tax General   11/11 at 101.00       Aaa   1,069,070
              Obligation Bonds, One Renaissance Center Acquisition,
              Series 2001, 5.375%, 11/01/17 - AMBAC Insured

       1,485 New Albany Community Authority, Ohio, Community Facilities    4/12 at 100.00       AAA   1,621,056
              Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 -
              AMBAC Insured

       8,140 Ohio, Higher Education Capital Facilities, Appropriation      2/11 at 100.00       AA+   8,317,778
              Bonds, Series II-2001A, 5.000%, 2/01/20

       1,000 Ohio, State Appropriation Lease Bonds, Parks and Recreation  12/13 at 100.00        AA   1,061,780
              Capital Facilities, Series 2004A-II, 5.000%, 12/01/15

       1,050 Ohio Building Authority, State Facilities Bonds,              4/12 at 100.00       AAA   1,062,495
              Administrative Building Fund Projects, Series 2002A,
              5.000%, 4/01/22 - FSA Insured

         950 Ohio Department of Transportation, Certificates of           10/04 at 100.00       AAA     953,734
              Participation, Panhandle Rail Line, Series 1992A, 6.500%,
              4/15/12 - FSA Insured

      11,700 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  13,179,465
              Revenue Bonds, Reset Option Long Certificates II-R-66,
              Series 1996Y, 9.870%, 1/01/13 (IF)

       6,550 Puerto Rico Public Buildings Authority, Guaranteed Revenue      No Opt. Call       AAA   8,025,126
              Bonds, Reset Option Long Trust Certificates II-R56, Series
              1993L, 9.870%, 7/01/18 (IF)
---------------------------------------------------------------------------------------------------------------
             Transportation - 3.9%

       1,000 Dayton, Ohio, Airport Revenue Bonds, James M. Cox            12/13 at 100.00        AA     971,210
              International Airport, Series 2003C, 5.250%, 12/01/27
              (Alternative Minimum Tax) - RAAI Insured

       6,300 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       BB+   5,686,947
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

       5,000 Ohio Turnpike Commission, Revenue Refunding Bonds, ROL          No Opt. Call       AA-   5,878,400
              Series II-R51, Series 1998A, 9.830%, 2/15/24 (IF)

       7,500 Ohio Turnpike Commission, Revenue Bonds, ROL II-R75,            No Opt. Call       Aaa   9,160,650
              9.830%, 2/15/12 (IF)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 8.6%

       3,955 Akron, Ohio, Various Purpose Improvement Limited Tax         12/04 at 102.00       AAA   4,142,190
              General Obligation Bonds, Series 1994, 6.750%, 12/01/14
              (Pre-refunded to 12/01/04) - MBIA Insured

         730 Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds,  12/09 at 100.00    N/R***     836,938
              Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

       1,000 Aurora City School District, Ohio, Unlimited Tax General     12/05 at 102.00       AAA   1,080,200
              Obligation School Improvement Bonds, Series 1995, 5.800%,
              12/01/16 (Pre-refunded to 12/01/05) - FGIC Insured

       4,745 Cleveland, Ohio, Various Purpose General Obligation Bonds,   11/04 at 102.00       AAA   4,955,678
              Series 1994, 6.625%, 11/15/14 (Pre-refunded to 11/15/04) -
              MBIA Insured

         550 Columbiana County, Ohio, Unlimited Tax General Obligation    12/04 at 102.00     AA***     575,702
              Bonds, County Jail Facilities Construction Project, Series
              1994, 6.600%, 12/01/17 (Pre-refunded to 12/01/04) - RAAI
              Insured

----
44

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Cuyahoga County, Ohio, Hospital Revenue Bonds, Meridia
             Health System, Series 1995:
     $   250  6.250%, 8/15/14 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA $   268,995
       5,500  6.250%, 8/15/24 (Pre-refunded to 8/15/05)                    8/05 at 102.00       AAA   5,917,890

       1,000 Lakeview Local School District, Trumbull County, Ohio,       12/04 at 102.00       AAA   1,048,300
              General Obligation Bonds, Series 1994, 6.900%, 12/01/14
              (Pre-refunded to 12/01/04) - AMBAC Insured

       1,300 Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland     11/04 at 100.00     A1***   1,328,847
              Community Hospital, Inc., Series 1992, 6.500%, 11/15/12

      11,000 Montgomery County, Ohio, Health System Revenue Bonds,         1/08 at 102.00   Baa2***  11,978,120
              Franciscan Medical Center - Dayton Campus, Series 1997,
              5.500%, 7/01/18 (Pre-refunded to 1/01/08)

             Ohio Housing Finance Agency, Single Family Mortgage Revenue
             Bonds, Series 1985B:
       5,700  0.000%, 1/15/15 (Pre-refunded to 7/15/11) - FGIC Insured      7/11 at 70.48       AAA   3,004,983
       6,460  0.000%, 1/15/15 (Pre-refunded to 1/15/11) - FGIC Insured      1/11 at 67.04       AAA   3,314,884

         750 Ohio, Full Faith and Credit General Obligation                8/05 at 102.00    AA+***     805,328
              Infrastructure Improvement Bonds, Series 1995, 6.200%,
              8/01/13 (Pre-refunded to 8/01/05)

       5,065 Ohio Water Development Authority, Pure Water Loan Revenue       No Opt. Call       AAA   5,745,635
              Bonds, Sereis 1990I, 6.000%, 12/01/16 - AMBAC Insured

         130 Toledo, Ohio, Sewerage System Mortgage Revenue Bonds,        11/04 at 102.00       AAA     135,607
              Series 1994, 6.350%, 11/15/17 (Pre-refunded to 11/15/04) -
              AMBAC Insured

         110 Toledo, Ohio, Water System Mortgage Revenue Bonds, Series    11/04 at 102.00       AAA     114,795
              1994, 6.450%, 11/15/24 (Pre-refunded to 11/15/04) - AMBAC
              Insured

         540 Trumbull County, Ohio, General Obligation Bonds, Series      12/04 at 102.00       AAA     564,057
              1994, 6.200%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
              Insured

       1,000 Woodridge Local School District, Ohio, General Obligation    12/04 at 102.00       AAA   1,043,540
              Bonds, Series 1994, 6.000%, 12/01/19 (Pre-refunded to
              12/01/04) - AMBAC Insured

       1,230 Youngstown State University, Ohio, General Receipts Bonds,   12/04 at 102.00       AAA   1,285,707
              Series 1994, 6.000%, 12/15/16 (Pre-refunded to 12/15/04) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 7.9%

       1,535 Cleveland, Ohio, Public Power System First Mortgage Revenue     No Opt. Call       AAA   1,020,929
              Bonds, Series 1994A, 0.000%, 11/15/13 - MBIA Insured

       2,500 Cleveland, Ohio, Public Power System, First Mortgage         11/06 at 102.00       AAA   2,505,900
              Revenue Refunding Bonds, Series 1996, Sub-Series 1,
              5.000%, 11/15/24 - MBIA Insured

         565 Lebanon, Ohio, Electric System Mortgage Revenue Bonds,       12/10 at 101.00       AAA     612,839
              Series 2001, 5.500%, 12/01/17 - AMBAC Insured

             Ohio Municipal Electric Generation Agency, Beneficial
             Interest Certificates, Joint Venture 5, Belleville
             Hydroelectric Project, American Municipal Power Ohio, Inc.,
             Series 2004:
       3,775  5.000%, 2/15/21 - AMBAC Insured                              2/14 at 100.00       AAA   3,840,119
       2,295  5.000%, 2/15/23 - AMBAC Insured                              2/14 at 100.00       AAA   2,311,524

       1,750 Ohio Air Quality Development Authority, Pollution Control     6/04 at 101.00       AAA   1,773,713
              Revenue Bonds, Columbus Southern Power Company Project,
              Series 1985A, 6.375%, 12/01/20 - FGIC Insured

      10,500 Ohio Air Quality Development Authority, Revenue Refunding     9/05 at 102.00       Ba1  10,499,685
              Bonds, Dayton Power and Light Company Project, Series
              1995, 6.100%, 9/01/30

       5,000 Ohio Air Quality Development Authority, Revenue Bonds, JMG    4/07 at 102.00       AAA   5,182,750
              Funding Limited Partnership Project, Series 1997, 5.625%,
              1/01/23 (Alternative Minimum Tax) - AMBAC Insured

         500 Ohio Water Development Authority, Collateralized Water        8/04 at 100.00      BBB-     510,825
              Revenue Refunding Bonds, Dayton Power and Light Company,
              Series 1992A, 6.400%, 8/15/27

      11,350 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R  10,449,718
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)

       1,545 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call        A-     805,548
              Refunding Bonds, Series 1989O, 0.000%, 7/01/17

       4,460 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3   4,629,168
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, Series 2000A, 6.625%,
              6/01/26 (Alternative Minimum Tax)

----
45

Portfolio of Investments
NUVEEN OHIO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call
Amount (000) Description                                                      Provisions* Ratings** Market Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.6%

    $  3,000 Butler County, Ohio, Sewer System Revenue Bonds, Series      12/06 at 101.00       AAA $  3,127,500
              1996, 5.250%, 12/01/21 - AMBAC Insured

       2,000 Cincinnati, Ohio, Water System Revenue Bonds, Series 2003,    6/11 at 100.00       AA+    2,017,040
              5.000%, 12/01/23

             Cincinnati, Ohio, Water System Revenue Bonds, ROLS
             RR-II-R212 Series:
       1,300  12.570%, 12/01/11 (IF)                                       6/11 at 100.00       AAA    1,631,526
       1,640  12.580%, 12/01/12 (IF)                                       6/11 at 100.00       AAA    2,004,654
         550  12.620%, 12/01/13 (IF)                                       6/11 at 100.00       AAA      668,316

      10,000 Cleveland, Ohio, Waterworks First Mortgage Revenue              No Opt. Call       AAA   10,944,500
              Refunding and Improvement Bonds, Series 1993G, 5.500%,
              1/01/21 - MBIA Insured

       1,600 Greene County, Ohio, Water System Revenue Bonds, Series      12/07 at 102.00       AAA    1,772,991
              1996, 6.125%, 12/01/21 - FGIC Insured

       4,260 Ohio Water Development Authority, Community Assistance       12/07 at 102.00       AAA    4,406,670
              Bonds, Series 1997, 5.375%, 12/01/24 - AMBAC Insured

       2,000 Ohio Water Development Authority, Revenue Bonds, Fresh        6/08 at 101.00       AAA    2,029,400
              Water Development, Series 1998, 5.125%, 12/01/23 - AMBAC
              Insured

       1,255 Ohio Water Development Authority, Revenue Bonds, Fresh        6/14 at 100.00       AAA    1,366,580
              Water Development, Series 2004, 5.250%, 12/01/15

         620 Toledo, Ohio, Sewerage System Mortgage Revenue Bonds,        11/04 at 102.00       AAA      644,400
              Series 1994, 6.350%, 11/15/17 - AMBAC Insured

         390 Toledo, Ohio, Water System Mortgage Revenue Bonds, Series    11/04 at 102.00       AAA      405,640
              1994, 6.450%, 11/15/24 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
    $534,906 Total Long-Term Investments (cost $525,928,719) - 98.2%                                 547,882,113
----------------------------------------------------------------------------------------------------------------
------------ Other Assets Less Liabilities - 1.8%                                                     10,244,774
             --------------------------------------------------------------------------------------------------
           . Net Assets - 100%                                                                      $558,126,887
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
46

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.2%

     $   475 Ashland Housing Authority, Wisconsin, Student Housing         4/08 at 100.00       Aaa $  478,439
              Revenue Bonds, Northland College Project, Series 1998,
              5.100%, 4/01/18

         500 Madison Community Development Authority, Wisconsin, Revenue  11/06 at 102.00       AA-    508,250
              Bonds, Fluno Center Project, Series 1998A, 5.000%, 11/01/20

         370 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB    361,568
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Series 1999, 5.375%, 2/01/29

         200 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB    201,604
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart Project, Series 2001, 5.250%, 9/01/21

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB    977,130
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project Refunding, Series 2002, 5.500%, 12/01/31
--------------------------------------------------------------------------------------------------------------
             Healthcare - 2.1%

         500 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA    520,265
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/24 - MBIA Insured

         450 Puerto Rico Industrial, Tourist, Educational, Medical and     8/05 at 101.50       AAA    476,055
              Environmental Control Facilities Financing Authority,
              Insured Mortgage Hospital Revenue Bonds, Doctor Pila
              Hospital, Series 1995A, 5.875%, 8/01/12
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.4%

             Dane County Housing Authority, Wisconsin, Multifamily
             Housing Revenue Bonds, Forest Harbor Apartments Project,
             Series 1994:
          25  5.900%, 7/01/12 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     24,354
          50  5.950%, 7/01/13 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     48,289
          50  6.000%, 7/01/14 (Pre-refunded to 7/01/04)                    7/04 at 100.00       N/R     47,980

         675 Kenosha Housing Authority, Wisconsin, GNMA Collateralized     5/08 at 102.00       N/R    696,870
              Multifamily Housing Revenue Bonds, Villa Ciera, Inc.
              Project, Series 2000A, 5.900%, 11/20/30

         570 Lake Delton Community Development Agency, Wisconsin, GNMA     1/12 at 102.00       N/R    572,993
              Collateralized Multifamily Housing Revenue Bonds, Woodland
              Park Project, Series 2001, 5.300%, 2/20/31 (Alternative
              Minimum Tax)

       1,000 Madison Community Development Authority, Wisconsin, GNMA      9/06 at 102.00       AAA  1,007,150
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Glen Apartments, Series 1999A, 5.500%, 9/20/29
              (Alternative Minimum Tax)

         200 Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured     8/07 at 102.00       N/R    206,064
              Multifamily Housing Revenue Bonds, City Hall Square
              Apartments, Series 1993, 6.000%, 8/01/22 (Alternative
              Minimum Tax)

         500 Sheboygan Housing Authority, Wisconsin, GNMA Multifamily      5/06 at 102.00       AAA    501,010
              Revenue Refunding Bonds, Lake Shore Apartments, Series
              1998A, 5.100%, 11/20/26

         300 Walworth County Housing Authority, Wisconsin, FHA-Insured     9/05 at 102.00       N/R    304,365
              Housing Revenue Bonds, Kiwanis Heritage, Inc. Senior
              Apartments, Series 1997, 5.550%, 9/01/22

             Waukesha Housing Authority, Wisconsin, GNMA Collateralized
             Mortgage Loan Multifamily Housing Revenue Refunding Bonds,
             Westgrove Woods Project, Series 1996A:
         350  5.800%, 12/01/18 (Alternative Minimum Tax)                  12/06 at 102.00       AAA    358,005
         750  6.000%, 12/01/31 (Alternative Minimum Tax)                  12/06 at 102.00       AAA    762,998
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.6%

         190 Puerto Rico Housing Bank and Finance Agency, Single Family    4/05 at 102.00       AAA    195,415
              Mortgage Revenue Bonds, Affordable Housing Mortgage
              Subsidy Program, Series 1995-I, 6.250%, 4/01/29
              (Alternative Minimum Tax)

          90 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA     91,990
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.3%

       1,120 Waukesha County Housing Authority, Wisconsin, Housing         6/04 at 102.00       N/R  1,116,181
              Revenue Bonds, Arboretum Project, Series 1998, 5.250%,
              12/01/21 (Alternative Minimum Tax) (Mandatory put 12/01/12)

----
47

Portfolio of Investments
NUVEEN WISCONSIN MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 0.5%

     $   250 Guam, General Obligation Bonds, Series 1993A, 5.400%,        11/04 at 101.00         B $  241,240
              11/15/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 59.3%

       1,500 Ashwaubenon Community Development Authority, Wisconsin,       6/12 at 100.00       Aa2  1,514,985
              Lease Revenue Refunding Bonds, Arena Project, Series 2002,
              5.150%, 6/01/29

       1,500 Cudahy Community Development Authority, Wisconsin,            6/06 at 100.00       N/R  1,605,165
              Redevelopment Lease Revenue Bonds, Series 1995, 6.000%,
              6/01/11

       1,000 De Forest Redevelopment Authority, Wisconsin, Redevelopment   2/08 at 100.00       N/R  1,007,750
              Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

         100 Glendale Community Development Authority, Wisconsin,         10/11 at 100.00        A2    102,776
              Community Development Lease Revenue Refunding Bonds, Tax
              Increment District 6, Series 2001, 5.000%, 10/01/19

         350 Green Bay/Brown County Professional Football Stadium          2/11 at 100.00       AAA    359,181
              District, Wisconsin, Sales Tax Revenue Bonds, Lambeau
              Field Renovation Project, Series 2001A, 5.000%, 2/01/19 -
              AMBAC Insured

             Green Bay Redevelopment Authority, Wisconsin, Lease Revenue
             Bonds, Convention Center Project, Series 1999A:
       1,300  5.250%, 6/01/24                                              6/09 at 100.00       Aa2  1,323,790
       1,650  5.100%, 6/01/29                                              6/09 at 100.00       Aa2  1,656,138

         500 Jackson Community Development Authority, Wisconsin, Revenue  12/09 at 100.00       N/R    489,445
              Refunding Bonds, Series 1999, 5.100%, 12/01/17

         960 Madison Community Development Authority, Wisconsin, Lease     3/12 at 100.00       Aa2    900,931
              Revenue Refunding Bonds, Monona Terrace, Series 2002,
              4.375%, 3/01/20

             Milwaukee Redevelopment Authority, Wisconsin, Revenue
              Bonds, Summerfest Project, Series 2001:
         400  4.850%, 8/01/17                                              8/11 at 100.00         A    405,124
       1,000  4.950%, 8/01/20                                              8/11 at 100.00         A  1,011,070

       2,000 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/12 at 100.00       AAA  2,010,580
              Bonds, Neighborhood Public Schools Initiative, Series
              2002A, 4.875%, 8/01/21 - AMBAC Insured

       2,500 Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue   8/13 at 100.00       AAA  2,559,000
              Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 -
              AMBAC Insured

       1,000 Onalaska Community Development Authority, Wisconsin,         10/13 at 100.00        A3    973,430
              Community Development Lease Revenue Bonds, Series 2003,
              4.875%, 10/01/27

       2,500 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-  2,694,800
              Government Facilities Revenue Bonds, Series 1993L, 5.500%,
              7/01/21

         200 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call      BBB+    222,444
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

             Sheboygan County Housing Authority, Wisconsin, Housing
             Revenue Refunding Bonds, Rocky Knoll Health Center, Series
             1994:
         150  5.300%, 12/01/17                                            12/04 at 100.00        A1    150,140
         195  5.300%, 12/01/18                                            12/04 at 100.00        A1    195,090
         395  5.300%, 12/01/19                                            12/04 at 100.00        A1    395,004

             Southeast Wisconsin Professional Baseball Park District,
             Sales Tax Revenue Refunding Bonds, Series 1998A:
         850  5.500%, 12/15/18 - MBIA Insured                                No Opt. Call       AAA    943,364
         400  5.500%, 12/15/19 - MBIA Insured                                No Opt. Call       AAA    443,192
       2,195  5.500%, 12/15/20 - MBIA Insured                                No Opt. Call       AAA  2,426,090
         500  5.500%, 12/15/26 - MBIA Insured                                No Opt. Call       AAA    540,300

         375 Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin,  10/08 at 100.00       N/R    380,573
              Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

         600 Virgin Islands Public Finance Authority, Revenue Refunding   10/08 at 101.00      BBB-    601,854
              Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
              5.625%, 10/01/25

       1,150 Virgin Islands Public Finance Authority, Gross Receipts      10/14 at 100.00       AAA  1,222,094
              Taxes Loan Notes, Series 2003, 5.250%, 10/01/20 - FSA
              Insured

----
48

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

     $   500 Wauwatosa Redevelopment Authority, Milwaukee County,         12/07 at 100.00       AAA $   540,985
              Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%,
              12/01/16 - MBIA Insured

             Wisconsin Center District, Junior Dedicated Tax Revenue
              Refunding Bonds, Series 1999:
       1,000  5.250%, 12/15/23 - FSA Insured                                 No Opt. Call       AAA   1,061,210
         500  5.250%, 12/15/27 - FSA Insured                                 No Opt. Call       AAA     516,960

       2,000 Wisconsin Center District, Senior Dedicated Tax Revenue         No Opt. Call       AAA     509,380
              Refunding Bonds, Series 2003A, 0.000%, 12/15/28 - FSA
              Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC     336,815
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 18.2%

             Ashwaubenon Community Development Authority, Wisconsin,
             Lease Revenue Bonds, Arena Project, Series 1999A:
       2,000  5.700%, 6/01/24 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2***   2,234,400
         700  5.800%, 6/01/29 (Pre-refunded to 6/01/09)                    6/09 at 100.00    Aa2***     785,260

       1,500 Glendale Community Development Authority, Wisconsin,          9/08 at 100.00    N/R***   1,624,785
              Community Development Lease Revenue Bonds, Series 1998A,
              5.400%, 9/01/18 (Pre-refunded to 9/01/08)

         300 Madison Community Development Authority, Wisconsin, Lease     3/05 at 100.00    Aa2***     310,527
              Revenue Bonds, Monona Terrace Community and Convention
              Center, Series 1995, 6.100%, 3/01/10 (Pre-refunded to
              3/01/05)

             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, Series 2000A:
         250  5.375%, 10/01/16                                            10/10 at 101.00       AAA     270,330
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA     798,510

         600 Southeast Wisconsin Professional Baseball Park District,      3/07 at 101.00       AAA     658,863
              Sales Tax Revenue Bonds, Series 1996, 5.800%, 12/15/26
              (Pre-refunded to 3/13/07) - MBIA Insured

       1,000 Southeast Wisconsin Professional Baseball Park District,     12/04 at 100.00       AAA   1,025,980
              Sales Tax Revenue Bonds, Series 1999, 6.100%, 12/15/29
              (Pre-refunded to 12/15/04) - MBIA Insured

       1,000 Wisconsin Center District, Junior Dedicated Tax Revenue      12/06 at 101.00       AAA   1,094,740
              Bonds, Series 1996B, 5.700%, 12/15/20 (Pre-refunded to
              12/15/06)
---------------------------------------------------------------------------------------------------------------
     $47,485 Total Long-Term Investments (cost $46,361,793) - 98.3%                                  47,601,270
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.7%                                                       809,268
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $48,410,538
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
49

Statement of Assets and Liabilities
May 31, 2004

                                      Kansas      Kentucky      Michigan      Missouri          Ohio    Wisconsin
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value
 (cost $123,171,995,
 $459,513,772, $229,278,698,
 $242,179,531, $525,928,719
 and $46,361,793,
 respectively)                 $126,938,470  $474,488,866  $241,608,690  $247,806,634  $547,882,113  $47,601,270
Cash                                428,918       570,803     1,330,407     2,625,834            --      134,212
Receivables:
 Interest                         1,868,504     6,137,361     2,983,082     3,935,387     9,836,734      907,502
 Investments sold                 1,080,034     5,236,167     6,089,700     3,264,335     7,290,748           --
 Shares sold                         31,168       462,573        68,347        82,844        90,080       89,790
Other assets                            417        21,752        13,189         2,570        27,668          157
-----------------------------------------------------------------------------------------------------------------
   Total assets                 130,347,511   486,917,522   252,093,415   257,717,604   565,127,343   48,732,931
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                           --            --            --            --        14,288           --
Payables:
 Investments purchased            2,136,628     6,116,865            --     2,998,431     3,554,956           --
 Shares redeemed                     13,015       932,087       297,031       189,609       741,970      107,792
Accrued expenses:
 Management fees                     59,602       216,785       115,706       116,059       252,119       22,642
 12b-1 distribution and
   service fees                      39,606       115,319        62,419        58,949       108,718       13,355
 Other                               36,184       118,368        78,537        58,871       169,964       16,852
Dividends payable                   458,011     1,846,042       942,582       923,570     2,158,441      161,752
-----------------------------------------------------------------------------------------------------------------
   Total liabilities              2,743,046     9,345,466     1,496,275     4,345,489     7,000,456      322,393
-----------------------------------------------------------------------------------------------------------------
Net assets                     $127,604,465  $477,572,056  $250,597,140  $253,372,115  $558,126,887  $48,410,538
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                     $ 91,743,885  $410,109,265  $179,956,053  $221,954,718  $347,732,722  $39,033,072
Shares outstanding                8,997,398    37,691,365    15,723,459    20,588,238    31,123,978    3,842,323
Net asset value per share      $      10.20  $      10.88  $      11.45  $      10.78  $      11.17  $     10.16
Offering price per share (net
 asset value per share
 plus maximum sales charge of
 4.20% of offering price)      $      10.65  $      11.36  $      11.95  $      11.25  $      11.66  $     10.61
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                     $ 11,001,136  $ 20,874,236  $ 10,111,555  $  9,532,089  $ 26,057,011  $ 4,568,295
Shares outstanding                1,087,052     1,917,850       881,895       883,720     2,335,402      448,731
Net asset value and offering
 price per share               $      10.12  $      10.88  $      11.47  $      10.79  $      11.16  $     10.18
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                     $ 23,655,515  $ 45,303,447  $ 36,911,824  $ 21,402,030  $ 44,574,967  $ 4,631,905
Shares outstanding                2,317,425     4,167,763     3,228,453     1,986,269     3,997,328      454,814
Net asset value and offering
 price per share               $      10.21  $      10.87  $      11.43  $      10.77  $      11.15  $     10.18
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                     $  1,203,929  $  1,285,108  $ 23,617,708  $    483,278  $139,762,187  $   177,266
Shares outstanding                  117,539       118,260     2,063,132        44,772    12,521,990       17,376
Net asset value and offering
 price per share               $      10.24  $      10.87  $      11.45  $      10.79  $      11.16  $     10.20
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                $126,756,701  $464,935,200  $238,963,946  $249,063,493  $538,064,217  $47,696,827
Undistributed
 (Over-distribution of) net
 investment income                 (157,348)     (371,032)     (206,743)     (134,854)      (99,771)     (21,572)
Accumulated net realized gain
 (loss) from investments         (2,761,363)   (1,967,206)     (490,055)   (1,183,627)   (1,790,953)    (504,194)
Net unrealized appreciation
 of investments                   3,766,475    14,975,094    12,329,992     5,627,103    21,953,394    1,239,477
-----------------------------------------------------------------------------------------------------------------
Net assets                     $127,604,465  $477,572,056  $250,597,140  $253,372,115  $558,126,887  $48,410,538
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
50

Statement of Operations
Year Ended May 31, 2004

                                     Kansas      Kentucky      Michigan      Missouri          Ohio    Wisconsin
----------------------------------------------------------------------------------------------------------------
Investment Income              $ 7,229,570  $ 26,767,465  $ 14,635,090  $ 14,160,178  $ 32,348,299  $ 2,507,262
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                    754,591     2,642,597     1,449,762     1,435,603     3,119,661      273,705
12b-1 service fees - Class A       197,084       847,446       382,725       459,705       731,905       79,691
12b-1 distribution and
 service fees - Class B            113,261       203,332       103,280       106,430       259,308       47,406
12b-1 distribution and
 service fees - Class C            193,641       360,790       306,311       172,014       355,132       35,631
Shareholders' servicing agent
 fees and expenses                  80,546       254,076       163,204       127,195       359,580       28,354
Custodian's fees and expenses       43,088       119,308        71,574        76,954       145,850       25,614
Trustees' fees and expenses          3,179        10,731         6,237         5,805        12,352          975
Professional fees                   33,168        28,862        18,592        17,475        39,001        8,112
Shareholders' reports -
 printing and mailing expenses      28,883        68,047        50,229        37,383       128,415       10,162
Federal and state
 registration fees                   6,337         5,696        11,240         9,513         8,960        7,971
Other expenses                       6,360        20,513        12,851        11,422        28,353        3,356
----------------------------------------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement           1,460,138     4,561,398     2,576,005     2,459,499     5,188,517      520,977
 Custodian fee credit               (9,247)      (16,700)       (8,889)       (6,874)       (8,534)      (5,994)
----------------------------------------------------------------------------------------------------------------
Net expenses                     1,450,891     4,544,698     2,567,116     2,452,625     5,179,983      514,983
----------------------------------------------------------------------------------------------------------------
Net investment income            5,778,679    22,222,767    12,067,974    11,707,553    27,168,316    1,992,279
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss) from Investments
Net realized gain (loss) from
 investments                    (1,665,829)   (1,975,667)     (381,658)      443,606     1,763,995      389,437
Net change in unrealized
 appreciation (depreciation)
 of investments                 (5,728,328)  (16,569,142)  (12,892,193)  (12,919,701)  (33,135,955)  (2,742,604)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from
 investments                    (7,394,157)  (18,544,809)  (13,273,851)  (12,476,095)  (31,371,960)  (2,353,167)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from operations    $(1,615,478) $  3,677,958  $ (1,205,877) $   (768,542) $ (4,203,644) $  (360,888)
----------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
51

Statement of Changes in Net Assets

                                                   Kansas                     Kentucky
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  5,778,679  $  5,907,144  $ 22,222,767  $ 22,632,364
Net realized gain (loss) from
 investments                               (1,665,829)      158,850    (1,975,667)    2,114,527
Net change in unrealized appreciation
 (depreciation) of investments             (5,728,328)    6,480,501   (16,569,142)   16,859,562
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (1,615,478)   12,546,495     3,677,958    41,606,453
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,349,593)   (4,628,215)  (19,890,380)  (20,028,647)
 Class B                                     (440,052)     (452,354)     (841,490)     (762,133)
 Class C                                   (1,002,336)     (841,745)   (2,003,684)   (1,946,364)
 Class R                                      (54,894)      (67,888)      (58,747)      (51,875)
From accumulated net realized gains
 from investment transactions:
 Class A                                           --            --    (1,451,394)     (289,143)
 Class B                                           --            --       (73,792)      (13,099)
 Class C                                           --            --      (163,017)      (32,628)
 Class R                                           --            --        (4,045)         (713)
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (5,846,875)   (5,990,202)  (24,486,549)  (23,124,602)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           14,588,942    23,090,960    41,174,702    50,759,048
Net proceeds from shares issued to
 shareholders due
 to reinvestment of distributions           2,860,449     2,915,310    12,028,415    11,151,301
------------------------------------------------------------------------------------------------
                                           17,449,391    26,006,270    53,203,117    61,910,349
Cost of shares redeemed                   (24,476,334)  (15,507,694)  (54,176,868)  (47,280,723)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (7,026,943)   10,498,576      (973,751)   14,629,626
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (14,489,296)   17,054,869   (21,782,342)   33,111,477
Net assets at the beginning of year       142,093,761   125,038,892   499,354,398   466,242,921
------------------------------------------------------------------------------------------------
Net assets at the end of year            $127,604,465  $142,093,761  $477,572,056  $499,354,398
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (157,348) $    (88,597) $   (371,032) $    208,962
------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
52

                                                  Michigan                    Missouri
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 12,067,974  $ 12,881,062  $ 11,707,553  $ 11,659,089
Net realized gain (loss) from
 investments                                 (381,658)    2,802,585       443,606       117,007
Net change in unrealized appreciation
 (depreciation) of investments            (12,892,193)   11,764,886   (12,919,701)   11,511,004
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (1,205,877)   27,448,533      (768,542)   23,287,100
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (8,999,938)   (9,642,292)  (10,177,283)  (10,568,434)
 Class B                                     (426,071)     (407,534)     (410,400)     (431,777)
 Class C                                   (1,693,924)   (1,748,339)     (888,249)     (919,808)
 Class R                                   (1,182,789)   (1,207,750)      (23,566)      (25,536)
From accumulated net realized gains
 from investment transactions:
 Class A                                   (2,004,173)     (124,373)           --            --
 Class B                                     (114,034)       (6,398)           --            --
 Class C                                     (422,817)      (26,125)           --            --
 Class R                                     (251,531)      (15,064)           --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (15,095,277)  (13,177,875)  (11,499,498)  (11,945,555)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           19,888,293    23,926,058    24,186,720    37,213,355
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              5,922,909     4,784,615     5,132,188     5,035,402
------------------------------------------------------------------------------------------------
                                           25,811,202    28,710,673    29,318,908    42,248,757
Cost of shares redeemed                   (43,387,219)  (35,934,398)  (33,456,713)  (21,376,429)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions             (17,576,017)   (7,223,725)   (4,137,805)   20,872,328
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (33,877,171)    7,046,933   (16,405,845)   32,213,873
Net assets at the beginning of year       284,474,311   277,427,378   269,777,960   237,564,087
------------------------------------------------------------------------------------------------
Net assets at the end of year            $250,597,140  $284,474,311  $253,372,115  $269,777,960
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (206,743) $    140,194  $   (134,854) $   (334,393)
------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
53

                                                    Ohio                     Wisconsin
                                         --------------------------  -------------------------
                                            Year Ended    Year Ended    Year Ended   Year Ended
                                               5/31/04       5/31/03       5/31/04      5/31/03
-----------------------------------------------------------------------------------------------
Operations
Net investment income                    $ 27,168,316  $ 28,122,835  $  1,992,279  $ 2,055,274
Net realized gain (loss) from
 investments                                1,763,995     1,268,680       389,437     (213,617)
Net change in unrealized appreciation
 (depreciation) of investments            (33,135,955)   31,686,941    (2,742,604)   2,623,140
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (4,203,644)   61,078,456      (360,888)   4,464,797
-----------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                  (17,203,763)  (17,957,323)   (1,678,781)  (1,758,397)
 Class B                                   (1,085,124)     (993,978)     (174,560)    (197,486)
 Class C                                   (1,982,379)   (2,010,781)     (173,583)    (139,711)
 Class R                                   (7,215,607)   (7,473,631)       (7,838)      (5,832)
From accumulated net realized gains
 from investment transactions:
 Class A                                           --            --            --           --
 Class B                                           --            --            --           --
 Class C                                           --            --            --           --
 Class R                                           --            --            --           --
-----------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders            (27,486,873)  (28,435,713)   (2,034,762)  (2,101,426)
-----------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           37,222,137    44,313,612     6,672,641    7,418,035
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                             13,107,814    13,425,680     1,197,776    1,257,045
-----------------------------------------------------------------------------------------------
                                           50,329,951    57,739,292     7,870,417    8,675,080
Cost of shares redeemed                   (79,991,538)  (65,962,814)  (10,096,228)  (6,808,683)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions             (29,661,587)   (8,223,522)   (2,225,811)   1,866,397
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (61,352,104)   24,419,221    (4,621,461)   4,229,768
Net assets at the beginning of year       619,478,991   595,059,770    53,031,999   48,802,231
-----------------------------------------------------------------------------------------------
Net assets at the end of year            $558,126,887  $619,478,991  $ 48,410,538  $53,031,999
-----------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the
 end of year                             $    (99,771) $    191,800  $    (21,572) $    20,591
-----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
54

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Kansas Municipal Bond Fund ("Kansas"), Nuveen Kentucky Municipal Bond Fund ("Kentucky"), Nuveen Michigan Municipal Bond Fund ("Michigan"), Nuveen Missouri Municipal Bond Fund ("Missouri"), Nuveen Ohio Municipal Bond Fund ("Ohio") and Nuveen Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Kentucky, Missouri and Ohio had outstanding when-issued or delayed delivery purchase commitments of $6,116,865, $2,998,431 and $3,554,956, respectively. There were no such outstanding purchase commitments in Kansas, Michigan, or Wisconsin.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.


----
55

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Kentucky, Michigan and Ohio invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Kansas, Missouri and Wisconsin did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
56

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Kansas
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    793,968  $  8,303,025   1,063,903  $ 11,127,933
 Class B                                     59,064       615,299     261,424     2,722,034
 Class C                                    526,585     5,524,723     862,578     9,029,763
 Class R                                     13,736       145,895      20,017       211,230
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    200,112     2,092,048     213,938     2,232,298
 Class B                                     19,035       197,536      20,670       214,205
 Class C                                     53,905       564,187      44,657       466,919
 Class R                                        636         6,678         180         1,888
--------------------------------------------------------------------------------------------
                                          1,667,041    17,449,391   2,487,367    26,006,270
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,557,318)  (16,264,216) (1,122,005)  (11,705,711)
 Class B                                   (188,261)   (1,938,824)    (87,869)     (908,480)
 Class C                                   (586,380)   (6,086,120)   (233,992)   (2,447,500)
 Class R                                    (17,937)     (187,174)    (42,271)     (446,003)
--------------------------------------------------------------------------------------------
                                         (2,349,896)  (24,476,334) (1,486,137)  (15,507,694)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (682,855) $ (7,026,943)  1,001,230  $ 10,498,576
--------------------------------------------------------------------------------------------

                                                              Kentucky
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,858,255  $ 31,892,416   2,987,211  $ 33,128,568
 Class B                                    249,021     2,763,418     429,304     4,755,279
 Class C                                    572,512     6,394,052   1,153,800    12,772,504
 Class R                                     11,133       124,816       9,266       102,697
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    932,474    10,375,268     881,467     9,748,497
 Class B                                     45,210       503,135      36,069       399,076
 Class C                                     98,888     1,099,196      86,797       959,216
 Class R                                      4,573        50,816       4,032        44,512
--------------------------------------------------------------------------------------------
                                          4,772,066    53,203,117   5,587,946    61,910,349
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (3,709,929)  (41,162,021) (3,595,606)  (39,730,221)
 Class B                                   (244,740)   (2,709,713)   (135,981)   (1,503,715)
 Class C                                   (930,718)  (10,295,377)   (547,753)   (6,046,787)
 Class R                                       (899)       (9,757)         --            --
--------------------------------------------------------------------------------------------
                                         (4,886,286)  (54,176,868) (4,279,340)  (47,280,723)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (114,220) $   (973,751)  1,308,606  $ 14,629,626
--------------------------------------------------------------------------------------------


----
57

                                                                       Michigan
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,173,770  $ 13,773,949   1,147,174  $ 13,590,360
  Class B                                            103,810     1,221,861     191,037     2,263,633
  Class C                                            344,503     4,053,427     613,129     7,268,172
  Class R                                             71,099       839,056      68,242       803,893
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            341,045     4,005,239     275,851     3,261,898
  Class B                                             17,765       208,791      11,689       138,439
  Class C                                             60,648       711,144      47,722       563,598
  Class R                                             84,936       997,735      69,386       820,680
-----------------------------------------------------------------------------------------------------
                                                   2,197,576    25,811,202   2,424,230    28,710,673
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,625,909)  (30,776,396) (2,403,385)  (28,411,154)
  Class B                                           (157,814)   (1,844,648)    (81,059)     (960,241)
  Class C                                           (774,769)   (9,064,066)   (421,866)   (4,999,002)
  Class R                                           (144,833)   (1,702,109)   (131,775)   (1,564,001)
-----------------------------------------------------------------------------------------------------
                                                  (3,703,325)  (43,387,219) (3,038,085)  (35,934,398)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,505,749) $(17,576,017)   (613,855) $ (7,223,725)
-----------------------------------------------------------------------------------------------------

                                                                       Missouri
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,896,429  $ 20,766,655   2,629,463  $ 28,861,715
  Class B                                            106,461     1,175,381     306,097     3,367,562
  Class C                                            204,008     2,244,513     453,975     4,984,078
  Class R                                                 15           171          --            --
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            418,334     4,614,441     413,086     4,534,618
  Class B                                             18,993       209,608      17,952       197,082
  Class C                                             27,661       305,073      27,386       300,388
  Class R                                                278         3,066         302         3,314
-----------------------------------------------------------------------------------------------------
                                                   2,672,179    29,318,908   3,848,261    42,248,757
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,434,553)  (26,768,972) (1,563,588)  (17,165,813)
  Class B                                           (295,500)   (3,248,762)   (111,014)   (1,216,887)
  Class C                                           (311,727)   (3,408,979)   (272,997)   (2,993,729)
  Class R                                             (2,688)      (30,000)         --            --
-----------------------------------------------------------------------------------------------------
                                                  (3,044,468)  (33,456,713) (1,947,599)  (21,376,429)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (372,289) $ (4,137,805)  1,900,662  $ 20,872,328
-----------------------------------------------------------------------------------------------------


----
58

                                                                         Ohio
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,304,454  $ 26,549,245   2,388,290  $ 27,234,695
  Class B                                            267,211     3,083,903     520,124     5,932,156
  Class C                                            489,022     5,609,952     619,754     7,076,225
  Class R                                            171,767     1,979,037     358,046     4,070,536
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            599,545     6,881,391     625,025     7,115,671
  Class B                                             34,215       392,111      30,778       350,186
  Class C                                             66,384       760,754      69,847       794,388
  Class R                                            442,465     5,073,558     454,082     5,165,435
-----------------------------------------------------------------------------------------------------
                                                   4,375,063    50,329,951   5,065,946    57,739,292
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (4,517,200)  (51,533,122) (4,260,086)  (48,660,023)
  Class B                                           (352,580)   (4,031,327)   (176,004)   (1,989,404)
  Class C                                           (894,505)  (10,208,729)   (388,410)   (4,420,801)
  Class R                                         (1,243,807)  (14,218,360)   (955,771)  (10,892,586)
-----------------------------------------------------------------------------------------------------
                                                  (7,008,092)  (79,991,538) (5,780,271)  (65,962,814)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (2,633,029) $(29,661,587)   (714,325) $ (8,223,522)
-----------------------------------------------------------------------------------------------------

                                                                       Wisconsin
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            464,905  $  4,873,006     478,781  $  4,961,350
  Class B                                             38,553       404,420      73,841       769,287
  Class C                                            132,785     1,393,067     156,529     1,621,327
  Class R                                                197         2,148       6,385        66,071
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             94,737       985,477     101,556     1,048,681
  Class B                                              9,370        97,772      11,032       114,246
  Class C                                             10,299       107,357       8,551        88,556
  Class R                                                687         7,170         536         5,562
-----------------------------------------------------------------------------------------------------
                                                     751,533     7,870,417     837,211     8,675,080
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (704,255)   (7,287,114)   (559,306)   (5,764,985)
  Class B                                           (158,637)   (1,626,947)    (39,206)     (401,473)
  Class C                                           (114,245)   (1,182,167)    (62,106)     (642,225)
  Class R                                                 --            --          --            --
-----------------------------------------------------------------------------------------------------
                                                    (977,137)  (10,096,228)   (660,618)   (6,808,683)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (225,604) $ (2,225,811)    176,593  $  1,866,397
-----------------------------------------------------------------------------------------------------


----
59

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                 Kansas    Kentucky    Michigan    Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------
Purchases   $15,241,426 $76,336,863 $24,644,264 $32,906,462 $ 68,329,638 $10,348,616
Sales and
 maturities  19,885,363  75,776,258  50,984,105  39,912,074  103,072,908  11,121,192
------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                          Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
------------------------------------------------------------------------------------------------
Cost of investments $123,156,590 $459,343,030 $229,348,955 $242,137,366 $525,495,659 $46,345,125
------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                 Kansas     Kentucky     Michigan     Missouri         Ohio   Wisconsin
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 5,040,963  $19,164,047  $14,386,649  $ 8,413,622  $26,964,693  $1,703,812
  Depreciation                              (1,259,083)  (4,018,211)  (2,126,914)  (2,744,354)  (4,578,239)   (447,667)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 3,781,880  $15,145,836  $12,259,735  $ 5,669,268  $22,386,454  $1,256,145
-----------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                            Kansas   Kentucky Michigan Missouri       Ohio Wisconsin
----------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $285,259 $1,271,426 $587,061 $746,553 $1,625,609  $123,512
Undistributed net ordinary income*              --         --   16,192       --         --        --
Undistributed net long-term capital gains       --         --       --       --         --        --
----------------------------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,889,048 $22,797,140 $12,369,021 $11,548,175 $27,679,862 $2,048,961
Distributions from net ordinary income*                --      66,682      78,164          --       9,397      1,079
Distributions from net long-term capital gains         --   1,687,946   2,769,039          --          --         --
--------------------------------------------------------------------------------------------------------------------

2003                                               Kansas    Kentucky    Michigan    Missouri        Ohio  Wisconsin
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $5,966,173 $22,742,904 $13,042,876 $11,944,635 $28,473,859 $2,099,102
Distributions from net ordinary income*                --          --      16,718          --          --         --
Distributions from net long-term capital gains         --     335,583     155,242          --          --         --
--------------------------------------------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

               Kansas   Kentucky Michigan   Missouri       Ohio Wisconsin
      -------------------------------------------------------------------
      2008 $  671,721 $       -- $     -- $  287,168 $       --  $     --
      2009    424,368         --       --    691,893         --   504,194
      2010         --         --       --    204,566  1,790,953        --
      2011         --         --       --         --         --        --
      2012  1,614,137  1,829,281  225,407         --         --        --
      -------------------------------------------------------------------
           $2,710,226 $1,829,281 $225,407 $1,183,627 $1,790,953  $504,194
      -------------------------------------------------------------------


----
60

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2003 through May 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                             Kansas Kentucky Michigan
                          ---------------------------
                            $51,137 $105,059  $61,811
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                         Kansas Kentucky Michigan Missouri     Ohio Wisconsin
---------------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $197,237 $864,139 $211,365 $358,806 $432,159  $125,889
Paid to authorized dealers (unaudited)  169,033  752,296  186,486  317,125  381,424   109,860
---------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                 Kansas Kentucky Michigan Missouri     Ohio Wisconsin
-------------------------------------------------------------------------------------
Commission advances (unaudited) $91,453 $224,706 $110,151 $138,797 $187,477   $38,534
-------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:


----
61

                                  Kansas Kentucky Michigan Missouri     Ohio Wisconsin
--------------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $145,146 $224,714 $131,821 $112,780 $260,926   $50,664
--------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                            Kansas Kentucky Michigan Missouri    Ohio Wisconsin
 ------------------------------------------------------------------------------
 CDSC retained (unaudited) $47,908  $71,874  $35,890  $73,483 $74,534   $38,502
 ------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                    Kansas Kentucky Michigan Missouri   Ohio Wisconsin
         -------------------------------------------------------------
         Dividend
          per
          share:
          Class A   $.0375   $.0425   $.0435   $.0400 $.0430    $.0345
          Class B    .0310    .0355    .0360    .0330  .0360     .0285
          Class C    .0330    .0375    .0380    .0350  .0380     .0300
          Class R    .0395    .0440    .0455    .0420  .0450     .0365
         -------------------------------------------------------------


----
62

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     --------


KANSAS


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending               Ending
                 Net   Invest-       ment         Invest-                    Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (1/92)
  2004        $10.77      $.46      $(.57) $(.11)   $(.46)     $-- $(.46) $10.20     (1.02)% $ 91,744
  2003         10.25       .48        .52   1.00     (.48)      --  (.48)  10.77     10.03    102,938
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      6.06     96,411
  2001          9.54       .51        .62   1.13     (.51)      --  (.51)  10.16     12.02     91,062
  2000         10.49       .50       (.96)  (.46)    (.49)      --  (.49)   9.54     (4.38)    86,460
Class B (2/97)
  2004         10.69       .38       (.57)  (.19)    (.38)      --  (.38)  10.12     (1.77)    11,001
  2003         10.18       .40        .52    .92     (.41)      --  (.41)  10.69      9.18     12,797
  2002         10.09       .42        .11    .53     (.44)      --  (.44)  10.18      5.30     10,210
  2001          9.48       .44        .61   1.05     (.44)      --  (.44)  10.09     11.17      6,851
  2000         10.43       .42       (.95)  (.53)    (.42)      --  (.42)   9.48     (5.14)     5,361
Class C (2/97)
  2004         10.78       .40       (.56)  (.16)    (.41)      --  (.41)  10.21     (1.53)    23,656
  2003         10.27       .42        .52    .94     (.43)      --  (.43)  10.78      9.35     25,049
  2002         10.17       .44        .12    .56     (.46)      --  (.46)  10.27      5.60     16,943
  2001          9.56       .46        .61   1.07     (.46)      --  (.46)  10.17     11.29      6,359
  2000         10.51       .45       (.96)  (.51)    (.44)      --  (.44)   9.56     (4.89)     5,633
Class R (2/97)
  2004         10.82       .48       (.58)  (.10)    (.48)      --  (.48)  10.24      (.89)     1,204
  2003         10.30       .50        .53   1.03     (.51)      --  (.51)  10.82     10.23      1,310
  2002         10.20       .53        .11    .64     (.54)      --  (.54)  10.30      6.38      1,475
  2001          9.59       .54        .60   1.14     (.53)      --  (.53)  10.20     12.12      1,967
  2000         10.55       .52       (.96)  (.44)    (.52)      --  (.52)   9.59     (4.22)     1,360
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
KANSAS     -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (1/92)
  2004          .90%    4.36%      .90%    4.36%      .89%    4.37%        11%
  2003          .88     4.57       .88     4.57       .87     4.58         12
  2002          .90     4.90       .90     4.90       .89     4.91         17
  2001          .90     5.13       .90     5.13       .89     5.14         18
  2000         1.01     5.04      1.01     5.05      1.00     5.06         54
Class B (2/97)
  2004         1.64     3.61      1.64     3.61      1.64     3.62         11
  2003         1.63     3.81      1.63     3.81      1.62     3.82         12
  2002         1.65     4.13      1.65     4.13      1.64     4.15         17
  2001         1.65     4.38      1.65     4.38      1.64     4.39         18
  2000         1.77     4.31      1.77     4.31      1.76     4.32         54
Class C (2/97)
  2004         1.45     3.81      1.45     3.81      1.44     3.82         11
  2003         1.43     4.01      1.43     4.01      1.42     4.02         12
  2002         1.44     4.31      1.44     4.31      1.43     4.32         17
  2001         1.45     4.58      1.45     4.58      1.44     4.59         18
  2000         1.57     4.51      1.56     4.51      1.56     4.52         54
Class R (2/97)
  2004          .70     4.56       .70     4.56       .69     4.57         11
  2003          .68     4.77       .68     4.77       .67     4.78         12
  2002          .70     5.12       .70     5.12       .69     5.13         17
  2001          .69     5.33       .69     5.33       .68     5.34         18
  2000          .85     5.32       .85     5.32       .84     5.33         54
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
63

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


KENTUCKY


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending              Ending
                 Net   Invest-       ment         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (5/87)
  2004        $11.35      $.51      $(.42) $ .09    $(.52)   $(.04) $(.56) $10.88       .90% $410,109
  2003         10.92       .53        .44    .97     (.53)    (.01)  (.54)  11.35      9.03   426,782
  2002         10.80       .54        .12    .66     (.54)      --   (.54)  10.92      6.22   407,706
  2001         10.30       .55        .50   1.05     (.55)      --   (.55)  10.80     10.40   403,793
  2000         11.22       .55       (.92)  (.37)    (.55)      --   (.55)  10.30     (3.27)  394,048
Class B (2/97)
  2004         11.35       .43       (.42)   .01     (.44)    (.04)  (.48)  10.88       .14    20,874
  2003         10.92       .45        .44    .89     (.45)    (.01)  (.46)  11.35      8.21    21,206
  2002         10.80       .46        .12    .58     (.46)      --   (.46)  10.92      5.42    16,808
  2001         10.30       .47        .51    .98     (.48)      --   (.48)  10.80      9.60    12,977
  2000         11.22       .47       (.92)  (.45)    (.47)      --   (.47)  10.30     (3.99)   10,148
Class C (10/93)
  2004         11.34       .45       (.42)   .03     (.46)    (.04)  (.50)  10.87       .35    45,303
  2003         10.91       .47        .44    .91     (.47)    (.01)  (.48)  11.34      8.45    50,194
  2002         10.79       .48        .12    .60     (.48)      --   (.48)  10.91      5.64    40,746
  2001         10.29       .49        .50    .99     (.49)      --   (.49)  10.79      9.80    35,770
  2000         11.21       .50       (.93)  (.43)    (.49)      --   (.49)  10.29     (3.82)   31,078
Class R (2/97)
  2004         11.33       .53       (.41)   .12     (.54)    (.04)  (.58)  10.87      1.15     1,285
  2003         10.90       .55        .44    .99     (.55)    (.01)  (.56)  11.33      9.23     1,172
  2002         10.78       .57        .11    .68     (.56)      --   (.56)  10.90      6.40       983
  2001         10.27       .57        .51   1.08     (.57)      --   (.57)  10.78     10.72       889
  2000         11.20       .57       (.93)  (.36)    (.57)      --   (.57)  10.27     (3.18)      842
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
KENTUCKY             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (5/87)
  2004          .84%    4.58%      .84%    4.58%      .83%    4.58%        16%
  2003          .84     4.79       .84     4.79       .83     4.79         14
  2002          .85     4.99       .85     4.99       .84     5.00         14
  2001          .87     5.11       .87     5.11       .85     5.13         14
  2000          .96     5.23       .96     5.23       .96     5.23          7
Class B (2/97)
  2004         1.59     3.83      1.59     3.83      1.58     3.83         16
  2003         1.59     4.04      1.59     4.04      1.58     4.04         14
  2002         1.59     4.24      1.59     4.24      1.58     4.25         14
  2001         1.62     4.36      1.62     4.36      1.60     4.38         14
  2000         1.72     4.48      1.72     4.48      1.72     4.48          7
Class C (10/93)
  2004         1.39     4.03      1.39     4.03      1.38     4.03         16
  2003         1.39     4.24      1.39     4.24      1.38     4.24         14
  2002         1.40     4.44      1.40     4.44      1.39     4.45         14
  2001         1.42     4.56      1.42     4.56      1.40     4.58         14
  2000         1.51     4.68      1.51     4.68      1.51     4.68          7
Class R (2/97)
  2004          .64     4.78       .64     4.78       .63     4.78         16
  2003          .64     4.99       .64     4.99       .63     4.99         14
  2002          .65     5.19       .65     5.19       .64     5.20         14
  2001          .67     5.31       .67     5.31       .65     5.33         14
  2000          .77     5.43       .77     5.43       .77     5.43          7
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
64

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                         Investment Operations        Less Distributions
                     ----------------------------  -----------------------                     --------


MICHIGAN


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-              Net                  Ending               Ending
                 Net   Invest-       ment          Invest-                     Net                  Net
Year Ended     Asset      ment       Gain             ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)    Total  Income    Gains   Total  Value Return(b)      (000)
--------------------------------------------------------------------------------------------------------
Class A (6/85)
  2004        $12.16      $.54     $ (.58) $ (.04)   $(.55)   $(.12) $(.67) $11.45      (.27)% $179,956
  2003         11.55       .55        .63    1.18     (.56)    (.01)  (.57)  12.16     10.40    204,652
  2002         11.39       .56        .20     .76     (.57)    (.03)  (.60)  11.55      6.70    205,808
  2001         10.75       .58        .63    1.21     (.57)      --   (.57)  11.39     11.45    211,992
  2000         11.83       .58      (1.03)   (.45)    (.58)    (.05)  (.63)  10.75     (3.80)   208,290
Class B (2/97)
  2004         12.18       .45       (.58)   (.13)    (.46)    (.12)  (.58)  11.47     (1.03)    10,112
  2003         11.57       .46        .63    1.09     (.47)    (.01)  (.48)  12.18      9.56     11,179
  2002         11.41       .48        .19     .67     (.48)    (.03)  (.51)  11.57      5.88      9,214
  2001         10.77       .50        .63    1.13     (.49)      --   (.49)  11.41     10.61      8,642
  2000         11.85       .50      (1.03)   (.53)    (.50)    (.05)  (.55)  10.77     (4.52)     7,741
Class C (6/93)
  2004         12.14       .48       (.58)   (.10)    (.49)    (.12)  (.61)  11.43      (.83)    36,912
  2003         11.54       .49        .61    1.10     (.49)    (.01)  (.50)  12.14      9.71     43,693
  2002         11.38       .50        .19     .69     (.50)    (.03)  (.53)  11.54      6.11     38,763
  2001         10.74       .52        .63    1.15     (.51)      --   (.51)  11.38     10.84     36,123
  2000         11.82       .52      (1.03)   (.51)    (.52)    (.05)  (.57)  10.74     (4.35)    35,678
Class R (2/97)
  2004         12.16       .57       (.58)   (.01)    (.58)    (.12)  (.70)  11.45      (.07)    23,618
  2003         11.56       .58        .61    1.19     (.58)    (.01)  (.59)  12.16     10.53     24,951
  2002         11.39       .59        .20     .79     (.59)    (.03)  (.62)  11.56      6.99     23,643
  2001         10.75       .60        .63    1.23     (.59)      --   (.59)  11.39     11.63     22,799
  2000         11.83       .60      (1.03)   (.43)    (.60)    (.05)  (.65)  10.75     (3.62)    22,035
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
MICHIGAN   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2004          .87%    4.61%      .87%    4.61%      .86%    4.61%         9%
  2003          .86     4.67       .86     4.67       .86     4.67         10
  2002          .87     4.86       .87     4.86       .87     4.86         19
  2001          .87     5.15       .87     5.15       .86     5.16         11
  2000          .97     5.22       .97     5.22       .96     5.22         28
Class B (2/97)
  2004         1.62     3.86      1.62     3.86      1.61     3.86          9
  2003         1.61     3.91      1.61     3.91      1.61     3.92         10
  2002         1.62     4.11      1.62     4.11      1.62     4.11         19
  2001         1.62     4.40      1.62     4.40      1.61     4.41         11
  2000         1.73     4.48      1.73     4.48      1.72     4.49         28
Class C (6/93)
  2004         1.42     4.06      1.42     4.06      1.41     4.06          9
  2003         1.41     4.12      1.41     4.12      1.41     4.12         10
  2002         1.42     4.31      1.42     4.31      1.42     4.31         19
  2001         1.42     4.60      1.42     4.60      1.41     4.61         11
  2000         1.51     4.66      1.51     4.66      1.50     4.67         28
Class R (2/97)
  2004          .67     4.81       .67     4.81       .66     4.81          9
  2003          .66     4.87       .66     4.87       .66     4.87         10
  2002          .67     5.06       .67     5.06       .67     5.06         19
  2001          .67     5.35       .67     5.35       .66     5.36         11
  2000          .77     5.42       .77     5.42       .76     5.43         28
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
65

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


MISSOURI


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (8/87)
  2004        $11.30      $.50      $(.53) $(.03)   $(.49)   $  --  $(.49) $10.78      (.28)% $221,955
  2003         10.81       .51        .51   1.02     (.53)      --   (.53)  11.30      9.63    233,996
  2002         10.71       .54        .11    .65     (.55)      --   (.55)  10.81      6.20    207,890
  2001         10.18       .56        .53   1.09     (.56)      --   (.56)  10.71     10.93    202,698
  2000         11.12       .55       (.93)  (.38)    (.55)    (.01)  (.56)  10.18     (3.47)   194,271
Class B (2/97)
  2004         11.30       .41       (.52)  (.11)    (.40)      --   (.40)  10.79      (.95)     9,532
  2003         10.81       .43        .50    .93     (.44)      --   (.44)  11.30      8.80     11,912
  2002         10.71       .46        .11    .57     (.47)      --   (.47)  10.81      5.38      9,091
  2001         10.18       .48        .53   1.01     (.48)      --   (.48)  10.71     10.10      6,991
  2000         11.11       .47       (.93)  (.46)    (.46)    (.01)  (.47)  10.18     (4.13)     5,165
Class C (2/94)
  2004         11.29       .44       (.53)  (.09)    (.43)      --   (.43)  10.77      (.84)    21,402
  2003         10.81       .45        .49    .94     (.46)      --   (.46)  11.29      8.93     23,336
  2002         10.70       .48        .12    .60     (.49)      --   (.49)  10.81      5.72     20,076
  2001         10.17       .50        .53   1.03     (.50)      --   (.50)  10.70     10.31     12,589
  2000         11.11       .49       (.93)  (.44)    (.49)    (.01)  (.50)  10.17     (4.03)    10,229
Class R (2/97)
  2004         11.31       .52       (.53)  (.01)    (.51)      --   (.51)  10.79      (.10)       483
  2003         10.82       .53        .50   1.03     (.54)      --   (.54)  11.31      9.80        534
  2002         10.71       .57        .11    .68     (.57)      --   (.57)  10.82      6.47        507
  2001         10.18       .58        .53   1.11     (.58)      --   (.58)  10.71     11.11        470
  2000         11.12       .57       (.93)  (.36)    (.57)    (.01)  (.58)  10.18     (3.29)       442
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
MISSOURI             -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (8/87)
  2004          .85%    4.50%      .85%    4.50%      .85%    4.51%        13%
  2003          .86     4.65       .86     4.65       .85     4.66         14
  2002          .87     5.02       .87     5.02       .86     5.03         13
  2001          .87     5.31       .87     5.31       .87     5.31         13
  2000          .96     5.25       .96     5.25       .95     5.26         21
Class B (2/97)
  2004         1.60     3.75      1.60     3.75      1.60     3.75         13
  2003         1.61     3.90      1.61     3.90      1.60     3.91         14
  2002         1.62     4.27      1.62     4.27      1.61     4.27         13
  2001         1.62     4.55      1.62     4.55      1.61     4.56         13
  2000         1.71     4.51      1.71     4.51      1.70     4.52         21
Class C (2/94)
  2004         1.40     3.95      1.40     3.95      1.40     3.95         13
  2003         1.41     4.10      1.41     4.10      1.40     4.11         14
  2002         1.41     4.46      1.41     4.46      1.41     4.47         13
  2001         1.42     4.76      1.42     4.76      1.42     4.76         13
  2000         1.50     4.69      1.50     4.69      1.49     4.70         21
Class R (2/97)
  2004          .65     4.70       .65     4.70       .65     4.71         13
  2003          .66     4.86       .66     4.86       .65     4.86         14
  2002          .67     5.22       .67     5.22       .66     5.23         13
  2001          .67     5.51       .67     5.51       .67     5.51         13
  2000          .77     5.47       .77     5.47       .76     5.48         21
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
66

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


OHIO


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (6/85)
  2004        $11.78      $.53      $(.60) $(.07)   $(.54)   $  --  $(.54) $11.17      (.62)% $347,733
  2003         11.16       .54        .62   1.16     (.54)      --   (.54)  11.78     10.65    385,619
  2002         11.10       .55        .06    .61     (.55)      --   (.55)  11.16      5.57    379,342
  2001         10.62       .57        .48   1.05     (.57)      --   (.57)  11.10     10.05    385,226
  2000         11.57       .57       (.93)  (.36)    (.57)    (.02)  (.59)  10.62     (3.18)   389,898
Class B (2/97)
  2004         11.77       .45       (.61)  (.16)    (.45)      --   (.45)  11.16     (1.34)    26,057
  2003         11.15       .45        .63   1.08     (.46)      --   (.46)  11.77      9.85     28,080
  2002         11.09       .47        .05    .52     (.46)      --   (.46)  11.15      4.79     22,433
  2001         10.62       .48        .48    .96     (.49)      --   (.49)  11.09      9.16     19,846
  2000         11.56       .49       (.93)  (.44)    (.48)    (.02)  (.50)  10.62     (3.82)    14,970
Class C (8/93)
  2004         11.76       .47       (.60)  (.13)    (.48)      --   (.48)  11.15     (1.14)    44,575
  2003         11.15       .47        .62   1.09     (.48)      --   (.48)  11.76      9.99     50,999
  2002         11.09       .49        .06    .55     (.49)      --   (.49)  11.15      5.01     44,984
  2001         10.61       .51        .48    .99     (.51)      --   (.51)  11.09      9.46     41,396
  2000         11.56       .51       (.93)  (.42)    (.51)    (.02)  (.53)  10.61     (3.71)    41,220
Class R (2/97)
  2004         11.77       .56       (.61)  (.05)    (.56)      --   (.56)  11.16      (.41)   139,762
  2003         11.15       .56        .62   1.18     (.56)      --   (.56)  11.77     10.89    154,781
  2002         11.09       .57        .06    .63     (.57)      --   (.57)  11.15      5.80    148,302
  2001         10.62       .59        .48   1.07     (.60)      --   (.60)  11.09     10.19    146,678
  2000         11.57       .60       (.94)  (.34)    (.59)    (.02)  (.61)  10.62     (2.97)   142,031
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
OHIO       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/85)
  2004          .85%    4.65%      .85%    4.65%     .85 %    4.65%        12%
  2003          .87     4.69       .87     4.69       .87     4.69         12
  2002          .86     4.93       .86     4.93       .86     4.93         21
  2001          .86     5.13       .86     5.13       .85     5.13         12
  2000          .90     5.25       .90     5.25       .89     5.25         11
Class B (2/97)
  2004         1.60     3.90      1.60     3.90      1.60     3.90         12
  2003         1.62     3.94      1.62     3.94      1.61     3.94         12
  2002         1.61     4.17      1.61     4.17      1.61     4.18         21
  2001         1.61     4.37      1.61     4.37      1.60     4.37         12
  2000         1.65     4.51      1.65     4.51      1.64     4.52         11
Class C (8/93)
  2004         1.40     4.10      1.40     4.10      1.40     4.10         12
  2003         1.42     4.14      1.42     4.14      1.41     4.14         12
  2002         1.41     4.37      1.41     4.37      1.41     4.38         21
  2001         1.41     4.57      1.41     4.57      1.40     4.58         12
  2000         1.45     4.69      1.45     4.69      1.44     4.70         11
Class R (2/97)
  2004          .65     4.85       .65     4.85       .65     4.85         12
  2003          .67     4.89       .67     4.89       .67     4.89         12
  2002          .66     5.12       .66     5.12       .66     5.13         21
  2001          .66     5.32       .66     5.32       .65     5.33         12
  2000          .70     5.45       .70     5.45       .69     5.46         11
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
67

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     -------


WISCONSIN


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending              Ending
                 Net   Invest-       ment         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (6/94)
  2004        $10.62      $.43      $(.45) $(.02)   $(.44)   $  --  $(.44) $10.16      (.33)% $39,033
  2003         10.14       .43        .49    .92     (.44)      --   (.44)  10.62      9.41    42,360
  2002          9.97       .44        .17    .61     (.44)      --   (.44)  10.14      6.26    40,199
  2001          9.24       .45        .72   1.17     (.44)      --   (.44)   9.97     12.84    30,944
  2000         10.20       .44       (.95)  (.51)    (.44)    (.01)  (.45)   9.24     (5.04)   30,146
Class B (2/97)
  2004         10.65       .35       (.46)  (.11)    (.36)      --   (.36)  10.18     (1.01)    4,568
  2003         10.17       .36        .49    .85     (.37)      --   (.37)  10.65      8.53     5,960
  2002         10.00       .37        .17    .54     (.37)      --   (.37)  10.17      5.49     5,224
  2001          9.27       .38        .72   1.10     (.37)      --   (.37)  10.00     11.98     4,401
  2000         10.23       .37       (.95)  (.58)    (.37)    (.01)  (.38)   9.27     (5.75)    3,977
Class C (2/97)
  2004         10.65       .37       (.46)  (.09)    (.38)      --   (.38)  10.18      (.84)    4,632
  2003         10.16       .38        .50    .88     (.39)      --   (.39)  10.65      8.83     4,536
  2002         10.00       .39        .16    .55     (.39)      --   (.39)  10.16      5.58     3,282
  2001          9.26       .40        .73   1.13     (.39)      --   (.39)  10.00     12.31     5,408
  2000         10.22       .39       (.95)  (.56)    (.39)    (.01)  (.40)   9.26     (5.56)    4,366
Class R (2/97)
  2004         10.67       .45       (.46)  (.01)    (.46)      --   (.46)  10.20      (.10)      177
  2003         10.18       .46        .50    .96     (.47)      --   (.47)  10.67      9.62       176
  2002         10.02       .47        .16    .63     (.47)      --   (.47)  10.18      6.36        97
  2001          9.28       .47        .73   1.20     (.46)      --   (.46)  10.02     13.10        51
  2000         10.23       .46       (.94)  (.48)    (.46)    (.01)  (.47)   9.28     (4.73)       45
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
WISCONSIN            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/94)
  2004          .92%    4.12%      .92%    4.12%      .91%    4.13%        21%
  2003          .93     4.19       .93     4.19       .91     4.20          8
  2002          .93     4.39       .93     4.39       .92     4.40         19
  2001          .97     4.59       .97     4.59       .95     4.61         16
  2000         1.14     4.50      1.02     4.62      1.01     4.63         26
Class B (2/97)
  2004         1.67     3.37      1.67     3.37      1.66     3.38         21
  2003         1.67     3.44      1.67     3.44      1.66     3.45          8
  2002         1.68     3.65      1.68     3.65      1.67     3.66         19
  2001         1.72     3.84      1.72     3.84      1.70     3.86         16
  2000         1.89     3.75      1.76     3.87      1.75     3.88         26
Class C (2/97)
  2004         1.47     3.57      1.47     3.57      1.46     3.58         21
  2003         1.47     3.64      1.47     3.64      1.45     3.65          8
  2002         1.51     3.85      1.51     3.85      1.49     3.86         19
  2001         1.52     4.04      1.52     4.04      1.50     4.05         16
  2000         1.69     3.95      1.57     4.07      1.56     4.08         26
Class R (2/97)
  2004          .72     4.32       .72     4.32       .71     4.33         21
  2003          .72     4.39       .72     4.39       .70     4.41          8
  2002          .73     4.60       .73     4.60       .72     4.62         19
  2001          .77     4.79       .77     4.79       .75     4.80         16
  2000          .92     4.67       .79     4.81       .78     4.82         26
------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (constituting the Nuveen Multistate Trust IV, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
69

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
70

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Paul L. Brennan        Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                           Assistant Vice President (since 1997), of
333 W. Wacker Drive                                Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                  portfolio manager of Flagship Financial
                                                   Inc.; Chartered Financial Analyst and
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
71

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
72

  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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73

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                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by
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Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com
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